                            UP TO U.S. $25,000,000

                          REVOLVING CREDIT AGREEMENT


                           Dated as of May 30, 1995

                                    between


                               UNITED HOMES, INC.


                                  as Borrower

                                      and


                              GENEL COMPANY, INC.

                                   as Lender


     GENEL COMPANY, INC. HOLDS ARIZONA MORTGAGE BANKER'S LICENSE NO. 8284


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                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.   DEFINITIONS AND INTERPRETATION MATTERS ................................   1
         1.1   DEFINITIONS .................................................   1
         1.2   ACCOUNTING MATTERS ..........................................  24
         1.3   OTHER MATTERS ...............................................  25

2.   AMOUNT AND TERMS OF CREDIT ............................................  25
         2.1   REVOLVING CREDIT ADVANCES ...................................  25
         2.2   MANDATORY PREPAYMENT ........................................  27
         2.3   OPTIONAL PREPAYMENT .........................................  27
         2.4   USE OF PROCEEDS .............................................  27
         2.5   SINGLE LOAN .................................................  27
         2.6   INTEREST ON LOAN ............................................  27
         2.7   COMMITMENT FEE ..............................................  29
         2.8   AVAILABILITY AND ADMINISTRATION FEES ........................  29
         2.9   CASH MANAGEMENT SYSTEM ......................................  29
         2.10  APPLICATION OF PAYMENTS .....................................  31
         2.11  ACCOUNTING ..................................................  31
         2.12  INDEMNITY ...................................................  31
         2.13  ACCESS ......................................................  32
         2.14  TAXES .......................................................  32
         2.15  CONFIDENTIALITY .............................................  33

3.   CONDITIONS PRECEDENT ..................................................  34
         3.1   CONDITIONS TO LOAN ..........................................  34
         3.2   FURTHER CONDITIONS TO EACH REVOLVING CREDIT ADVANCE..........  37

4.   REPRESENTATIONS AND WARRANTIES ........................................  38
         4.1   CORPORATE EXISTENCE: COMPLIANCE WITH LAW ....................  38
         4.2   EXECUTIVE OFFICES ...........................................  38
         4.3   SUBSIDIARIES ................................................  38
         4.4   CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS .....  38
         4.5   FINANCIAL STATEMENTS ........................................  39
         4.6   PROJECTIONS .................................................  40
         4.7   OWNERSHIP OF PROPERTY; LIENS ................................  40
         4.8   NO DEFAULT ..................................................  41
         4.9   BURDENSOME RESTRICTIONS .....................................  41

         4.10  LABOR MATTERS ...............................................  42

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         4.11  OTHER VENTURES ..............................................  42
         4.12  INVESTMENT COMPANY ACT ......................................  42
         4.13  MARGIN REGULATIONS ..........................................  42
         4.14  TAXES .......................................................  42
         4.15  ERISA .......................................................  43
         4.16  NO LITIGATION ...............................................  44
         4.17  BROKERS .....................................................  44
         4.18  OUTSTANDING STOCK; OPTIONS; WARRANTS, ETC. ..................  44
         4.19  EMPLOYMENT AND LABOR AGREEMENTS .............................  44
         4.20  PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES ................  45
         4.21  FULL DISCLOSURE .............................................  45
         4.22  LIENS .......................................................  45
         4.23  NO MATERIAL ADVERSE EFFECT ..................................  45
         4.24  ENVIRONMENTAL PROTECTION ....................................  45

5.   FINANCIAL STATEMENTS AND INFORMATION ..................................  46
         5.1   REPORTS AND NOTICES .........................................  46
         5.2   COMMUNICATION WITH ACCOUNTANTS ..............................  48

6.   AFFIRMATIVE COVENANTS .................................................  48
         6.1   MAINTENANCE OF EXISTENCE AND CONDUCT OF BUSINESS.............  48
         6.2   PAYMENT OF OBLIGATIONS ......................................  49
         6.3   FINANCIAL COVENANTS .........................................  49
         6.4   LENDER'S FEES ...............................................  51
         6.5   BOOKS AND RECORDS ...........................................  51
         6.6   LITIGATION ..................................................  51
         6.7   INSURANCE ...................................................  51
         6.8   COMPLIANCE WITH LAW .........................................  52
         6.9   AGREEMENTS ..................................................  52
         6.10  SUPPLEMENTAL DISCLOSURE .....................................  52
         6.11  EMPLOYEE PLANS ..............................................  53
         6.12  SEC FILINGS; CERTAIN OTHER NOTICES ..........................  54
         6.13  LEASES ......................................................  54
         6.14  ENVIRONMENTAL MATTERS .......................................  54
         6.15  STAY, EXECUTION AND USURY LAWS ..............................  56
         6.16  REAL ESTATE SALES FROM AFFILIATES ...........................  56
         6.17  SOLVENCY CERTIFICATE OF AFFILIATE ...........................  57

7.   NEGATIVE COVENANTS ....................................................  57
         7.1   MERGERS, ETC. ...............................................  57
         7.2   INVESTMENTS; LOANS AND ADVANCES..............................  57
         7.3   PAYMENTS TO AFFILIATES.......................................  57
         7.4   INDEBTEDNESS.................................................  58
         7.5   RELEASE OR SUBORDINATION OF PERMITTED ENCUMBRANCES...........  58

         7.6   CAPITAL STRUCTURE ...........................................  59
         7.7   MAINTENANCE OF BUSINESS .....................................  59
         7.8   TRANSACTIONS WITH AFFILIATES ................................  59
         7.9   GUARANTEED INDEBTEDNESS .....................................  59
         7.10  LIENS .......................................................  59
         7.11  CAPITAL EXPENDITURES ........................................  59
         7.12  SALE OF ASSETS ..............................................  59
         7.13  CANCELLATION OF INDEBTEDNESS ................................  59
         7.14  HEDGING TRANSACTIONS ........................................  60
         7.15  RESTRICTED PAYMENTS .........................................  60
         7.16  COMPENSATION AND MANAGEMENT .................................  60
         7.17  ERISA .......................................................  60
         7.18  PREPAYMENT OF INDEBTEDNESS ..................................  60
         7.19  VENDOR NOTES ................................................  60
         7.20  ESOP ........................................................  60

8.   TERM ..................................................................  60
         8.1   TERMINATION .................................................  60
         8.2   SURVIVAL OF OBLIGATIONS UPON TERMINATION OF FINANCING
         ARRANGEMENT .......................................................  61

9.   EVENTS OF DEFAULT; RIGHTS AND REMEDIES ................................  61
         9.1   EVENTS OF DEFAULT ...........................................  61
         9.2   REMEDIES ....................................................  63
         9.3   WAIVERS BY BORROWER .........................................  63
         9.4   RIGHT OF SET-OFF ............................................  64

10.  MISCELLANEOUS .........................................................  64
         10.1  COMPLETE AGREEMENT; MODIFICATION OF AGREEMENT; SALE OF
         INTEREST ..........................................................  64
         10.2  FEES AND EXPENSES ...........................................  65
         10.3  NO WAIVER LENDER ............................................  66
         10.4  REMEDIES ....................................................  67
         10.5  WAIVER OF JURY TRIAL ........................................  67
         10.6  SEVERABILITY ................................................  67
         10.7  PARTIES .....................................................  67
         10.8  CONFLICT OF TERMS ...........................................  67
         10.9  AUTHORIZED SIGNATURE ........................................  67
         10.10 GOVERNING LAW ...............................................  67
         10.11 NOTICES .....................................................  68
         10.12 SURVIVAL ....................................................  69
         10.13 SECTION TITLES ..............................................  69
         10.16 JOINT AND SEVERAL LIABILITY .................................  70
         10.17 NO ORAL AGREEMENTS ..........................................  70

                           LIST OF DEFINED TERMS

                                                                       Page
                                                                       ----

Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1
Borrower  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1
Lender  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1
Adjusted Consolidated Cash Flow . . . . . . . . . . . . . . . . . . .     1
Adjusted Consolidated Cash Flow Available for Fixed Charges . . . . .     2
Adjusted Consolidated Net Income  . . . . . . . . . . . . . . . . . .     2
Adjusted Consolidated Operating Profit  . . . . . . . . . . . . . . .     2
Adjusted Consolidated Tangible Net Worth. . . . . . . . . . . . . . .     2
Adjusted Financial Terms. . . . . . . . . . . . . . . . . . . . . . .     2
Administration Fee  . . . . . . . . . . . . . . . . . . . . . . . . .     3
Advance Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
Affiliate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
Ancillary Agreements  . . . . . . . . . . . . . . . . . . . . . . . .     3
Asset Sale  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
Assignee Lender . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
Availability Fee. . . . . . . . . . . . . . . . . . . . . . . . . . .     4
Backlog Unit. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
Board of Directors. . . . . . . . . . . . . . . . . . . . . . . . . .     4
Book Cost . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
Borrower  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
Borrowing Base. . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
Borrowing Base Availability . . . . . . . . . . . . . . . . . . . . .     4
Advance Rate. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
Borrowing Base Book Cost. . . . . . . . . . . . . . . . . . . . . . .     5
Business Day. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
Calculation Date. . . . . . . . . . . . . . . . . . . . . . . . . . .     5
Capital Asset . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
Capital Lease . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
Capital Lease Obligations . . . . . . . . . . . . . . . . . . . . . .     5
Carryback Purchase Note . . . . . . . . . . . . . . . . . . . . . . .     5
Certain Indebtedness Incurred . . . . . . . . . . . . . . . . . . . .     5
Certain Indebtedness Paid . . . . . . . . . . . . . . . . . . . . . .     6
Change of Control . . . . . . . . . . . . . . . . . . . . . . . . . .     6
Charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
Code. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
Collateral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
Collateral Documents. . . . . . . . . . . . . . . . . . . . . . . . .     7
Commitment Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . .     7

Commitment Termination Date . . . . . . . . . . . . . . . . . . . . .     7
Common Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7
Compensation. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7
Concentration Account . . . . . . . . . . . . . . . . . . . . . . . .     7
Consolidated Capital Expenditures . . . . . . . . . . . . . . . . . .     7
Consolidated Fixed Charge Coverage Ratio. . . . . . . . . . . . . . .     7
Consolidated Net Income . . . . . . . . . . . . . . . . . . . . . . .     8
Consolidated Net Tangible Assets  . . . . . . . . . . . . . . . . . .     8
Construction Budget . . . . . . . . . . . . . . . . . . . . . . . . .     8
Construction Costs. . . . . . . . . . . . . . . . . . . . . . . . . .     8
Cost of Sales . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
Determination Date. . . . . . . . . . . . . . . . . . . . . . . . . .     8
Depository Account. . . . . . . . . . . . . . . . . . . . . . . . . .     8
Development Costs . . . . . . . . . . . . . . . . . . . . . . . . . .     8
Disbursement Accounts . . . . . . . . . . . . . . . . . . . . . . . .     8
DOL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
Eligible Collateral . . . . . . . . . . . . . . . . . . . . . . . . .     9
Eligible Housing Unit . . . . . . . . . . . . . . . . . . . . . . . .    10
Eligible Lot. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
Eligible Model Homes. . . . . . . . . . . . . . . . . . . . . . . . .    10
Eligibility Termination Date. . . . . . . . . . . . . . . . . . . . .    10
Environmental Laws. . . . . . . . . . . . . . . . . . . . . . . . . .    10
Environmental Reports . . . . . . . . . . . . . . . . . . . . . . . .    11
ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
ERISA Affiliate . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
ERISA Event . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
ESOP. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
Event of Default. . . . . . . . . . . . . . . . . . . . . . . . . . .    11
Exchange Act. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
Existing Guaranteed Indebtedness. . . . . . . . . . . . . . . . . . .    11
Fair Market Value . . . . . . . . . . . . . . . . . . . . . . . . . .    11
Federal Reserve Board . . . . . . . . . . . . . . . . . . . . . . . .    11
Financials. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
Finished Building Lots. . . . . . . . . . . . . . . . . . . . . . . .    11
Fiscal Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
Fixed Charge. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
Funding Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
GAAP. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
Governmental Authority. . . . . . . . . . . . . . . . . . . . . . . .    12
Guaranteed Indebtedness . . . . . . . . . . . . . . . . . . . . . . .    12
Primary Obligations . . . . . . . . . . . . . . . . . . . . . . . . .    12
Primary Obligor . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
Guarantor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12

Guaranty. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
Guaranty of Performance . . . . . . . . . . . . . . . . . . . . . . .    13
Hazardous Substances. . . . . . . . . . . . . . . . . . . . . . . . .    13
Hazardous Substances Indemnity Agreement. . . . . . . . . . . . . . .    13
Hedging Obligations . . . . . . . . . . . . . . . . . . . . . . . . .    13
Housing Unit. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13
Indebtedness. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13
Index Rate. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14
GECC Composite Commercial Paper Rate. . . . . . . . . . . . . . . . .    14
Average Interest Expense. . . . . . . . . . . . . . . . . . . . . . .    14
GECC Composite Commercial Paper . . . . . . . . . . . . . . . . . . .    14
Intangible Assets . . . . . . . . . . . . . . . . . . . . . . . . . .    14
Interest Expense. . . . . . . . . . . . . . . . . . . . . . . . . . .    14
Interest Incurred . . . . . . . . . . . . . . . . . . . . . . . . . .    15
Interest Payment Date . . . . . . . . . . . . . . . . . . . . . . . .    15
Investment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    15
IRC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    15
IRS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    15
Leases. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    15
Lender. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
Lien. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
Loan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
Loan Documents. . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
Loan Party. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
Market Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
Material Adverse Effect . . . . . . . . . . . . . . . . . . . . . . .    16
Maximum Available Revolving Credit Advances . . . . . . . . . . . . .    17
Maximum Lawful Rate . . . . . . . . . . . . . . . . . . . . . . . . .    17
Maximum Loan. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
Model . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
Mortgages . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
Multiemployer Plan. . . . . . . . . . . . . . . . . . . . . . . . . .    17
Note. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
Operating Protocol. . . . . . . . . . . . . . . . . . . . . . . . . .    17
Option Deposit. . . . . . . . . . . . . . . . . . . . . . . . . . . .    18
Ordinary Course Liens . . . . . . . . . . . . . . . . . . . . . . . .    18
Other Distributions . . . . . . . . . . . . . . . . . . . . . . . . .    18
Other Indebtedness. . . . . . . . . . . . . . . . . . . . . . . . . .    18
PBGC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    18
Pension Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    18
Permitted Encumbrances. . . . . . . . . . . . . . . . . . . . . . . .    18
Permitted Investments . . . . . . . . . . . . . . . . . . . . . . . .    19
Permitted Refinancing Indebtedness. . . . . . . . . . . . . . . . . .    20

Person ...................................................................   20
Plan .....................................................................   20
Pledge and Security Agreement (Borrower) .................................   20
Pledge and Security Agreement (Guarantor) ................................   20
Proceeding ...............................................................   21
Projections ..............................................................   21
Qualified Plan ...........................................................   21
Real Estate ..............................................................   21
Land .....................................................................   21
Receipts .................................................................   21
Reportable Event .........................................................   21
Reserves .................................................................   21
Restricted Payment .......................................................   21
Retiree Welfare Plans ....................................................   22
Revolving Credit Advance .................................................   22
Security Agreement .......................................................   22
Speculative Unit .........................................................   22
Spill ....................................................................   22
Stated Rate ..............................................................   22
Stock ....................................................................   22
Subordinated Loans .......................................................   22
Subsidiary ...............................................................   22
Taxes ....................................................................   23
Termination Date .........................................................   23
Title Company ............................................................   23
Title IV Plan ............................................................   23
Total Indebtedness .......................................................   23
Total Indebtedness to Adjusted Consolidated Tangible Net Worth Ratio .....   23
Total Unsecured Indebtedness .............................................   23
Trade Payables ...........................................................   23
Trademark Security Agreement .............................................   23
Tri-Party Agreement ......................................................   23
Unit Backlog .............................................................   24
Unit Backlog to Unit Inventory Ratio .....................................   24
Unit Inventory ...........................................................   24
Welfare Plan .............................................................   24
Work-in-Progress .........................................................   24
Accounting Change ........................................................   24
Accounting Change ........................................................   24
Revolving Credit Advance .................................................   25
Note .....................................................................   26
Notice of Revolving Credit Advance .......................................   27
Interest Payment Date ....................................................   27
Stated Rate ..............................................................   28

Default Rate .............................................................   28
Maximum Lawful Rate ......................................................   28
Availability Fee .........................................................   29
Administration Fee .......................................................   29
Concentration Account ....................................................   29
Concentration Bank .......................................................   29
Escrow Funds .............................................................   30
Indemnified Part .........................................................   31
Taxes ....................................................................   32
Other Taxes ..............................................................   32
Representatives ..........................................................   33
Confidential Information .................................................   33
Confidential Information .................................................   34
Projections ..............................................................   40
Federal Reserve Board ....................................................   42
Spill ....................................................................   45
Work .....................................................................   55
Carryback Purchase Note ..................................................   56
dispositions .............................................................   59
Event of Default .........................................................   61
Borrowing Base ...........................................................1.1-1

Accounting Change ........................................................   24
Accounting Change ........................................................   24
Adjusted Consolidated Cash Flow ..........................................    1
Adjusted Consolidated Cash Flow Available for Fixed Charges ..............    1
Adjusted Consolidated Net Income .........................................    2
Adjusted Consolidated Operating Profit ...................................    2
Adjusted Consolidated Tangible Net Worth .................................    2
Adjusted Financial Terms .................................................    2
Administration Fee .......................................................    3
Administration Fee .......................................................   29
Advance Costs ............................................................    3
Advance Rate .............................................................    4
Affiliate ................................................................    3
Agreement ................................................................    3
Agreement ................................................................    1
Ancillary Agreements .....................................................    3
Asset Sale ...............................................................    3
Assignee Lender ..........................................................    4
Availability Fee .........................................................    4
Availability Fee .........................................................   28
Average Interest Expense .................................................   14
Backlog Unit .............................................................    4

Board of Directors .......................................................    4
Book Cost ................................................................    4
Borrower .................................................................    4
Borrower .................................................................    1
Borrowing Base ...........................................................    4
Borrowing Base ...........................................................1.1-1
Borrowing Base Availability ..............................................    4
Borrowing Base Book Cost .................................................    5
Business Day .............................................................    5
Calculation Date .........................................................    5
Capital Asset ............................................................    5
Capital Lease ............................................................    5
Capital Lease Obligations ................................................    5
Carryback Purchase Note ..................................................    5
Carryback Purchase Note ..................................................   55
Certain Indebtedness Incurred ............................................    5
Certain Indebtedness Paid ................................................    6
Change of Control ........................................................    6
Charges ..................................................................    6
Code .....................................................................    6
Collateral ...............................................................    6
Collateral Documents .....................................................    7
Commitment Fee ...........................................................    7
Commitment Termination Date ..............................................    7
Common Equity ............................................................    7
Compensation .............................................................    7
Concentration Account ....................................................    7
Concentration Account ....................................................   29
Concentration Bank .......................................................   29
Confidential Information .................................................   33
Confidential Information .................................................   33
Consolidated Capital Expenditures ........................................    7
Consolidated Fixed Charge Coverage Ratio .................................    7
Consolidated Net Income ..................................................    7
Consolidated Net Tangible Assets .........................................    8
Construction Budget ......................................................    8
Construction Costs .......................................................    8
Cost of Sales ............................................................    8
Default ..................................................................    8
Default Rate .............................................................   27
Depository Account .......................................................    8
Determination Date .......................................................    8
Development Costs ........................................................    8
Disbursement Accounts ....................................................    8
dispositions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
DOL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
Eligibility Termination Date. . . . . . . . . . . . . . . . . . . . . .   10
Eligible Collateral . . . . . . . . . . . . . . . . . . . . . . . . . .    9
Eligible Housing Unit . . . . . . . . . . . . . . . . . . . . . . . . .   10
Eligible Lot. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
Eligible Model Homes. . . . . . . . . . . . . . . . . . . . . . . . . .   10
Environmental Laws. . . . . . . . . . . . . . . . . . . . . . . . . . .   10
Environmental Report. . . . . . . . . . . . . . . . . . . . . . . . . .   10
ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
ERISA Affiliate . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
ERISA Event . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
Escrow Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
ESOP. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
Event of Default. . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
Event of Default. . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
Exchange Act. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
Existing Guaranteed Indebtedness. . . . . . . . . . . . . . . . . . . .   11
Fair Market Value . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
Federal Reserve Board . . . . . . . . . . . . . . . . . . . . . . . . .   11
Federal Reserve Board . . . . . . . . . . . . . . . . . . . . . . . . .   42
Financials. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
Finished Building Lots. . . . . . . . . . . . . . . . . . . . . . . . .   11
Fiscal Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
Fixed Charge. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
Funding Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
GAAP. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
GECC Composite Commercial Paper . . . . . . . . . . . . . . . . . . . .   14
GECC Composite Commercial Paper Rate. . . . . . . . . . . . . . . . . .   14
Governmental Authority. . . . . . . . . . . . . . . . . . . . . . . . .   12
Guaranteed Indebtedness . . . . . . . . . . . . . . . . . . . . . . . .   12
Guarantor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
Guaranty. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
Guaranty of Performance . . . . . . . . . . . . . . . . . . . . . . . .   12
Hazardous Substances. . . . . . . . . . . . . . . . . . . . . . . . . .   12
Hazardous Substances Indemnity Agreement. . . . . . . . . . . . . . . .   13
Hedging Obligations . . . . . . . . . . . . . . . . . . . . . . . . . .   13
Housing Unit. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
Indebtedness. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
Indemnified Party . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
Index Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
Intangible Assets . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
Interest Expense. . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
Interest Incurred . . . . . . . . . . . . . . . . . . . . . . . . . . .   15

Interest Payment Date . . . . . . . . . . . . . . . . . . . . . . . . .   15
Interest Payment Date . . . . . . . . . . . . . . . . . . . . . . . . .   27
Investment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
IRC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
IRS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
Land. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
Leases. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
Lender. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
Lender. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
Lien. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
Loan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
Loan Documents. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
Loan Party. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
Market Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
Material Adverse Effect . . . . . . . . . . . . . . . . . . . . . . . .   16
Maximum Available Revolving Credit Advances . . . . . . . . . . . . . .   16
Maximum Lawful Rate . . . . . . . . . . . . . . . . . . . . . . . . . .   16
Maximum Lawful Rate . . . . . . . . . . . . . . . . . . . . . . . . . .   28
Maximum Loan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
Model . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
Mortgages . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
Multiemployer Plan. . . . . . . . . . . . . . . . . . . . . . . . . . .   17
Note. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
Note. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
Notice of Revolving Credit Advance. . . . . . . . . . . . . . . . . . .   26
Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
Operating Protocol. . . . . . . . . . . . . . . . . . . . . . . . . . .   17
Option Deposit. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
Ordinary Course Liens . . . . . . . . . . . . . . . . . . . . . . . . .   17
Other Distributions . . . . . . . . . . . . . . . . . . . . . . . . . .   18
Other Indebtedness. . . . . . . . . . . . . . . . . . . . . . . . . . .   18
Other Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
PBGC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
Pension Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
Permitted Encumbrances. . . . . . . . . . . . . . . . . . . . . . . . .   18
Permitted Investments . . . . . . . . . . . . . . . . . . . . . . . . .   19
Permitted Refinancing Indebtedness. . . . . . . . . . . . . . . . . . .   20
Person. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
Pledge and Security Agreement (Borrower). . . . . . . . . . . . . . . .   20
Pledge and Security Agreement (Guarantor) . . . . . . . . . . . . . . .   20
Primary Obligations . . . . . . . . . . . . . . . . . . . . . . . . . .   12
Primary Obligor . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
Proceeding. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20

Projections . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40
Projections . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
Qualified Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
Real Estate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
Receipts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
Reportable Event. . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
Representatives . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
Reserves. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
Restricted Payment. . . . . . . . . . . . . . . . . . . . . . . . . . .   21
Retiree Welfare Plans . . . . . . . . . . . . . . . . . . . . . . . . .   21
Revolving Credit Advance. . . . . . . . . . . . . . . . . . . . . . . .   25
Revolving Credit Advance. . . . . . . . . . . . . . . . . . . . . . . .   21
Security Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . .   22
Speculative Unit. . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
Spill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
Spill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
Stated Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
Stated Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
Subordinated Loans. . . . . . . . . . . . . . . . . . . . . . . . . . .   22
Subsidiary. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
Termination Date. . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
Title Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
Title IV Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
Total Indebtedness. . . . . . . . . . . . . . . . . . . . . . . . . . .   23
Total Indebtedness to Adjusted Consolidated Tangible Net Worth Ratio. .   23
Total Unsecured Indebtedness. . . . . . . . . . . . . . . . . . . . . .   23
Trade Payables. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
Trademark Security Agreement. . . . . . . . . . . . . . . . . . . . . .   23
Tri-Party Agreement . . . . . . . . . . . . . . . . . . . . . . . . . .   23
Unit Backlog. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
Unit Backlog to Unit Inventory Ratio. . . . . . . . . . . . . . . . . .   23
Unit Inventory. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
Welfare Plan. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
Work. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
Work-in-Progress. . . . . . . . . . . . . . . . . . . . . . . . . . . .   24

                                  INDEX OF EXHIBITS

Exhibit A     -   Form of Note

Exhibit B     -   Form of Notice of Revolving
                  Credit Advance

Exhibit C     -   Form of Instruction Letter
                  (Concentration Banks)

Exhibit D     -   Form of Carryback Purchase Note

                                  INDEX OF SCHEDULES

Schedule   1.1          Borrowing Base
Schedule   2.9(a)  -    Concentration Account
Schedule   2.9(b)  -    Disbursement Accounts
Schedule   4.2     -    Executive Offices
Schedule   4.3     -    Subsidiaries and Guarantors
Schedule   4.5(d)  -    Material Adverse changes and
                        Stock Related Transactions
                        Since December 31, 1992
Schedule   4.7(a)  -    Encumbrances on Real Estate
Schedule   4.7(b)  -    Rights of First Refusal
Schedule   4.7(d)  -    Pending or Threatened
                        Condemnation Proceedings
Schedule   4.7(e)  -    Casualty and Flood Hazard Area
Schedule   4.8     -    Defaults
Schedule   4.11    -    Other Ventures
Schedule   4.14    -    Tax Matters
Schedule   4.15    -    ERISA
Schedule   4.16    -    Litigation
Schedule   4.18    -    Outstanding Options
Schedule   4.19    -    Employment Matters
Schedule   4.20    -    Patents and Trademarks
Schedule   4.23    -    Material Adverse Effect
Schedule   4.24    -    Environmental Matters
Schedule   5.1(f)  -    Operating Reports
Schedule   6.7     -    Insurance
Schedule   7.8     -    Transactions with Affiliates
Schedule   7.16    -    Employees and Officers Whose Annual Compensation
                        Exceeds $100,000
Schedule   10.9    -    Authorized Signatures

                              REVOLVING CREDIT AGREEMENT

    This REVOLVING CREDIT AGREEMENT ("AGREEMENT"), dated as of May ___,1995, between UNITED HOMES, INC., an Illinois corporation, having an office at 2100 Golf Road, Suite 110, Rolling Meadows, Illinois 60008-4220 ("BORROWER"), and GENEL COMPANY, INC., an Oregon corporation, having an office at 13455 Noel Road, Suite 1740, Two Galleria Tower, LB24, Dallas, Texas 75240 ("LENDER").

                                   R E C I T A L S:

    A. Borrower has requested Lender to provide a secured revolving working capital line of credit to Borrower, of up to Twenty Five Million Dollars ($25,000,000) in aggregate principal amount outstanding at any one time.

    B. Lender has agreed to provide such secured revolving working capital line of credit, but only upon the terms, and subject to the conditions, contained herein.

    NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:


1.  DEFINITION AND INTERPRETATION MATTERS

    1.1  DEFINITIONS.

    In addition to the defined terms appearing above, capitalized terms used in this Agreement shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings when used herein:

    "ADJUSTED CONSOLIDATED CASH FLOW" shall mean, with respect to Borrower, for any period, an amount equal to the sum of the following amounts for such period:
(i) Adjusted Consolidated Operating Profit, plus (ii) all capitalized costs relieved through Cost of Sales, including, without limitation, capitalized interest, development and land costs, but excluding development and land costs with respect to Eligible Collateral, plus (iii) Certain Indebtedness Incurred, minus (iv) without duplication, all costs which are capitalized, including, without limitation, Consolidated Capital Expenditures, capitalized finance, interest, development and land costs, but excluding development and land costs with respect to Eligible Collateral, minus (v) all cash payments constituting Certain Indebtedness Paid, minus (vi) cash payments of Other Distributions, Permitted Tax Distributions and federal, state and local income taxes, minus
(vii) Interest Incurred by Borrower in connection with this Agreement.

    "ADJUSTED CONSOLIDATED CASH FLOW AVAILABLE FOR FIXED CHARGES" of Borrower shall mean, for any period, the sum of the amounts for such period of (i) Consolidated Net Income, plus (ii) federal income tax liability of Borrower and Guarantor (other than income tax expense, either positive or negative, attributable to extraordinary and nonrecurring gains or losses on Asset Sales), plus (iii) Interest Expense, plus (iv) without duplication, all interest included as a component of Cost of Sales, plus (v) all depreciation and, without duplication, amortization, plus (vi) all other noncash items reducing Consolidated Net Income during such period, minus (vii) all other noncash items increasing Consolidated Net Income during such period, all as determined on a consolidated basis for Borrower in accordance with GAAP.

    "ADJUSTED CONSOLIDATED NET INCOME" shall mean, with respect to Borrower for any period, the aggregate net income (or loss) for such period, determined in accordance with GAAP; provided, that there will be excluded from such net income (to the extent otherwise included therein), without duplication: (i) the net income (or loss) of any Person other than Borrower in which any Person other than Borrower has an ownership interest, provided, however, that to the extent that any such income is actually received by Borrower in the form of dividends or similar distributions, it shall be counted as net income during the period in which it is received, (ii) except to the extent includable in Adjusted Consolidated Net Income pursuant to the foregoing clause (i) the net income (or loss of any Person that accrued prior to the date that (a) such Person is merged into or consolidated with Borrower or (b) the assets of such Person are acquired by Borrower, (iii) in the case of a successor to Borrower by consolidation, merger or transfer of its assets, any net income (or loss) of the successor prior to such merger, consolidation or transfer of assets, (iv) any noncash losses, whether or not extraordinary, incurred in connection with the issuance of Stock in exchange for Indebtedness of Borrower, and (v) all other noncash items increasing net income during such period.

    "ADJUSTED CONSOLIDATED OPERATING PROFIT" shall mean, with respect to Borrower, for any period, the sum of the following amounts for such period: (i) Adjusted Consolidated Net Income, (ii) federal income tax liability of Borrower and Guarantor, the aggregate amounts of Interest Expense as reflected on the income statement prepared in accordance with GAAP of Borrower, (iii) depreciation, and (iv) amortization.

    "ADJUSTED CONSOLIDATED TANGIBLE NET WORTH" shall mean, with respect to Borrower at any date, (I) the stockholders' equity on a consolidated basis at the end of the fiscal quarter immediately preceding such date, as determined in accordance with GAAP, minus (ii) the amount of Intangible Assets reflected on the consolidated balance sheet of Borrower as of the end of the fiscal quarter of Borrower immediately preceding such date.

    "ADJUSTED FINANCIAL TERMS" shall include the following defined terms:
Adjusted Consolidated Cash Flow, Adjusted Consolidated Net Income, Adjusted Consolidated Operating Profit, Adjusted Consolidated Tangible Net Worth, Book Cost, Adjusted Consolidated Cash Flow Available for Fixed Charges, Consolidated Net Income, Consolidated Net Tangible Assets and Cost of Sales.

    "ADMINISTRATION FEE" shall have the meaning assigned to it in Section 2.8(b) of this Agreement.

    "ADVANCE COSTS" shall mean, for any period, redevelopment costs and land development costs incurred by Borrower for improvements that may be required by municipalities or other governmental bodies or any other party or entity that imposes development requirements on any Real Estate.

    "AFFILIATE" shall mean, with respect to any Person, (i) each Person that, directly or indirectly, owns or controls, whether beneficially or as a trustee, guardian or other fiduciary, 10% or more of the Stock having ordinary voting power in the election of directors of such Person, (ii) each Person that controls, is controlled by or is under common control with such Person or (iii) each of such Person's officers and directors. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies , whether through the ownership of voting securities, by contract or otherwise; provided, however, that Lender shall not be deemed to be an Affiliate of Borrower.

    "AGREEMENT" shall mean this Revolving Credit Agreement, including all amendments, modifications and supplements hereto and any appendices, exhibits or schedules to any of the foregoing, and shall refer to the agreement as the same may be in effect at the time such reference becomes operative.

    "ANCILLARY AGREEMENTS" shall mean any supplemental agreement, undertaking, instrument, document or other writing executed by Borrower or any Affiliate as a condition to advance or funding under this Agreement or otherwise in connection herewith, including, without limitation, the Loan Documents, and all amendments or supplements thereto.

    "ASSET SALE" for any Person shall mean the sale, lease, conveyance or other disposition (including, without limitation, by merger, consolidation or sale and leaseback transaction, and whether by operation of law or otherwise) of any of that Person's assets (including, without limitation, the sale or other disposition of Stock or other ownership interest of any Subsidiary of such Person, whether by such Person or such Subsidiary), whether owned on the date hereof or subsequently acquired in one transaction or a series of related transactions, in which such Person receives cash and/or consideration (including, without limitation, the unconditional assumption of Indebtedness of such Person) having an aggregate Fair Market Value of $200,000 or more as to such transaction or series of related transactions; provided, however, (i) sales of homes and sales of mortgages on homes in the ordinary course of business consistent with past practices will not constitute Asset Sales, (ii) sales, leases, conveyances or other dispositions, including, without limitation, exchanges or swaps, of Real Estate in the ordinary course of business consistent with past practices will not constitute Asset Sales, and
(iii) sales, leases, sale-leasebacks or other dispositions of amenities and other improvements at Borrower's communities in the ordinary course of business consistent with past practices will not constitute Asset Sales.

    "ASSIGNEE LENDER" shall mean any holder of all or any portion of the Note other than Lender.

    "AVAILABILITY FEE" shall have the meaning assigned to such term in Section 2.8(a) of this Agreement.

    "BACKLOG UNIT" means any Housing Unit that is the subject of a formal, written agreement between Borrower and a third party customer (i) whereby Borrower agrees to deliver and the customer agrees to buy a specific Housing Unit at a specific selling price, and (ii) pursuant to which such customer shall have made a customary cash deposit against the selling price of such Housing Unit.

    "BOARD OF DIRECTORS" means the board of directors of a Person or any authorized committee of the board of directors of such Person.

    "BOOK COST" of any Real Estate owned or acquired by any person shall mean the cost of such Real Estate as reflected on the financial statements of such Person determined in accordance with GAAP.

    "BORROWER" shall mean United Homes, Inc., an Illinois corporation, having an office at 2100 Golf Road, Suite 110, Rolling Meadows, Illinois 60008-4220.

    "BORROWING BASE" shall have the meaning assigned to it in Schedule 1.1 attached hereto, as interpreted and administered pursuant to the Operating Protocol.

    "BORROWING BASE AVAILABILITY" shall mean at any time, an amount equal to the sum of:

         (a) for each Eligible Housing Unit, the lesser of (i) 100% of Construction Costs of the Eligible Housing Unit, PLUS the Advance Rate of the Eligible Lot on which such Eligible Housing Unit has been or is being constructed, or (ii) the applicable Advance Rate of the Eligible Housing Unit:
PLUS

         (b) for each Eligible Lot, the lesser of (i) 100% of Borrowing Base Book Cost for the Eligible Lots on which an Eligible Housing Unit has not been and is not being constructed, or (ii) the applicable Advance Rate for such Eligible Lot; MINUS

         (c) the aggregate amount of all Trade Payables that have been outstanding more than thirty (30) days after the due date of the applicable invoice (after giving effect to the payment terms thereof).

As used herein, "ADVANCE RATE" shall mean: (a) with respect to any Eligible Housing Unit, the following amounts: (i) if such Eligible Housing Unit is an Eligible Model Home, 75% of the Market Value of such Eligible Model Home and the Eligible Lot on which such

Eligible Model Home has been or is being constructed (considered as a whole);
(ii) if such Eligible Housing Unit qualifies as a Backlog Unit, 75% of the Market Value of such Backlog Unit and the Eligible Lot on which such Backlog Unit has been or is being constructed (considered as a whole); or (iii) if such Eligible Housing Unit qualifies as a Speculative Unit, 65% of the Market Value of such Speculative Unit and the Eligible Lot on which such Speculative Unit has been or is being constructed (considered as a whole); and (b) with respect to an Eligible Lot, 75% of the Market Value of such Eligible Lot.

    "BORROWING BASE BOOK COST" of a Finished Building Lot shall mean all acquisition costs of such Finished Building Lot which have been incurred by Borrower. However, in the case of a Finished Building Lot transferred from an Affiliate to Borrower, Borrowing Base Book Cost shall mean, at the time of the transfer, all acquisition and development costs of such Finished Building Lot which have been incurred by such Affiliate, including, but not limited to, carrying cost, legal cost, engineering costs, taxes, bonds and permits. No increases in Borrowing Base Book Cost shall occur due to transfer among Affiliates and Borrower.

    "BUSINESS DAY" shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the States of Illinois or New York.

    "CALCULATION DATE" shall mean the first Business Day following which Borrower has delivered its quarterly financial statements to Lender, an in no event later than (i) the 45th day following the end of each Borrower's first three fiscal quarters of each of Borrower's fiscal years and (ii) the 90th day following the end of each of Borrower's fiscal years.

    "CAPITAL ASSET" shall mean any asset that has a useful life of more than one year and which is properly classified in relevant financial statements of Borrower as a real property (excluding land held for investment or development, land in the process of development, building lots and housing units, whether under construction or completed), equipment, improvements, fixed assets or similar types of assets capitalized in accordance with GAAP.

    "CAPITAL LEASE" shall mean any lease of any property (whether real, personal or mixed) by Borrower as lessee that, in accordance with GAAP, would be required either to be classified and accounted for as a capital lease on a balance sheet of Borrower or otherwise to be disclosed as such in a note to such balance sheet.

    "CAPITAL LEASE OBLIGATIONS" shall mean, with respect to any Capital Lease, the amount of the obligations of the lessee thereunder.

    "CARRYBACK PURCHASE NOTE" shall have the meaning assigned to it in Section 6.16.

    "CERTAIN INDEBTEDNESS INCURRED" shall mean the amount of all sums borrowed by Borrower in any period (i) pursuant to any future private placement or public offering of Borrower's debt securities, (ii) representing acquisition, development or construction financing, and (iii) representing financing received from third parties with respect to Models, but in no event including any (a) Guaranteed Indebtedness,
(b) Indebtedness evidenced by this Agreement, (c) Indebtedness evidenced by the Carryback Purchase Notes or (d) Indebtedness evidenced by any vendor notes, other than vendor notes given by Borrower with respect to Real Estate which is not Eligible Collateral, or Trade Payables.

     "CERTAIN INDEBTEDNESS PAID" shall mean all payments of principal and interest made by Borrower in any period in connection with (i) any future private placement or public offering of Borrower's debt securities, (ii) acquisition, development or construction financing, including without limitation any payments made by Borrower in connection with any Indebtedness to third parties which Borrower has guaranteed or on which Borrower is a co-obligor, and (iii) representing financing received from third parties with respect to Models; but in no event including any (a) Indebtedness evidenced by this Agreement, (b) Indebtedness evidenced by the Carryback Purchase Notes, or (c) Indebtedness evidenced by any vendor notes, other that vendor notes given by Borrower with respect to Real Estate which is not Eligible Collateral, or Trade Payables, or (d) without duplication, other
Indebtedness, the proceeds of which were used to pay costs included in Cost of Sales.

     "CHANGE OF CONTROL" shall mean the occurrence of any of the following events:

              (i) the sale, lease or transfer of more than 5% of the assets of borrower (considered as one entity) to any Person or "group" (as such term is used in section 13(d)(3) of the Exchange Act);

              (ii) any transaction or series of transactions the result of which is that, Edward F. Havlik, Virgil W. Owings, and trusts established for estate planning purposes for members of the immediate families of Edward F. Havlik and Virgil W. Owings, in the aggregate, beneficially own, directly or indirectly, less than 60% of the aggregate voting power of all outstanding classes of Common Equity of Borrower and Guarantor including, without limitation, convertible debt on an as converted basis.

     "CHARGES" shall mean all Federal, state, county, city, municipal, local, foreign or other governmental taxes (including, without limitation, PBGC) at the time due and payable, levies, assessments, charges, liens, claims or encumbrances upon or relating to (i) the Collateral, (ii) the Obligations,
(iii) Borrower's employees, payroll, income or gross receipts, (iv) Borrower's ownership or use of any of its assets, or (v) any other aspect or Borrower's business.

     "CODE" shall mean the Uniform Commercial Code of the jurisdiction with respect to which such term is used, as in effect from time to time.

     "COLLATERAL" shall mean the "Collateral" covered by the Security Agreement, the Mortgages, the Trademark Security Agreement and any other property, real or personal, tangible or intangible, now existing or hereafter acquired, that may at any time be or become subject to a security interest or Lien in favor of Lender to secure the Obligations.

     "COLLATERAL DOCUMENTS" shall mean the Security Agreement, the Mortgages, the Trademark Security Agreement and any other security agreements, pledge agreements, mortgages, deeds of trust, assignments or any other agreement or document pursuant to which Lender obtains or perfects a security interest in or Lien on Collateral.

     "COMMITMENT FEE" shall have the meaning assigned to it in Section 2.7 of this Agreement.

     "COMMITMENT TERMINATION DATE" shall mean the earlier of (i)
May 31, 1999, (ii) the date that Lender elects, pursuant to an express provision of this Agreement, to terminate Borrower's right to receive Revolving Credit Advances, and (iii) the date of prepayment in full by Borrower of the Loan in accordance with the provisions of Section 2.3 hereof.

     "COMMON EQUITY" of any Person means all Stock of such Person that is generally entitled to (i) vote in the election of directors of such Person or
(ii) if such Person is not a corporation, vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management and policies of such Person.

     "COMPENSATION" shall mean, with respect to any Person, all payments and accruals commonly considered to be compensation, including, without limitation, all wages, commissions, salary, deferred payment arrangements, bonus payments and accruals, profit sharing arrangements, stock appreciation rights or similar rights, incentive payments, pension or employment benefit contributions or similar payments, made to or accrued for the account of such Person or otherwise for the direct or indirect benefit of such Person.

     "CONCENTRATION ACCOUNT" shall mean that account designated on Schedule 2.9(a) hereof or other accounts as may be agreed to by Lender and Borrower.

     "CONSOLIDATED CAPITAL EXPENDITURES" shall mean, for any period, the aggregate amount of all payments by Borrower for any Capital Asset or improvements or for replacements, substitutions or additions thereto, all as determined on a consolidated basis for Borrower in accordance with GAAP.

     "CONSOLIDATED FIXED CHARGE COVERAGE RATIO" of Borrower shall mean, with respect to any Calculation Date, the ratio of (i) Adjusted Consolidated Cash Flow Available for Fixed Charges of Borrower for the prior four full fiscal quarters for which financial results have been reported immediately preceding the Calculation Date, to (ii) the aggregate Interest Incurred of Borrower for the prior four full fiscal quarters for which financial results have been reported immediately preceding the Calculation Date, determined on a consolidated basis in accordance with GAAP.

     "CONSOLIDATED NET INCOME" of Borrower, for any period, shall mean the Adjusted Consolidated Net Income of Borrower; provided that there will be excluded therefrom (to the extent otherwise included therein), without duplication, the gains (but not losses) resulting from (a) the acquisition of securities issued by Borrower or extinguishment of Indebtedness of Borrower,
(b) Asset Sales, and (c) other extraordinary items. Notwithstanding the foregoing, in calculating Consolidated Net Income, Borrower will be entitled to take into consideration the tax benefits associated with any extraordinary loss, but only to the extent such tax benefits are recognized by Borrower, all determined on a consolidated basis in accordance with GAAP.

     "CONSOLIDATED NET TANGIBLE ASSETS" shall mean, for any Person, the total amount of assets of such Person and its subsidiaries (less applicable reserves) on a consolidated basis, as determined in accordance with GAAP, less Intangible Assets.

     "CONSTRUCTION BUDGET" shall mean with respect to any Eligible Collateral the budget for construction costs presented by Borrower with a "start package" described in the Operating Protocol and approved by Lender.

     "CONSTRUCTION COSTS" shall mean the actual costs incurred by Borrower in connection with the construction of any Eligible Collateral pursuant to the Construction Budget submitted to Lender for that Eligible Collateral, including all capitalized soft costs which are allowable under GAAP, but excluding the actual cost or Market Value of the Eligible Lots on which Eligible Collateral has been or is being constructed.

     "COST OF SALES" shall mean, with respect to Borrower for any period, the "cost of sales" of Borrower for such period, determined on a consolidated basis in accordance with GAAP.

     "DEFAULT" shall mean any event which, with the passage of time or notice or both, would, unless cured or waived, become an Event of Default.

     "DETERMINATION DATE" shall mean any date on which Lender is determining the current Borrowing Base Availability.

     "DEPOSITORY ACCOUNT" shall mean that certain account of Lender, account number 50256602 in the name of GENEL/RCL-United at Bankers Trust Company, 17 Wall Street, New York, New York, ABA number 021 001 033.

     "DEVELOPMENT COSTS" shall mean, with respect to Borrower as of any date, land development costs for improvements.

     "DISBURSEMENT ACCOUNTS" shall mean those certain accounts of Borrower designated on Schedule 2.9(b) hereof, the primary Disbursement Account to which Lender shall disburse

Revolving Credit Advances being American National Bank and Trust Company of Chicago Account No. 500601658.

     "DOL" shall mean the United States Department of Labor or any successor thereto.

     "ELIGIBLE COLLATERAL" shall mean Real Estate designated in writing by Lender in its sole discretion as constituting Eligible Collateral and with respect to which:

         (i) Borrower is vested in title;

         (ii) Lender has a first priority Lien perfected as contemplated by the terms of this Agreement and the other Loan Documents;

         (iii) In the case of any Finished Building Lot, Lender has approved the Subdivision in which such Finished Building Lot is located;

         (iv) In the case of any Housing Unit, there is Work-in-Progress or finished Housing Units or Models thereon;

         (v) In the case of any Housing Unit, Lender and Borrower have agreed upon a "start package" and Construction Budget with respect to such Real Estate as more fully described in the operating Protocol;

         (vi) In the case of any Housing Unit, such Real Estate has all necessary building and other permits and construction of a Housing Unit or Model thereon has commenced;

         (vii) Lender is satisfied with the results of its physical inspection and with the valuation of such Real Estate set forth in third-party appraisals performed at Borrower's expense;

         (viii) Lender has received an Environmental Report from an environmental consultant acceptable to Lender and is satisfied with the environmental condition of such Real Estate;

         (ix) Lender and its counsel are satisfied with the results of a legal review of title to such Real Estate and Lender has received an ALTA 1970 lender's policy of title insurance (or a binding commitment to issue the same) in form and content satisfactory to Lender and which, when the applicable premium therefor is paid by Borrower and the policy is issued, will insure that Lender's Lien created pursuant to the Collateral Documents constitutes a valid first priority Lien encumbering such Real Estate, naming Lender as insured, issued by a nationally recognized title insurance company acceptable to Lender and providing such endorsements as Lender may require;

         (x) Lender has received such other information and documents regarding such Real Estate as it may require;

         (xi) such Real Estate otherwise meets Lender's normal and customary requirements for lending on similar real estate collateral including, without limitation, approvals of subdivisions, absorption analyses, residual value calculations and cash flow analyses;

         (xii) with respect to any Real Estate subject to a Subordinated Loan, the subordinated lender shall have delivered to Lender copies of all documents evidencing such Subordinated Loan and such other documentation as Lender may require and shall have submitted to the escrow company designated to facilitate the sale of such Real Estate, duly executed and acknowledged partial releases of the lots and units comprising the Real Estate; and

         (xiii) all conditions to Real Estate becoming Eligible Collateral set forth in the Operating Protocol have been satisfied.

     "ELIGIBLE HOUSING UNIT" shall mean any housing unit on which Lender has a first priority Lien and no other party has a Lien (other than Permitted Encumbrances) and which constitutes Eligible Collateral and part of the Borrowing Base.

    "ELIGIBLE LOT" means any Finished Building Lot on which Lender has a first priority Lien and no other party has a Lien (other than Permitted Encumbrances) and which constitutes Eligible Collateral and part of the Borrowing Base.

     "ELIGIBLE MODEL HOMES" shall mean any Model on which Lender has a first priority Lien and no other-party has a Lien (other than Permitted
Encumbrances) and which constitutes Eligible Collateral and part of the Borrowing Base.

     "ELIGIBLE TERMINATION DATE" shall mean May 31, 1998.

     "ENVIRONMENTAL LAWS" shall mean (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C.A. Section 9601 ET SEQ.,
(ii) the Resource Conservation and Recovery Act, as amended by the Hazardous and Solid Waste Amendment of 1984, 42 U.S.C.A Section 6901 ET SEQ., (iii) the Clean Air Act, 42 U.S.C.A. Section 7401 ET SEQ., (iv) the Clean Water Act of 1977, 33 U.S.C.A. Section 1251 ET SEQ., (v) the Toxic Substances Control Act, 15 U.S.C.A. 2601 ET SEQ., and (vi) all other federal, state and local laws, rules, regulations, statutes, and ordinances relating to air pollution, water pollution, and the handling, release, discharge, use, storage, treatment, or disposal of on-site or off-site hazardous or toxic waste, substances or materials.

     "ENVIRONMENTAL REPORT" shall mean an environmental report, audit or assessment of real property owned, leased or operated by the Borrower which is performed in accordance or substantially consistent with the Standard Practices for Environmental Site Assessments; Phase I Environmental Site Assessment Process or Transaction Screen Process, as established by the American Society for Testing and Materials, or which is otherwise prepared in accordance with the requirements of an appropriate federal, state or local governmental agency.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974 (or any successor legislation thereto), as amended from time to time.

     "ERISA AFFILIATE" shall mean, with respect to Borrower, any trade or business (whether or not incorporated) under common control, or treated as a single employer, with Borrower within the meaning of Section 414(b), (c),
(m), or (o) or the IRC.

     "ERISA EVENT" shall mean, with respect to Borrower or any ERISA Affiliate, the failure to make required contributions to a Qualified Plan.

     "ESOP" shall mean the Employee Stock Ownership Plan adopted by Guarantor for its employees.

     "EVENT OF DEFAULT" shall have the meaning assigned to it in Section 9.1 hereof.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "EXISTING GUARANTEED INDEBTEDNESS" shall have the meaning assigned to it in section 7.4(a) hereof.

     "FAIR MARKET VALUE" shall mean the price at which particular assets or property could be sold by a willing seller to a willing buyer under ordinary and customary terms and conditions, and shall not mean the price at which such assets or property could be sold in a liquidation or forced sale.

     "FEDERAL RESERVE BOARD" shall have the meaning assigned to it in Section
4.13 hereof.

     "FINANCIALS" shall mean the financial statements referred to in Sections 4.5(a) and (b) hereof.

     "FINISHED BUILDING LOTS." shall mean any Real Estate that has been duly recorded and platted for use as single family attached or detached dwelling sites, zoned for such use, with respect to which all requisite governmental consents and approvals have been obtained and as to which (i) all site development activity, other than the application of the seal or finishing coat on improved roadways and other minor repairs required to dedicate such roadways has been completed and (ii) all utilities connections (including electrical and, where applicable, water and sewer) have been brought to each lot shown on the plat covering such parcel and are available for hook-up.

     "FISCAL YEAR" shall mean each one-year period commencing on October 1 and ending on September 30 of the succeeding year. Subsequent changes of the fiscal year of Borrower shall not change the term "Fiscal Year," unless Lender consents in writing to such changes.

     "FIXED CHARGE" shall mean the aggregate of all interest on the Loan, all interest on the loan from The Chase Manhattan Bank, N.A. to Guarantor relating to the ESOP, and other fixed debt payments, other charges, and reserves of Borrower and Guarantor as determined by Lender from time to time.

     "FUNDING DATE" shall mean the first date on which all of the following have occurred: (i) all conditions precedent set forth in Section 3 have been satisfied or waived in writing by Lender as provided therein, and (ii) Lender makes its first advance pursuant to this Agreement.

     "GAAP" shall mean accounting policies and methodologies consistent with generally accepted accounting principles in the United States of America as in effect from time to time, as adjusted where required pursuant to Section
1.2 hereof.

     "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state or other political subdivision thereof and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "GUARANTEED INDEBTEDNESS" shall mean any obligation of Borrower or Guarantor guaranteeing any Indebtedness, lease, dividend, or other obligation ("PRIMARY OBLIGATIONS") of any other Person (the "PRIMARY OBLIGOR") in any manner including, without limitation, any obligation or arrangement of Borrower or Guarantor (i) to purchase or repurchase any such Primary Obligation, (ii) to advance or supply funds (a) for the purchase or payment of any such Primary Obligation or (b) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such Primary Obligation of the ability of the Primary Obligor to make payment of such Primary Obligation, or (iv) to indemnify the owner of such Primary Obligation against the loss in respect thereof.

     "GUARANTOR" shall mean United Development Management Company, an Illinois corporation.

     "GUARANTY" shall mean the agreement made in favor of Lender, including all amendments, modifications and supplements thereto, and shall refer to the Guaranty as the same may be in effect at the time such reference becomes operative.

     "GUARANTY OF PERFORMANCE" shall mean any surety or performance bond, stand-by letter of credit or similar instrument issued to municipalities, local governments or utilities supporting the performance by any Person for the construction of public facilities required for the development or maintenance of a subdivision.

     "HAZARDOUS SUBSTANCES" shall mean any substance, material or waste, the use, generation, handling, storage, release, treatment or disposal of which is regulated by and federal, state or local government authority in any jurisdiction in which either Borrower or Guarantor has owned, leased or operated real property or disposed of hazardous materials, including, without limitation, any such material, waste or substance which is (i) petroleum or a petroleum product, whether refined or unrefined, (ii) regulated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C.A. 1251 ET SEQ., (33 U.S.C.A. 1321) or regulated pursuant to Section 307 of the Clean Water Act (33 U.S.C.A. 1317), (iii) regulated as a "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C.A. 6901 ET SEQ., (42 U.S.C.A. 6903), (iv) regulated as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C.A. 9601 ET SEQ., (42 U.S.C.A. 9601), or (v) similarly regulated under any other federal, state or local law, statute, regulation or ordinance relating to the protection of human health or the environment.

     "HAZARDOUS SUBSTANCES INDEMNITY AGREEMENT" shall mean the Hazardous Substances Indemnity Agreement entered into among Lender, Borrower, and Guarantor.

     "HEDGING OBLIGATIONS" of any Person means the obligations of such Person pursuant to any interest rate swap agreement, foreign currency exchange agreement, interest rate cap or collar agreement, option or futures contract or other similar agreement or arrangement relating to interest rates or foreign exchange rates.

     "HOUSING UNIT" shall mean any house, constructed or under construction on a Finished Building Lot, for sale to retail purchasers.

     "INDEBTEDNESS" of any Person at any date means, without duplication, (i) all indebtedness of such Person for borrower money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, including, without limitation, any and all such obligations of such Persons which are convertible into or exchangeable for Stock, (iii) all obligations of such Person in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto), other than standby letters of credit (or similar instruments, including, without limitation, reimbursement obligations) issued for the benefit of, or surety and performance bonds issued by, such Person in the ordinary course of business,
(iv) all obligations of such Person with respect to Hedging Obligations (other than (x) those that fix the exchange rate in connection with indebtedness denominated in a foreign currency and otherwise permitted by this Agreement and (y) the purchase of mortgage commitments in the ordinary course of business), (v) all obligations of such Person to pay the deferred and unpaid purchase price of property or services, including, without limitation, all conditional sale obligations of such Person and all obligations under any title retention agreement (except trade payables and accrued expenses incurred in the ordinary course of business), (vi) all Capital Lease Obligations of such Person, (vii) all indebtedness of others secured by a Lien on any asset of such Person, whether or not such indebtedness is assumed by such Person, and
(viii) all indebtedness of others guaranteed by, or otherwise the liability of, such Person to the extent of such guaranty or liability, and (ix) all indebtedness of any Person in connection with the ESOP. The amount of indebtedness of such Person at any date will be (a) the outstanding balance at such date of all unconditional obligations as described above, (b) the maximum liability of such Person for any contingent under clause (viii) above and (c) in the case of clause (vii) (if the Indebtedness referred to therein is not assumed by such Person), the lesser of the (A) Fair Market Value of any asset subject to a Lien securing the indebtedness of others on the date that the Lien attached and (B) amount of the indebtedness secured. Notwithstanding the foregoing, Indebtedness shall not include any obligations relating to or arising out of special assessments by any municipality or by any finance entities or agencies created by any municipality or authorized to be created under state statutes.

     "INDEX RATE" shall mean the "GECC Composite Commercial Paper Rate." "GECC COMPOSITE COMMERCIAL PAPER RATE" shall mean the Average Interest Expense on the actual principal amount of the GECC Composite Commercial Paper outstanding for Lender's full fiscal month preceding the interest billing month. "AVERAGE INTEREST EXPENSE" shall mean the percentage obtained by dividing the interest expense on GECC Composite Commercial Paper for such fiscal month by the average daily principal amount of GECC Composite Commercial Paper outstanding during such fiscal month, divided by the actual number of days in such fiscal month and multiplied by the actual number of days in the calendar year. The GECC Composite Commercial Paper Rate shall be determined by Lender and evidenced by a certificate issued by an authorized Lender employee. "GECC COMPOSITE COMMERCIAL PAPER" shall mean Lender's outstanding commercial paper for terms of nine (9) months or less from sources within the United States, but excluding the current portion of Lender's long term Debt and GECC Financial Corporation's borrowings and interest expense.

     "INTANGIBLE ASSETS" shall mean all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, write-ups of assets over their carrying value on the Funding Date or the date of acquisition, if acquired subsequent thereto (other than write-ups resulting from foreign currency transactions and write-ups of tangible assets of a going concern business made within 12 months after the acquisition of such business), and all other items which would be treated as intangibles on the consolidated balance sheets of Borrower and Guarantor prepared in accordance with GAAP.

     "INTEREST EXPENSE" of any Person for any period means, without duplication, interest which, in conformity with GAAP, would be set opposite the caption "interest expense" or any like caption on an income statement for such Person (including, without limitation and to the extent required to be included as "interest expense" in conformity with GAAP, imputed interest included on Capital Lease Obligations, all commissions, discounts and other fees and charges owed with respect to letters of credit securing financial obligations and bankers' acceptance financing, the net costs associated with Hedging Obligations, amortization of other financing fees and expenses, the interest portion of any deferred payment obligation, amortization of discount or premium, if any, and all other noncash interest expenses other than interest and other charges amortized to Cost of Sales BUT EXCLUDING any interest paid from interest reserves on development loans).

     "INTEREST INCURRED" of any Person for any period means, without duplication, Interest Expense of such Person for such period plus, to the extent not included in Interest Expense, all interest capitalized for such period, all interest attributable to discontinued operations for such period to the extent not set forth on the income statement under the caption "interest expense" or any like caption, and all interest actually paid under any guaranty of Indebtedness (including, without limitation, a guaranty of principal, interest or any combination thereof) of any other Person during such period.

     "INTEREST PAYMENT DATE" shall have the meaning assigned to such term in
Section 2.6(a) hereof.

     "INVESTMENT" means, with respect to any Person, (i) any direct or indirect advance (other than advances to employees for moving, entertainment and travel expenses, loans, advances or deposits in anticipation of goods or services to be provided, in each case in the ordinary course of business), loan or other extension of credit to, or guarantee of any Indebtedness of, or capital contribution by such Person or any of its Subsidiaries to any other Person (other than a Subsidiary of such Person), including all Indebtedness and accounts receivable from such other Person that are not current assets or did not arise from sales to such other Persons in the ordinary course of business, (ii) any direct or indirect capital contribution to, purchase or other acquisition of any Stock, partnership interest or other ownership interest, debt security or other security of, or other investment in, any Subsidiary or Affiliate of such Person, or (iii) any direct or indirect purchase or other acquisition by such Person or any of its Subsidiaries of, or a beneficial interest in, stock or other securities of any other Person. The amount of any Investment shall be the original cost of such Investment plus the costs of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-down or write-offs with respect to such Investment.

     "IRC" shall mean the Internal Revenue Code of 1986, as amended, and any successor thereto.

     "IRS" shall mean the Internal Revenue Service, or any successor thereto.

     "LEASES" shall mean all of those leasehold estates in real property now owned or hereafter acquired by Borrower, as lessee.

     "LENDER" shall mean Genel Company, Inc. and certain of its affiliates or their successors thereto which may make advances under this Agreement.

     "LIEN" shall mean any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement (or other preferential arrangement in the nature of a security interest or lien) of any kind or nature whatsoever (including, without limitation, any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, any perfected workers', mechanics', suppliers', carriers' or warehousemen's lien, any "stop notice", and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction).

     "LOAN" shall mean at any date the aggregate amount of Revolving Credit Advances outstanding at such-date.

     "LOAN DOCUMENTS" shall mean this Agreement, the Note, the Collateral Documents, the Guaranty, the Tri-Party Agreement, those other Ancillary Agreements as to which Lender is a party or a beneficiary on the Funding Date, and all other agreements, instruments, documents and certificates, including, without limitation, pledges, powers of attorney, consents, assignments, contracts, notices, and all other written matter whether heretofore, now or hereafter executed by or on behalf of Borrower or any of its Affiliates, or any employee of Borrower or any of its Affiliates, and delivered to Lender in connection with this Agreement or the transactions contemplated hereby.

     "LOAN PARTY" shall mean Borrower, Guarantor, and each other party to a Loan Document.

     "MARKET VALUE" shall mean, with respect to any Eligible Collateral, an amount equal to a value for such Eligible Collateral either (a) established by Lender or an independent qualified appraiser approved by Lender in its reasonable discretion, or (b) established by the sales price specified in a formal written agreement between Borrower and a third-party customer which qualifies a Housing Unit as Backlog Unit.

     "MATERIAL ADVERESE EFFECT" shall mean material adverse effect on (i) the business, assets, operations, prospects or financial or other condition of Borrower, (ii) the Borrower's collective ability to perform the Obligations in accordance with the terms thereof, (iii) the Collateral or Lender's Lien on the Collateral or the priority of any such Lien where the aggregate value of all Collateral or Lender's Lien therein so adversely affected shall exceed $50,000 at any given time during the term of this Agreement or (iv) Lender's rights and remedies under any of the Loan Documents, other than any effect on such rights or remedies arising out of or caused by actions voluntarily taken by Lender (including in connection with any exercise of its remedies).

     "MAXIMUM AVAILABLE REVOLVING CREDIT ADVANCES" shall mean the maximum amount of Revolving Credit Advances Borrower would have the ability to obtain at any given time.

     "MAXIMUM LAWFUL RATE" shall have the meaning assigned to it in Section 2.6(d) hereof.

     "MAXIMUM LOAN" shall mean an amount of up to $20,000,000 until (i) Borrower shall have achieved an Adjusted Consolidated Tangible Net Worth of in excess of $9,000,000,(ii) Borrower shall have sold at least 351 Housing Units in Fiscal Year 1994-1995, and (iii) shall have paid the $20,000 addition to the Commitment Fee under Section 2.7, at which time Maximum Loan shall mean an amount of up to $25,000,000.

     "MODEL" shall mean any display house, which, may be decorated, landscaped or furnished, which is used for marketing purposes and is not generally for sale to retail purchasers until such time as it ceases to be used as a display house, and may include with respect to Models of attached housing, a unit or units attached to such Models but which are not used for marketing purposes.

     "MORTGAGES" shall mean agreements made in favor of Lender by Borrower, granting Lender a Lien on Eligible Collateral, in form satisfactory to Lender, subject to changes made from time to time to conform to applicable state laws, including all amendments, modifications, spreaders and supplements thereto and shall refer to the Mortgages as the same may be in effect at the time such reference becomes operative.

     "MULTIEMPLOYER PLAN" shall mean a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA, and to which Borrower or any ERISA Affiliate is making, is obligated to make, has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.

     "NOTE" shall have the meaning assigned to it in Section 2.1(b) hereof.

     "OBLIGATIONS" shall mean all loans, advances, debts, liabilities, and obligations, for monetary amounts (whether or not such amounts are liquidated or determinable) owing by Borrower to Lender and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under any of the Loan Documents. This term includes, without limitation, all interest, Commitment Fees, Availability Fees, Administration Fees, charges, expenses, indemnities (to the extent of any present claim thereunder), attorneys' fees and any other sums chargeable to Borrower under any of the Loan Documents.

     "OPERATING PROTOCOL" shall mean the Protocol and Procedures for admission of Real Estate to and removal of Real Estate from the Borrowing Base.

     "OPTION DEPOSIT" shall mean any payment of a cash deposit or delivery of a letter of credit in conjunction with a contract committing a seller to deliver title to all or a portion of a land parcel or finished lots, on specified terms.

     "ORDINARY COURSE LIENS" shall mean (i) liens for ad valorem taxes, assessments or other similar governmental charges or levies, which are either (a) not yet due and payable or, (b) contested in good faith and fully bonded; and (ii) workers' mechanics', suppliers', carriers', or warehousemen's liens arising by virtue of statute, in the ordinary course of business, not yet due and payable.

     "OTHER DISTRIBUTIONS" shall mean all amounts paid to Affiliates (whether by loan, dividends, contributions, for the purchase of property, for services or otherwise) except as permitted pursuant to Section 7.3(a), (c), (d), (e),
(f), (g) and (h).

      "OTHER INDEBTEDNESS" shall mean all Indebtedness of Borrower, but not including Indebtedness outstanding under this Agreement, Indebtedness reflected by the Carryback Purchase Notes, or Trade Payables or other customary trade payables and accruals incurred in the ordinary course of business consistent with past practice (unless evidenced by notes).

     "PBGC" shall mean the Pension Benefit Guaranty Corporation or any successor thereto.

     "PENSION PLAN" shall mean an employee pension benefit plan, as defined in Section 3(2) of ERISA (other than a Multiemployer Plan), which is not an individual account plan, as defined in Section 3(34) of ERISA, which Borrower or any ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

     "PERMITTED ENCUMBRANCES" shall mean the following encumbrances: (i) Ordinary Course Liens; (ii) pledges or deposits securing obligations under workmen's compensation, unemployment insurance, social security or public liability laws or similar legislation; (iii) pledges or deposits securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which Borrower is a party as lessee made in the ordinary course of business; (iv) deposits securing public or statutory obligations of Borrower;
(v) deposits securing or in lieu of surety, appeal or customs bonds in proceedings to which Borrower is a party; (vi) any attachment or judgment lien, unless the judgment it secures shall not, within 60 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 60 days after the expiration of any stay; (vii) "stop notices," unless the aggregate amount outstanding and unbonded exceeds $50,000; (viii) zoning restrictions on the use of real property (including leasehold title), so long as the same do not materially impair the use, value, or marketability of such real property, leases or leasehold estates; (ix) Liens, licenses or other restrictions or encumbrances on Real Estate, specified on mortgagee title insurance binders and policies approved by Lender and its counsel; (x) Liens securing the Permitted Refinancing

Indebtedness; provided that (a) the amount of Indebtedness secured by such Liens does not result in a violation of any of the financial covenants of this Agreement, (b) such Liens do not spread to cover any additional assets with a Fair Market Value in excess of the assets which previously secured the refinanced Indebtedness, and (c) such Liens only extend to assets which are similar to the type of assets previously securing the refinanced Indebtedness; (xi) any interest in or title of a lessor to property subject to any Capital Lease Obligations incurred in compliance with the provisions of this Agreement; (xii) any contract to sell an asset; provided such sale is not otherwise prohibited under this Agreement; (xiii) Liens securing Indebtedness of Borrower; (xiv) any right of a lender or lenders to which Borrower may be indebted to offset against, or appropriate and apply to the payment of, such indebtedness any and all balances, credits, deposits, accounts or monies of Borrower with or held by such lender or lenders; (xv) any pledge or deposit of cash or property in conjunction with obtaining surety and performance bonds and letters of credit required to engage in constructing on-site and off-site improvements required by municipalities or other governmental authorities in the ordinary course of business of Borrower, by Borrower and as otherwise permitted by this Agreement; (xvi) Liens in favor of Borrower; (xvii) Liens on property of a Person existing at the time such Person is merged into or consolidated with Borrower or any Subsidiary of Borrower or becomes a Subsidiary of Borrower; provided, that such Liens were in existence prior to such merger or consolidation or the time such Person becomes a Subsidiary and were not created in contemplation thereof; (xviii) Liens on property existing at the time of acquisition thereof by Borrower or any Subsidiary of Borrower; provided, that such Liens were in existence prior to such acquisition and were not created in contemplation thereof; (xix) Liens existing on the date hereof; (xx) Liens created by special assessment districts used to finance infrastructure improvements so long as such liens are non-recourse; (xxi) zoning restrictions, licenses, restrictions on the use of real property or minor irregularities in title thereto, which do not materially impair the use of such real property in the ordinary course of business of Borrower or the value of such real property for the purpose of such business; and (xxii) any contract to sell an asset provided such sale is otherwise permitted under this Agreement.

    "PERMITTED INVESTMENTS" means (a) any Investments in Borrower, (b) any Investments in (i) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof, (ii) marketable direct obligations issued by any state of the United States of America maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from both Standard & Poor's Corporation and Moody's Investors Service, Inc.,
(iii) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having one of the two highest ratings obtainable from both Standard & Poor's Corporation and Moody's Investors Service, Inc., (iv) certificates of deposit maturing within six months from the date of acquisition thereof issued by, or bank accounts maintained with, commercial banks organized under the laws of the United States of America or any state thereof or the District of Columbia, each having combined capital and surplus, as shown in the most recently consolidated financial statements at the time of acquisition of not less than $10,000,000 and, at the time of acquisition, having a rating of "A" or better from both Standard & Poor's Corporation and Moody's Investors Service, Inc.,
(v) bonds issued by corporations organized under the laws for the United States of America or any state thereof, having a maturity within one year from the date of acquisition thereof and having, at the time of acquisitions, one of the two highest ratings obtainable from both Standard & Poor's Corporation and Moody's Investors Service, Inc. but only to the extent that such corporate bonds do not exceed fifty percent (50%) of the Borrower's total Investments at the time of acquisition, (vi) money market funds organized under the laws of the United States of America or any state thereof that invest solely in any of the types of Investments permitted under this definition, or (vii) any securities received in connection with Asset Sales provided that, at the time of acquisition, the aggregate book value of such securities does not exceed 10% of Borrower's Consolidated Net Tangible Assets at the end of the most recent fiscal quarter for which financial statements are available.

    "PERMITTED REFINANCING INDEBTEDNESS" shall mean Indebtedness issued in exchange for, or the proceeds of which are used to extend, refinance, renew, replace, substitute or refund other Indebtedness of Borrower, but not any Affiliate of Borrower; provided, however, that the principal amount of such Permitted Refinancing Indebtedness shall not exceed the principal amount of Indebtedness so extended, refinanced, renewed, replaced, substituted or refunded (plus the amount of reasonable fees and expenses incurred in connection therewith).

    "PERSON" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether Federal, state, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

    "PLAN" shall mean an employee benefit plan, as defined in Section 3(3) of ERISA, which Borrower or any ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

    "PLEDGE AND SECURITY AGREEMENT (BORROWER)" shall mean the agreement entered into by Borrower in favor of Lender in form satisfactory to Lender, including all amendments, modifications and supplements thereto, and shall refer to the Pledge and Security Agreement (Borrower) as the same may be in effect at the time such reference becomes operative.

    "PLEDGE AND SECURITY AGREEMENT (GUARANTOR)" shall mean the agreement entered into by Guarantor in favor of Lender in form satisfactory to Lender, including all amendments, modifications and supplements thereto, and shall refer to the Pledge and Security Agreement (Guarantor) as the same may be in effect at the time such reference becomes operative.

    "PROCEEDING" shall mean any (i) insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to Borrower or Guarantor, or their property or other creditors as such (pursuant to the Bankruptcy Code or otherwise), (ii) proceeding for any liquidation, dissolution or other winding-up of Borrower, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings, (iii) assignment for the benefit of creditors of Borrower, or
(iv) other marshalling of the assets of Borrower.

    "PROJECTIONS" shall mean the projections referred to in Section 4.6 hereof.

    "QUALIFIED PLAN" shall mean an employee pension benefit plan, as defined in Section 3(2) of ERISA, which is intended to be tax-qualified under Section 401(a) of the IRC, and which Borrower or any ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

    "REAL ESTATE" shall mean all of those plots, pieces or parcels of land now owned or hereafter acquired by Borrower (the "LAND"), together with the right, title and interest of Borrower, if any, in and to the streets, the land lying-in the bed of any streets, roads or avenues, opened or proposed, in front of, adjoining, or abutting the land to the center line thereof, the air space and development rights pertaining to the Land and right to use such air space and development rights, all rights of way, privileges, liberties, tenements, hereditaments, and appurtenances belonging or in any way appertaining thereto, all fixtures, all easements now or hereafter benefiting the Land all royalties and rights appertaining to the use and enjoyment of the land, including, without limitation, all alley, vault, drainage, mineral, water, oil, and gas rights, together with all of the buildings and other improvements now or hereafter erected on the Land, and all fixtures and articles of personal property appertaining thereto and all additions thereto and substitutions and replacements thereof.

    "RECEIPTS" shall mean all cash, cash equivalents, checks, notes, drafts and any items of payment or collection received by or on behalf of Borrower, or by any officers, employees, agents of Borrower, or other Persons acting for or in concert with Borrower, to make collections on Borrower's behalf.

    "REPORTABLE EVENT" shall mean any of the events described in Section 4043(b)(1), (2), (3), (5), (6), (8) or (9) of ERISA.

    "RESERVES" shall mean such reserves for warranties, allowances and the like as may be established by Borrower or as may otherwise be required in accordance with GAAP.

    "RESTRICTED PAYMENT" shall mean, with respect to any Person (i) the declaration of any dividend or the incurrence of any liability to make any other payment or distribution of cash, securities or other property or assets in respect of such Person's Stock, except for dividends on Common Equity payable in additional shares of Common Equity, and (ii) any payment on account of the purchase, redemption, retirement or other acquisition for value of such Person's Stock or any other payment or distribution made in respect thereof, either directly or indirectly, other than through the issuance of, or out of the proceeds of the substantially concurrent sale of, Common Equity of such Person.

    "RETIREE WELFARE PLANS" shall refer to any Welfare Plan providing for continuing coverage or benefits for any participant or any beneficiary of a participant after such participant's termination from employment, other than continuation coverage provided pursuant to Section 4980B of the IRC and at the sole expense of the participant or the beneficiary of the participant.

    "REVOLVING CREDIT ADVANCE" shall have the meaning assigned to it in
Section 2.1(a) hereof.

    "SECURITY AGREEMENT" shall mean the agreement entered into by Borrower in favor of Lender, including all amendments, modifications and supplements thereto, and shall refer to the Security Agreement as the same may be in effect at the time such reference becomes operative.

    "SPECULATIVE UNIT" shall mean any Housing Unit that, on any Determination Date, in not a Backlong Unit or a Model.

    "SPILL" shall have the meaning assigned to it in Section 4.24 hereof.

    "STATED RATE" shall have the meaning assigned to it in Section 2.6(a) hereof.

    "STOCK" shall mean all shares, options, warrants, general or limited partnership interests, participants or other equivalents (regardless of how designated) of or in a corporation, partnership or equivalent entity whether voting or nonvoting, including, without limitation, common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended); provided that debt securities convertible into or redeemable or exchangeable for Stock shall be deemed not to be Stock.

    "SUBORDINATED LOANS" shall mean loans encumbering Eligible Collateral at the time accepted by Lender as Eligible Collateral which are fully subordinated to Lender's security interest in such Eligible Collateral pursuant to documentation required by Lender in its discretion ; provided, however, at no time shall the aggregate outstanding principal balances of all Subordinated Loans exceed Two Million Dollars ($2,000,000).

     "SUBSIDIARY" shall mean, with respect to any Person, (a) any corporation of which an aggregate of more than 50% of the outstanding Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person and/or one or more Subsidiaries of such Person, and (b) any partnership in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

     "TAXES" shall have the meaning to it in Section 2.14 hereof.

     "TERMINATION DATE" shall mean the date on which (i) all obligations hereunder have been completely discharged and (ii) Borrower shall have no further right to borrow any monies hereunder.

     "TITLE COMPANY" shall mean Chicago Title Insurance Company.

     "TITLE IV PLAN" shall mean a Pension Plan, other than a Multiemployer Plan, which is covered by Title IV of ERISA.

     "TOTAL INDEBTEDNESS" shall mean, with respect to Borrower as of any date (without duplication), (i) all Indebtedness of Borrower outstanding pursuant to this Agreement at such date, (ii) all Other Indebtedness outstanding at such date.

     "TOTAL INDEBTEDNESS TO ADJUSTED CONSOLIDATED TANGIBLE NET WORTH RATIO" shall mean, as at the date of the calculation therof, the ratio (i) Total Indebtedness at such date to (ii) Adjusted Consolidated Tangible Net Worth at such date.

     "TRADE PAYABLE" shall mean all lienable trade or other payables or obligations incurred by Borrower in connection with the acquisition or development of or construction of Real Estate.

     "TRADEMARK SECURITY AGREEMENT" shall mean the agreement entered into between Lender and Borrower, including all amendments, modifications and supplements thereto, and shall refer to the Trademark Security Agreement as the same may be in effect at the time such reference become operative.

     "TRI-PARTY AGREEMENT" shall mean the agreement entered into among Lender, Borrower, and the Title Company, including all amendments, modifications and supplements thereto, and shall refer to the Tri-Party Agreement as the same may be in effect at the time such reference becomes operative.

    "UNIT BACKLOG" at any date shall mean the sum total, net of cancellations, of all written agreements for the sale of Backlong Units.

    "UNIT BACKLOG TO UNIT INVENTORY RATIO" shall mean, as at the date of determination thereof, the ratio of (i) Unit Backlog to (ii) Unit Inventory; PROVIDED, HOWEVER, that at any time and from time to time the Unit Backlog to Unit Inventory Ratio may be recalculated based on Unit Backlog and Unit Inventory over the most recent three (3)-month period.

    "UNIT INVENTORY" at any date shall mean all Housing Units owned by Borrower at such date (whether under construction or completed) which are not included in Unit Backlong or which are Models at such date.

    "WELFARE PLAN" shall mean an employee welfare benefit plan, as defined in
Section 3(1) of ERISA, which Borrower or any ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

    "WORK-IN-PROGRESS" shall mean construction work which has begun, is actively being pursued and has not yet been completed with respect to a Finished Building Lot, Housing Unit or Model.

    1.2 ACCOUNTING MATTERS. Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP consistently applied, except as provided below:

          (a) In the event that any "ACCOUNTING CHANGE" (as defined below) shall occur and such change would result in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then Borrower and Lender agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Change with the desired result that after such amendment has been executed and delivered the criteria for evaluating Borrower's compliance with this Agreement shall be as nearly as practicable the same after such Accounting Change as it was prior to such Accounting Change having been made. Until such time as such an amendment shall have been executed and delivered by Borrower and Lender, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Change had not occurred. "ACCOUNTING CHANGE" means any change in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the Securities and Exchange Commission (or successors thereto or agencies with similar functions). That certain terms or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be constructed to limit the foregoing.

         (b) Lender and Borrower acknowledge that GAAP requires the Borrower carry over the book basis of Real Estate purchased form certain Affiliates (including the purchase of Finished Building Lots from Affiliates), as opposed to obtaining a new book basis equal to the lower of the purchase price or the Fair Market Value of such Real Estate. Lender and Borrower desire to avoid such carryover treatment and the related income and other accounting impacts, and hereby agree that the Adjusted Financial Terms shall be calculated in accordance with GAAP with the exception that transfers of Real Estate from Affiliates to Borrower on or after a non-Affiliate both for balance sheet and income statement purposes. In no event, however, shall such revised method apply in calculating Borrowing Base Book Cost or in preparing the Financials referred to in Section 4.5 or the Projections referred to
Section 4.6 (except as otherwise specified).

    1.3 OTHER MATTERS. Undefined terms contained in this Agreement shall, unless the context indicates otherwise, have the meanings provided for by the Code as in effect in the State of Illinois to the extent the same are used or defined therein. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, including the Exhibits and Schedules hereto, as the same may from time to time be amended, modified or supplemented, and not to any particular section, subsection or clause contained in this Agreement.

    Wherever from the context it appears appropriate, each term stated in either the singular or plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter.

2. AMOUNT AND TERMS OF CREDIT

    2.1 REVOLVING CREDIT ADVANCES

         (a) Upon and subject to the terms and conditions hereof, Lender agrees to make available, from time to time, until the Commitment Termination Date, for Borrower's use and upon the request of Borrower therefor, advances (each, a "REVOLVING CREDIT ADVANCES") against Borrowing Base Availiblity, in an aggregate outstanding amount, which shall not at any given time exceed the lesser of (i) the Maximum Loan, or (ii) Borrowing Base Availabilty on the date such Revolving Credit Advance is made; PROVIDED, HOWEVER, and it is understood and agreed (i) that the initial Revolving Credit Advance is being made in order to satisfy, among the costs, indebtedness and obligations of Borrower to other lenders which are secured by Liens against Housing Units and Finished Building Lots, (ii) that Loan shall be secured by Mortgages encumbering such Housing Units and Finished Building Lots, and the initial Revolving Credit Advance shall be made notwithstanding that such Housing Units and Finished Building Lots may not qualify as Eligible Collateral or conform to the requirements of the Operating Protocol, (iii) that on September 30, 1995, any of such Housing Units and Finished Building Lots which do not qualify as Eligible Collateral shall be removed from the Borrowing Base and on that date the Borrowing Base availability shall be adjusted accordingly, and (iv) that from and after the date hereof, no additional Housing Units or Finished Building Lots, other than Eligible Housing Units and Eligible Lots, shall be admitted into the Borrowing Base. On the Eligibility Termination Date, (i) no additional Eligible Collateral will be accepted by Lender, (ii) no additional Borrowing Base Availability will be created (other than Construction Costs incurred with respect to Eligible Housing Units and Eligible Model Homes on the existing Finished Building Lots, subject to the limitations set forth herein), and (iii) no additional Revolving Credit Advances will be made, except that from the Eligibility Termination Date to the Commitment Termination Date, Lender shall make Revolving Credit Advances to complete Work-in-Progress related to Eligible Collateral for the purpose of liquidating the Eligible Collateral and paying down the outstanding balance of the Loan and Borrower shall be entitled to Revolving Credit Advances to the extent of existing Borrowing Base Availability. During the year following the Eligibility Termination Date and unless the Borrowing Base Availability otherwise shall have been reduced through sales of Eligible Collateral or in accordance with the Operating Protocol, the Borrowing Base Availability shall be automatically reduced as follows: (A) on August 31, 1998, the Borrowing Base Availability shall be reduced to eighty percent (80%) of the sum of Borrowing Base Availability on the Eligibility on the Eligibility Termination Date plus any additions to the Borrowing Base under the immediately preceding sentence (the "FINAL BORROWING BASE AVAILABILITY"),
(B) on November 30, 1998, the Borrowing Base Availability shall be reduced to sixty percent (60%) of the Final Borrowing Base Availability and (C) on February 28, 1999, the Borrowing Base Availability shall be reduced to forty percent (40%) of the Final Borrowing Base Availability. Subject to the provisions of Section 2.3 hereof and until all amounts outstanding in respect of the Loan shall become due and payable on the Commitment Termination Date, Borrower may from time to time borrow, repay and reborrow under this section 2.1(a).

          (b) The Loan made by Lender shall be evidenced by a promissory note to be executed and delivered by Borrower, the form of which is attached hereto and made a part hereof as Exhibit A (as subsequently renewed, amended, restated, modified, continued and reinstated, the "NOTE"). The Note shall be payable to the order of Lender and shall represent the obligation of Borrower to pay the amount of the Maximum Loan or, if less, the aggregate unpaid principal amount of all Revolving Credit Advances made by Lender to Borrower with interest and expenses thereon as prescribed in Section 2.6(a). The date and amount of each Revolving Credit Advance and each payment of principal with respect thereto shall be recorded on the books and records of Lender, which books and records shall constitute prima facie evidence of the accuracy of the information therein recorded absent manifest error therein. The entire unpaid balance of the Loan shall be due and payable on the Commitment Termination Date.

          (c) Each Revolving Credit Advance shall be made on notice, given no later than 11:30 A.M. (Dallas, Texas time) on the Business Day of the proposed Revolving Credit Advance, by Borrower to Lender. Each such notice (a "NOTICE OF REVOLVING CREDIT ADVANCE") shall be in writing or by telephone to Investment Manager, (214) 788-1775, telex of facsimile, confirmed immediately in writing, in substantially the form of EXHIBIT B hereto, specifying therein the requested date and amount of such Revolving Credit Advance. Lender shall, before 1:30 P.M. (Dallas, Texas time) upon fulfillment of the applicable conditions set forth in Section 2.1(c), wire to a Disbursement Account selected by Lender the amount of such Revolving Credit Advance.

     2.2  MANDATORY PREPAYMENT.

          (a) In the event that the outstanding balance of the Loan at any time shall exceed the lesser of (i) the Maximum Loan or (ii) Borrowing Base Availability, Borrower shall immediately repay the Loan in the amount of such excess.

          (b) No prepayment fee shall be payable in respect of any mandatory prepayment under this Section 2.2.

     2.3 OPTIONAL PREPAYMENT. Borrower shall have the right at any time, on thirty (30) days prior written notice to Lender, to voluntarily and permanently prepay the entire outstanding amount of the Loan, if any, without premium or penalty and, at Borrower's election, to terminate Borrower's right to receive further Revolving Credit Advances hereunder. Each repayment shall be accompanied by the payment of any interest and fees that shall have accrued and be unpaid through the date of such prepayment.

     2.4 USE OF PROCEEDS. Borrower shall apply the proceeds of the Revolving Credit Advances solely (i) for working capital purposes of Borrower in the following regions: Greater Chicago metropolitan area, extended Phoenix metropolitan area, and Grand Rapids, Michigan metropolitan area only, including by not limited to, construction of homes, sales and marketing of homes, and normal and customary business operations related to the construction of homes excepting therefrom those operations that are not related to Borrower's home-building business, and (ii) subject, without limitation, to the provisions set forth in Sections 6.16 and 7.3, payments of Carryback Purchase Notes and Other Distributions.

     2.5 SINGLE LOAN. All of the Obligations of Borrower arising under this Agreement and the other Loan Documents shall constitute one general obligation of Borrower and shall be secured, until the Termination Date, by all of the Collateral.

     2.6  INTEREST ON LOAN.

          (a) Borrower shall pay interest to Lender monthly, in arrears, on the first day of each month, commencing on June 1, 1995 (each, an "INTEREST PAYMENT DATE"), in an amount equal to the quotient of (i) an amount equal to
(A) the sum of the daily unpaid
principal amounts of the Loan outstanding on each day during the previous month multiplied by (B) a rate equal to the Index Rate plus 3.75% per annum (the "STATED RATE"), divided by (ii) 360.

              (b) The Stated Rate shall be determined on the last day of each month (unless any such day is not a Business Day, in which event the next succeeding Business Day will be used) for use in calculating the interest which is payable for the following month. If any payment on the Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

              (c) So long as any Event of Default shall be continuing, the interest rate applicable to the Loan shall be equal to the Stated Rate plus 5.0% per annum (the "DEFAULT RATE").

              (d) Notwithstanding anything to the contrary set forth in this Section 2.6 if at any time until payment in full of all of the Obligations, the Stated Rate or the Default Rate, as applicable, exceeds the highest rate of interest permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto (the "MAXIMUM LAWFUL RATE"), then in such event and so long as the Maximum Lawful Rate would be so exceeded, the rate of interest payable hereunder shall be equal to the Maximum Lawful Rate; provided, however, that if at any time thereafter the applicable rate is less than the Maximum Lawful Rate, Borrower shall continue to pay interest hereunder at the Maximum Lawful Rate until the total interest received by Lender from the making of advances hereunder is equal to the total interest which Lender would have received had the Stated Rate or the Default Rate, as the case may be, been (but for the operation of this paragraph) the interest rate payable since the Funding Date. Thereafter, the interest rate payable hereunder shall be the Stated Rate or the Default Rate, as the case may be, unless and until the Stated Rate or the Default Rate, as the case may be, again exceeds the Maximum Lawful Rate, in which event this paragraph shall again apply. In no event shall the total interest received by Lender pursuant to the terms hereof exceed the amount which Lender could lawfully have received had the interest due hereunder been calculated for the full term hereof at the Maximum Lawful Rate. In the event the Maximum Lawful Rate is calculated pursuant to this paragraph, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made. In the event that a court of competent jurisdiction, notwithstanding the provisions of this Section 2.6(d), shall make a final determination that Lender has received interest hereunder or under any of the Loan Documents in excess of the Maximum Lawful Rate, Lender shall, to the extent permitted by applicable law, promptly apply such excess in the following order: (i) to then due and payable fees and expenses, (ii) to any due and payable interest,
(iii) to any due and payable principal, (iv) to the remaining principal, (v) to other unpaid Obligations, and (vi) thereafter shall refund any excess to Borrower or as a court of competent jurisdiction may otherwise order.

     2.7 COMMITMENT FEE. Borrower shall pay to Lender a commitment fee (the "COMMITMENT FEE") in the amount of $125,000, (a) $105,000 of which shall be payable in immediately available funds on the date hereof, and (b) the remaining $20,000 of which shall be payable as a condition to the increase of the Maximum Loan to $25,000,000.

     2.8   AVAILABILITY AND ADMINISTRATION FEES.   The Availability Fee and
the Administration Fee shall be calculated as follows:

              (a) Borrower shall pay to Lender an availability fee (each, "AVAILABILITY FEE") in an amount equal to (i) $150,000 per annum until the Maximum Loan is increased to $25,000,000, and (ii) $187,500 per annum thereafter, accruing from and after the date hereof and payable in equal quarterly installments (of $37,500 before the Maximum Loan is increased to $25,000,000 and $46,875 after the Maximum Loan is increased to $25,000,000) commencing on and thereafter quarterly in advance on the first Business Day of each calendar quarter thereafter prior to the Commitment Termination Date, which amount shall be prorated for any partial quarter during which this Agreement is in effect. Borrower shall pay the Availability Fee to Lender in immediately available funds; provided that to the extent the conditions of
Section 2.1 hereof are met, the quarterly Availability Fee payments may be Revolving Credit Advances.

              (b) As additional consideration for Lender's ongoing administrative costs in making the Loan and other financial accommodations available to Borrower, Borrower agrees to pay to Lender on the date hereof (for the period from such date to the end of the Month in which such date occurs) and thereafter on the first Business Day of each month prior to the Termination Date, an administration fee in an amount equal to $2,000 per month, which amount shall be prorated for any partial month during which this Agreements is in effect (each such payment being an "ADMINISTRATION FEE").

     2.9   CASH MANAGEMENT SYSTEM.

              (a) From and after the date hereof, Borrower shall (i) maintain an account (the "CONCENTRATION ACCOUNT") only with the bank set forth on Schedule 2.9(a) (the "CONCENTRATION BANK") (so long as Lender deems the procedures of such Concentration Bank acceptable to Lender; Lender hereby acknowledging that it deems the procedures of the Concentration Bank set forth on Schedule 2.9(a) to be acceptable to Lender); and (ii) deposit all Receipts capable of being deposited into the Concentration Account; provided, however, the Concentration Bank shall not be a bank to which Borrower or any Guarantor owes any obligations and that if Concentration Bank is unacceptable to Lender, Borrower may designate a substitute therefor reasonably acceptable to Lender, which substitute shall then constitute a Concentration Bank hereunder.

              (b) From and after the Funding Date, Borrower shall maintain the Disbursement Accounts as set forth in Schedule 2.9(b).

              (c) On each Business Day, the bank at which the Concentration Account is held, shall, in accordance with irrevocable instructions from Borrower (by letter in the form attached hereto as EXHIBIT D) wire transfer all collected and "good" funds on deposit in such Concentration Account to the Depository Account, and Lender shall apply such funds to the obligations in the order specified in Section 2.10 hereof.

              (d) Borrower shall not establish or maintain any depository accounts with banks or other financial institutions other than the Concentration Accounts and the Disbursement Accounts.

              (e) For purposes only of computing interest hereunder, all payments shall be applied by Lender on the day payment has been credited by Lender's depository bank to the Depository Account in immediately available funds. For purposes of determining the amount of funds available for borrowing by Borrower pursuant to Section 2.1(a) hereof, such payments shall be applied by Lender against the outstanding aggregate amount of the Loan at the time they are credited to Lender's Depository Account.

              (f) On or before the Funding Date, Borrower, Title Company and Lender will enter into the Tri-Party Agreement.

              (g) Any instruments which constitute Receipts and which evidence obligations payable to Borrower not capable of being transferred as available funds to the Concentration Account shall instead be transferred to Lender as soon as reasonably practicable and pledged directly to Lender as part of the Collateral pursuant to the terms of the Security Agreement (Borrower). Notwithstanding the foregoing, Borrower shall not transfer to Lender any instruments which, by their terms, are required to be paid in cash within 30 days of their receipt by Borrower, but shall instead immediately remit such cash pursuant to the terms of this Section 2.9 upon its receipt.

              (h) At any time at which (i) the amount of outstanding Revolving Credit Advances is zero, (ii) all interest and applicable fees payable to Lender pursuant to this Agreement have been received by Lender, and (iii) Lender has been permanently relieved from its obligations to make any additional Revolving Credit Advances, then the provisions of Section 2.9 hereof shall terminate and be of no further force or effect. In order to facilitate the termination of the arrangements specified in this Section 2.9, Lender agrees to execute such documents and make such acknowledgements as shall be required to terminate such arrangements.

              (i) Notwithstanding the foregoing provisions of this Section 2.9, this subsection (i) will govern Receipts which are received by or on behalf of Borrower from buyers of Real Estate ("ESCROW FUNDS"). The initial deposit made by a buyer shall be deposited in an escrow established by Borrower and the buyer at Title Company. All other Escrow Funds, including, without limitation, the buyer's closing funds and loan proceeds from third party lenders shall be deposited directly with Title Company. On each day that a close of an escrow occurs, Title Company shall, in accordance with the Tri-Party Agreement, wire transfer all Escrow Funds which are payable to Borrower at the close of escrow to the Concentration Bank for deposit in the Concentration Account.

     2.10 APPLICATION OF PAYMENTS. Lender and Borrower agree that Lender shall apply any and all payments at any time or times hereafter received by Lender from or on behalf of Borrower, including, without limitation, amounts transferred to the Depository Account, against the outstanding Obligations of Borrower as provided in the next sentence. Such payments received by Lender shall be applied upon receipt in the following order: (i) then due and payable fees and expenses; (ii) then due and payable interest payments; (iii) then outstanding principal payments due on the Loan; (iv) then to any other due and unpaid obligations; and (v) any excess shall be remitted to the Disbursement Account. Lender is authorized to, and at its option may, make advances on behalf of Borrower for payment of all fees, expenses, charges, costs, principal and interest incurred by Borrower hereunder. Such advances shall be made when and as Borrower fails to promptly pay when due such fees, expenses, charges, costs, principal and interest and, at Lender's option and to the extent permitted by law, shall be deemed Revolving Credit Advances constituting part of the Loan hereunder.

     2.11 ACCOUNTING. Lender will provide a monthly accounting of transactions under the Loan to Borrower. Each and every such accounting shall (absent manifest error) be deemed final, binding and conclusive upon Borrower in all respects as to all matters reflected therein, unless Borrower, within 30 days after the date any such accounting is rendered, shall notify Lender in writing of any objections which Borrower may have to any such accounting, describing the basis for such objection with specificity. In that event, only those items expressly objected to in such notice shall be deemed to be disputed by Borrower. Lender's determination, based upon the facts available, of any item objected to by Borrower in such notice shall (absent manifest error) be final, binding and conclusive on Borrower, unless Borrower shall commence a judicial or other proceeding (including arbitration) to resolve such objection within 30 days following Lender's notifying Borrower of such determination.

     2.12 INDEMNITY. Borrower shall indemnify and hold Lender and each of Lender's Affiliates, directors, officers, employees, agents and advisors (each, an "INDEMNIFIED PARTY") harmless from and against any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses (including, without limitation, reasonable attorney's fees and disbursements, including those incurred upon any appeal) which may be instituted or asserted against or incurred by an Indemnified Party as the result of Lender having entered into any of the Loan Documents or extended credit hereunder (but excluding an action or proceeding by an Assignee Lender against Lender); provided, however, that Borrower shall not be liable for such indemnification to such Indemnified Party to the extent that any such suit, action, proceeding, claim, damage, loss, liability or expense results solely from such Indemnified Party's gross negligence or willful misconduct.

     2.13 ACCESS. Lender and each Assignee Lender and any of their officers, employees and/or agents shall have the right, exercisable as frequently as Lender or any Assignee Lender reasonably determines to be appropriate, during normal business hours (or at such other times as may reasonably be requested by Lender or any Assignee Lender), to inspect the properties and facilities of Borrower and its Affiliates (other than the Affiliates who are individuals) and to inspect, audit and make extracts from all of Borrower's and its Affiliates' (other than the Affiliates who are individuals) records, files and books of account. Borrower shall deliver any document or instrument reasonably necessary for Lender or any Assignee Lender, as any of them may request, to obtain records from any service bureau maintaining records for Borrower or its Affiliates (other than the Affiliates who are individuals), and shall maintain duplicate records or supporting documentation on media, including, without limitation, computer tapes and discs owned by Borrower and its Affiliates (other than the Affiliates who are individuals), as the case may be. Borrower shall instruct its Affiliates' (other than the Affiliates who are individuals) banking and other financial institutions to make available to Lender such information and records as Lender and each Assignee Lender may reasonably request.

     2.14 TAXES.

          (a) Any and all payments by Borrower hereunder or under the Note shall be made, in accordance with this Section 2.14, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes that accrue as a result of Lender having failed to comply with the limitations set forth in clause (i) of the third sentence of
Section 10.1 hereof, taxes imposed on or measured by the net income of Lender by the jurisdiction under the laws of which Lender is organized or any political subdivision thereof or taxes resulting solely from actions taken by Lender (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "TAXES"). If Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under the Note to Lender, (i) the sum payable shall be increased as may be necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 2.14), Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions, and (iii) Borrower shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law.

          (b) In addition, Borrower agrees to pay any present, past or future intangible personal property, stamp or documentary taxes or any other sales, transfer, excise or property taxes, charges or similar levies that arise from any payment made hereunder or under the Note or from the execution, sale, transfer, delivery or registration of, or otherwise with respect to, this Agreement on the Note, the Loan Documents and any other agreements and instruments contemplated thereby (hereinafter referred to as "OTHER TAXES").

          (c) Borrower shall indemnify Lender for the full amount of Taxes or Other Taxes (including without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.14) paid by Lender and any liability (including penalties interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date Lender makes written demand therefor.

          (d) Within 30 days after the date of any payment of Taxes, Borrower shall furnish to Lender, at its address referred to in Section 10.11, the original or a certified copy of a receipt evidencing payment thereof.

          (e) Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in this Section 2.14 shall survive the payment in full of principal and interest hereunder and under the Note and the termination of this Agreement.

     2.15 CONFIDENTIALITY. Lender hereby agrees, on behalf of itself, its Affiliates, advisors and Representatives (as defined below) (a) to treat any Confidential Information regarding Borrower or any of its Affiliates as confidential and not, except (i) as may be released by Lender pursuant to any court decree, subpoena, or other administrative order or process reasonably believed by it to complete its disclosure, or if, in the opinion of its counsel, Lender is otherwise required by law to disclose such information,
(ii) as set forth in clause, (iii) as may be required in Lender's judgement in connection with any sale of all or part of the Loan, (b) below or (iv) as otherwise agreed to in writing by Borrower, to disclose any of such Confidential Information to any other person; (b) to limit the dissemination of all Confidential Information to those of Lender's directors, officers, employees, partners, representatives, agents and attorneys (such permitted recipients, "REPRESENTATIVES") who, as part of their regular duties, need to know such information; (c) to use such Confidential Information solely for the purpose of performing Lender's obligations hereunder and the transactions contemplated hereby; and (d) that Borrower and any Affiliates shall be entitled to equitable relief, including injunction, in the event of any breach of any of the provisions set forth in this section. Lender further agrees to inform those of its Representatives to whom any Confidential Information is disclosed pursuant to clause (b) above of the confidential nature of the Confidential Information and of the restrictions set forth in this section and to be responsible for compliance with the terms of this section by such persons and by all of Lender's other Representatives. Should Borrower agree in writing to allow Lender to disclose any Confidential Information to any person other than its Representatives, Lender agrees, prior to so disclosing, to obtain from such person a written confidentiality agreement in form satisfactory to Borrower.

     The Term "CONFIDENTIAL INFORMATION" as used in this section shall mean all written information regarding the business, finances, operations and affairs of the Borrower and its Affiliates (whether prepared by any of such persons, its advisors or otherwise), including, without limitation, all analyses, compilation, studies or other documents, records or data prepared by Lender or any of its advisors or Representatives, together with all analyses, compilations, studies or other documents, records or data prepared by Lender or any of its Representatives that contain or otherwise reflect or are generated from such information and documents. The term "CONFIDENTIAL INFORMATION" does not include any information that (i) at the time of disclosure to Lender or thereafter is generally available to the public (other than as a result of a disclosure by Lender or any of its Representatives in violation of this section), (ii) was available to Lender on a nonconfidential basis from a source other than Borrower or its Affiliates or advisers who is not prohibited from transmitting the information to Lender by a contractual, legal or fiduciary obligation to Borrower or any of its Affiliates, or (iii) has been independently developed by Lender without violation of any obligation under this section, (iv) is inadvertently disclosed by Lender despite the exercise of the same level of care as Lender normally takes to preserve and safeguard its own confidential proprietary information. In no event shall Lender be liable for any indirect, punitive, exemplary, or consequential damages resulting from disclosure of Confidential Information.

3.   CONDITIONS PRECEDENT

     3.1 CONDITIONS TO LOAN. Notwithstanding any other provision of this Agreement and without affecting in any manner the rights of Lender hereunder, Lender shall not be obligated to make the first Revolving Credit Advance hereunder until each of the following conditions is satisfied (on or before the date specified below) and, where required, Borrower shall have delivered the required document or other documentation on the date indicated below, each dated as of the date indicated below, to Lender, all in substantially the form set forth as an exhibit hereto or to one of the other Loan Documents or otherwise in form and substance satisfactory to Lender (unless otherwise indicated) each dated the date hereof:

          (a) The Note made payable to the order of Lender, duly executed by Borrower;

          (b) The Mortgages, duly executed by Borrower and acknowledged and recorded:

          (c) The Security Agreement, duly executed and delivered by Borrower, the Trademark Security Agreement, duly executed by Borrower, the Pledge and Security Agreement (Borrower), duly executed by Borrower, the Pledge and Security Agreement (Guarantor), duly executed by Guarantor, together with evidence that all other actions necessary or, in the opinion of Lender, desirable to perfect and protect the security interests and Liens created by the Collateral Documents will be taken;

          (d)  The Guaranty, duly executed and delivered by Guarantor;

          (e) The Tri-Party Agreement duly executed by Borrower and the Title Company;

          (f) The Hazardous Substance Indemnity Agreement, duly executed by Borrower and Guarantor;

          (g) Favorable opinions of Shefsky and Froelich, counsel to the Loan Parties, and of Arizona counsel and Michigan counsel to the Loan Parties, it being understood that to the extent that such opinion shall rely upon any other opinion of counsel, each such other opinion shall be in form and substance satisfactory to Lender and shall provide that Lender may rely thereon;

          (h) Instruction letter to the Concentration Bank, duly executed by Borrower and the respective banks;

          (i) Letter agreement from each bank holding a Disbursement Account, waiving any rights of offset;

          (j) Governmental certificates, dated the most recent practicable date prior to the date hereof, with telegram updates where available, showing that Borrower and each other Loan Party as Lender may request, is organized and in good standing in the jurisdiction of its organization and is qualified as a foreign corporation or partnership and in good standing in all other jurisdictions in which it is qualified to transact business;

          (k) Evidence that ALTA Loan Policies of Title Insurance, in form and content acceptable to Lender, have been issued with respect to the Eligible Collateral;

          (l) Evidence that all regulatory approvals and third-party consents necessary to permit Borrower to consummate the transactions contemplated hereby have been obtained;

          (m) Payment of the Commitment Fee, the Availability Fee and the Administration Fee, pursuant to Sections 2.7 and 2.8;

          (n) Evidence that Borrower has established cash control systems and taken other steps required under Section 2.9 hereof;

          (o) A copy of the organizational charter and all amendments thereto of Borrower and each other Loan Party as Lender may request, certified as of a recent date by the Secretary of State of the jurisdiction of its organization, and copies of each Loan Party's by-laws, certified by the Secretary or Assistant Secretary of such Loan Party as true and correct as of the date hereof;

          (p) Certificates of the Secretary or an Assistant Secretary of Borrower and each other Loan Party as Lender may request, as to the incumbency and signatures of the officers of such Loan Party executing this Agreement, the Guaranty and any of the Loan Documents and other Ancillary Agreements and any other certificate or other document to be delivered pursuant hereto or thereto, together with evidence of the incumbency of such Secretary or Assistant Secretary.

          (q) The Projections and the pro forma consolidated financial statements referred to in Sections 4.5 and 4.6, each certified by the chief financial officer of Borrower;

          (r) A certificate of Borrower executed by the chief executive officer of Borrower, satisfactory in form and substance to Lender, stating that, as of the date hereof, to the best of his knowledge, except as set forth in Schedule 4.5(d), no material adverse change has occurred in the business, assets, operations, prospects, or financial or other condition of Borrower taken as a whole since March 31, 1995;

          (s) A certificate of Borrower executed by the chief executive officer of Borrower, satisfactory in form and substance to Lender, stating that all of the representations and warranties of the Loan Parties contained herein or in any of the Loan Documents are correct, and, except as set forth on Schedule 4.8, no event has occurred and is continuing, or would result from the Loan, which constitutes or would constitute a Default or an Event of Default;

          (t) Evidence that the insurance policies provided for in Section 6.7 are in full force and effect, certified by the issuer thereof, together with appropriate evidence showing a loss payable clause in favor of Lender and a clause whereby Lender receives 30-day notice of cancellation, non-renewal or material change;

          (u) A copy of each agreement or plan or, if not available, a summary thereof, providing for employment, severance, deferred payments, bonus payments or accruals, profit sharing arrangements, stock option or stock appreciation rights, incentive payments, pension or employment benefit contributions or similar payments or arrangements for the benefit of Borrower's management personnel, in form and substance as has been approved by Lender;

          (v) To the extent no already advanced by Borrower, payment by Borrower of all (i) reasonable fees and expenses of (a) Lender's outside counsel, (b) all special local counsel retained in connection with any of the Loan Documents and the transactions contemplated thereby, (c) all appraisers or asset valuators retained in connection with any of the Loan Documents and the transactions contemplated thereby, and (ii) other reasonable costs and expenses incurred by Lender in connection with the negotiation, documentation, closing or other activities undertaken with respect to the transactions contemplated hereby;

          (w) A copy of each loan contract and material agreement of the Borrower and each Guarantor has been made available to Lender, each of which has been reviewed by Lender with results satisfactory to Lender;

          (x) The Operating Protocol, duly executed by Borrower;

          (y) Evidence satisfactory to Lender that each Affiliate or other party which is transferring any property to Borrower concurrent with this Agreement is solvent, is not rendered insolvent by reason of such transfer, and is receiving reasonably equivalent value for such transfer.

          (z) Such additional information and materials as Lender may reasonably, and in a timely manner with due regard to the scheduled Funding Date, request, including, without limitation, copies of any debt agreements, security agreements and other material contracts.

     3.2 FURTHER CONDITIONS TO EACH REVOLVING CREDIT ADVANCE. It shall be a further condition to the initial and each subsequent Revolving Credit Advance that the following statements shall be true on the date of each such advance or incurrence:

          (a) All of the representations and warranties of the Loan Parties contained herein or in any of the Loan Departments shall be correct on and as of the Funding Date and the date of each such Revolving Credit Advance as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and for changes therein permitted or contemplated by this Agreement.

          (b) No event shall have occurred and be continuing, or would result from the funding of any Revolving Credit Advance, which constitutes or would constitute a Default or an Event of Default.

          (c) The aggregate unpaid principal amount of the Revolving Credit Advances, after giving effect to such Revolving Credit Advance, shall not exceed the lesser of (i) the Maximum Loan, or (ii) the Borrowing Base Availability.

          (d) No Liens have arisen or been granted with respect to the Collateral, other than Liens permitted under 7.10 hereof, as verified by title searches obtained by Lender, at Borrower's expense, from the Title Company from time to time.

          (e) No Proceedings shall exist wherein any Loan Party is a party. No action, claim or proceeding shall be pending or, to the knowledge of Borrower, threatened or contemplated against Borrower, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any Federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which, if determined adversely, could reasonably be expected to have a Material Adverse Effect, either individually or in the aggregate, nor, to the knowledge of Borrower, shall a state of facts exist which is reasonably likely to give rise to such proceedings, nor shall any pending or threatened action, claim or proceeding question the validity of the Loan Documents or any action taken or to be taken pursuant thereto.

          (f) Borrower (i) is solvent, (ii) has sufficient assets and capital for its business and (iii) has the ability to pay its debts as they become due.

          (g) Borrower's Adjusted Consolidated Tangible Net Worth as of September 30, 1994 equalled or exceeded $7,500,000.

           The acceptance by Borrower of the proceeds of each Revolving Credit Advance shall be deemed to constitute, as of the date of such acceptance, (i) a representation and warranty by Borrower that the conditions in this Section 3.2 have been satisfied and (ii) a confirmation by Borrower of the granting and continuance of Lender's Liens pursuant to the Collateral Documents.

4.   REPRESENTATIONS AND WARRANTIES

     To induce Lender to make the Loan as herein provided for, Borrower makes the following representations and warranties to Lender, each and all of which shall be true and correct as of the date hereof and shall survive the execution and delivery of this Agreement:

     4.1 CORPORATE EXISTENCE; COMPLIANCE WITH LAW. Each entity comprising Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization; (ii) is duly qualified as a foreign corporation, as the case may be, and is in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification; (iii) has the requisite corporate or partnership, as the case may be, power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore and proposed to be conducted;
(iv) has all licenses, permits, consents or approvals from or by, and has made all filings with, and has given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct except where the failure to have any such license, permit, consent or approval, make such filing or give such notice will not have a Material Adverse Effect; (v) is in compliance with its certificate or articles of incorporation and by-laws or partnership agreement, as the case may be; and (vi) is in compliance with all applicable provisions of law where the failure to comply would have a Material Adverse Effect.

     4.2 EXECUTIVE OFFICES. The current location of Borrower's executive offices and principal place of business is set forth on Schedule 4.2 hereto.

     4.3 SUBSIDIARIES. There currently exist no subsidiaries of Borrower other than as set forth on Schedule 4.3 hereto.

     4.4 CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. The execution, delivery and performance by Borrower and Affiliates of the Loan Documents, Ancillary Agreements and all instruments and documents to be delivered by Borrower and Affiliates to the extent they are parties thereto, hereunder and thereunder and the creation of all Liens provided for herein and therein: (i) are within Borrower's and the Guarantors', corporate power or partnership power, as the case may be; (ii) have been duly authorized by all necessary or proper corporate action or partnership action, as the case may be; (iii) are not in contravention of any provision of Borrower's or the Guarantors', respective certificates or articles of incorporation or by-laws or partnership or venture agreements, as the case may be; (iv) will not violate any law or regulation, or any order or decree of any court or governmental instrumentality; (v) will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, or any other agreement or instrument which is material and to which Borrower or any of the Guarantors is a party or by which Borrower or any of the Guarantors or any of their property is bound; (vi) do not require the consent, approval, authorization of or filing or registration with any governmental body, agency, authority or any other Person other than those which will have been duly obtained or made prior to the date hereof and which will be in full force and effect on the date hereof; and (vii) will not result in the creation or imposition of any Lien upon any of the property of Borrower or any of the Guarantors other than those in favor of Lender, all pursuant to the Loan Documents. At or prior to the date hereof, each of the Loan Documents shall have been duly executed and delivered for the benefit of or on behalf of Borrower or the Guarantors, as the case may be, and each shall then constitute a legal, valid and binding obligation of Borrower or the Guarantors, to the extent they are parties thereto, enforceable against them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors, rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

     4.5  FINANCIAL STATEMENTS.

          (a) The pro forma consolidated balance sheets of Borrower as of September 30, 1994, copies of which have been furnished to Lender prior to the date of this Agreement, have been prepared in a manner consistent with Borrower's GAAP accounting, are based on the audited consolidated balance sheet of Borrower as of September 30, 1994, and present fairly on a pro forma basis the consolidated financial position of Borrower at such date.

          (b) All of the following consolidated balance sheets and statements of income, retained earnings and cash flow statements of Borrower, copies of which have been furnished to Lender prior to the date of this Agreement, have been, except as noted therein, prepared in accordance with GAAP consistently applied throughout the periods involved and present fairly the consolidated financial position of Borrower as at the dates thereof, and the results of operations and cash flow statements for the periods then ended (as to the unaudited interim financial statements, subject to normal year-end audit adjustments):

              (i) the unaudited consolidated balance sheet of Borrower as of February 28, 1995, and the related consolidated statements of income, and retained earnings and cash flow statements for the three (3) months ending on such date; and

              (ii) the audited consolidated balance sheet of Borrower as at September 30, 1994, and the related consolidated statements of income, and retained earnings and cash flow statements for the year then ended.

         (c) Borrower as of February 28, 1995, had no obligations, contingent liabilities or liabilities for Charges, long-term leases or unusual forward or long-term commitments which are not reflected in the September 30, 1994 audited consolidated balance sheet of Borrower or otherwise disclosed in writing to Lender and which would have a Material Adverse Effect.

         (d) Except as set forth on Schedule 4.5(d), there has been no material adverse change in the business, assets, operations, prospects or financial or other condition of Borrower taken as a whole since February 28, 1995. No dividends or other distributions have been declared, paid or made upon any shares of Stock of Borrower, nor have any shares of Stock of Borrower been redeemed, retired, purchased or otherwise acquired for value by Borrower since February 28, 1995, otherwise than as set forth on Schedule 4.5(d).

    4.6 PROJECTIONS. The projections of Borrower's annual operating budgets on a consolidated basis, and Borrower's consolidated balance sheets and cash flow statements prepared in a manner consistent with Borrower's GAAP accounting, and Borrower's cash flow statements wherein transfers of Real Estate from Affiliates to Borrower are treated as though such transfers were from non-Affiliates for the fiscal years ending on December 31, 1994, 1995 and 1996 (the "PROJECTIONS"), copies of which have been delivered to Lender, disclose in general terms all material assumptions made with respect to general economic, financial and market conditions in formulating such Projections. No facts are known to Borrower which would result in any material change in any of such Projections. The Projections are based upon reasonable estimates and assumptions, all of which are fair in light of current conditions, have been prepared on the basis of the assumptions, stated therein, and reflect the reasonable estimate of Borrower of the results of operations and other information projected therein. Additional projections for future periods requested by Lender shall constitute "Projections" and shall be subject to this Section 4.6.

    4.7  OWNERSHIP OF PROPERTY: LIENS.

         (a) Borrower owns good and marketable fee simple title to all of the Real Estate and good and marketable title to, or valid leasehold interests in, all of its other properties and assets, and none of the properties and assets of Borrower, including without limitation, the Real Estate and Leases, is subject to any Liens, except (i) encumbrances existing as of the date hereof as set forth on Schedule 4.7(a), (ii) Permitted Encumbrances, and (iii) from and after the date hereof, the Lien in favor of Lender pursuant to the Collateral

Documents, have a Material Adverse Effect; and Borrower has received all deeds, assignments, waivers, consents, non-disturbance and recognition or similar agreements, bills of sale and other documents, and duly effected all recordings, filings and other actions necessary to establish, protect and perfect Borrower's right, title and interest in and to all such property except where the failure to have received such documents or effected such actions will not, in the aggregate, have a Material Adverse Effect.

         (b) Except as set forth on Schedule 4.7(b), Borrower does not own or hold, and is not obligated under or a party to, any option, right of first refusal or any other contractual right to purchase, acquire, sell, assign or dispose of any real property other than option contracts for the purchase of lots or raw land entered into in the ordinary course of their business.

         (c) All permits required to have been issued in order for the Real Estate to be lawfully occupied and used for all of the purposes for which they are currently occupied and used, have been lawfully issued and are, as of the date hereof, in full force and effect, except for any such permit where the failure to obtain the same would not have a Material Adverse Effect.

         (d) Except as set forth on Schedule 4.7(d), Borrower has not received any notice, and has no knowledge, of any pending, threatened or contemplated condemnation proceeding affecting any Real Estate or any part thereof, or of any sale or other disposition of an real property owner or leased by Borrower or any part thereof in lieu of condemnation.

         (e) Except as set forth on Schedule 4.7(e), no portion of any Real Estate owned or leased by Borrower has suffered any material damage by fire or other casualty loss which has not heretofore been repaired and restored as nearly as practicable to its original condition. Except as set forth on
Schedule 4.7(e), no portion of the Real Estate is located in a special flood hazard area as designated by any federal, Governmental Authority, except for Real Estate located in such areas, where the effect of such location would not have a Material Adverse Effect.

    4.8 NO DEFAULT. Except as set forth on Schedule 4.8, Borrower is not in default, nor to Borrower's knowledge without inquiry, is any third party in default, under or with respect to any contract, agreement, lease or other instrument to which it is a party, except for any defaults which (either individually or collectively with other defaults arising out of the same event or events) would not have a Material Adverse Effect. No Default or Event of Default under this Agreement has occurred and is continuing.

    4.9 BURDENSOME RESTRICTIONS. No contract, lease, agreement or other instrument to which Borrower is a party or is bound and no provision of applicable law or governmental regulation has a Material Adverse Effect, or insofar as Borrower can reasonably forsee, may have a Material Adverse Effect.

    4.10 LABOR MATTERS. There are no strikes or other labor disputes against Borrower pending or, to Borrower's knowledge, threatened which would have a Material Adverse Effect. Hours worked by and payment made to employees of Borrower have not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters which would have a Material Adverse Effect. All payments due from Borrower on account of employee health and welfare insurance which would have a Material Adverse Effect if not paid have been paid or accrued as a liability on the books of Borrower.

    4.11 OTHER VENTURES. Schedule 4.11 lists (i) each interest held by Borrower in any partnership, joint venture or other business association, together with a description of such interest, (ii) all material agreements and documents defining such interest, and (iii) each Affiliate (other than Edward F. Havlik and Virgil W. Owings) of Borrower, together with a description of the relationship between Borrower and such Affiliate and a list of all material agreements or documents defining such relationship. Except as set forth in Schedule 4.11, Borrower is not engaged in any joint venture or partnership with any other Person.

    4.12 INVESTMENT COMPANY ACT. Borrower is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. The making of the Loan by Lender, the application of the proceeds and repayment thereof by Borrower and the consummation of the transactions contemplated by this Agreement and the other Loan Documents will not violate any provision of such Act or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

    4.13 MARGIN REGULATIONS. Borrower does not own any "margin security," as that term is defined in Regulations G and U of the Board of Governors of the Federal Reserve System (the "FEDERAL RESERVE BOARD"), and none of the proceeds of the Loan will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the loans under this Agreement to be considered a "purpose credit" within the meaning of Regulations G, T, U or X of the Federal Reserve Board. Borrower will not take or permit any agent acting on its behalf to take any action which might cause this Agreement or any document or instrument delivered pursuant hereto to violate any regulation of the Federal Reserve Board.

    4.14 TAXES. Except as set forth on Schedule 4.14, all Federal, state, local and foreign tax returns, reports and statements required to be filed by Borrower have been filed with the appropriate Governmental Authority and all Charges and other impositions shown thereon to be due and payable have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid. Except as set forth on Schedule 4.14, Borrower has paid, when due and payable, all Charges required to be paid by it. Proper and accurate amounts have been withheld by Borrower from its employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective governmental agencies. Schedule 4.14 sets forth for Borrower those taxable years for which its tax returns are currently being audited by the IRS or any other applicable Governmental Authority. Except as set forth on Schedule 4.14, Borrower has not executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of 3extending, the period for assessment or collection of any Charges. Borrower has not filed a consent pursuant to IRC Section 341(f) or agreed to have IRC Section 341(f)(2) apply to any dispositions of subsection
(f) assets (as such term is defined in IRC Section 341(f)(4)). Except as set forth on Schedule 4.14, none of the property owned by Borrower is property which Borrower is required to treat as being owned by any other Person pursuant to the provisions of IRC Section 168(f)(8) of the Internal Revenue code of 1954, as amended, and in effect immediately prior to the enactment of the Tax Reform Act of 1986 or is "tax-exempt use property" within the meaning of IRC Section 168(h). Except as set forth on Schedule 4.14, Borrower has not agreed and has not requested to make any adjustment under IRC Section 481(a) by reason of a change in accounting method or otherwise. Except as set forth on Schedule 4.14 hereof, Borrower has no obligation under any written tax-sharing agreement.

     4.15  ERISA.

           (a) Schedule 4.15 lists all Plans maintained or contributed to by Borrower and all Qualified Plans maintained or contributed to by any ERISA Affiliate. Neither Borrower nor any of its Affiliates maintains, contributes to or has any obligation to contribute to any Pension Plan, Title IV Plan, Multiemployer Plan or Retiree-Welfare Plan or has in the past maintained, contributed or had an obligation to contribute to the same.

           (b) Each Qualified Plan has been determined by the IRS to qualify under Section 401 of the IRC, and the trusts created thereunder have been determined to be exempt from tax under the provisions of Section 501 of the IRC, and, to the best knowledge of Borrower nothing has occurred which would cause the loss of such qualification or tax-exempt status.

           (c) Each Plan is in compliance in all material respects with the applicable provisions of ERISA and the IRC, including the filing of reports required under the IRC or ERISA (all of which are true and correct in all material respects as of the date filed), and all required contributions and benefits have been paid in accordance with the provisions of each such Plan.

           (d) Neither Borrower nor any ERISA Affiliate, with respect to any Qualified Plan, has failed to make any contribution or pay any amount due as required by Section 412 of the IRC.

           (e) There are no pending or, to the knowledge of Borrower, any threatened claims, actions or lawsuits (other than claims for benefits in the normal course), asserted or instituted against (i) any Plan or its assets,
(ii) any fiduciary with respect to any Plan or (iii) Borrower or any ERISA Affiliate with respect to any Plan.

           (f) Borrower and each ERISA Affiliate have complied in all material respects with the notice and continuation coverage requirements of
Section 4980B of the IRC and the regulations thereunder.

           (g) Borrower has not engaged in a prohibited transaction, as defined in Section 4975 of the IRC or Section 406 of ERISA, in connection with any Plan, which would subject Borrower (after giving effect to any exemption) to a material tax on prohibited transactions imposed by Section 4975 of the IRC or any other material liability.

           (h) Except as set forth on Schedule 4.15, no liability under any Plan has been funded, nor has such obligation been satisfied, with the purchase of a contract from an insurance company that is not rated AA by Standard & Poor's Corporation and the equivalent rating by each other nationally recognized rating agency.

     4.16 NO LITIGATION. Except as set forth on Schedule 4.16 hereto, no action, claim or proceeding is now pending or, to the knowledge of Borrower, threatened or contemplated against Borrower, at law, in equity or otherwise, before any court, board, commission agency or instrumentality of any Federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel or arbitrators, which, if determined adversely, could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, nor, to the knowledge of Borrower, does a state of facts exist which is reasonably likely to give rise to such proceedings, nor do any of the matters set forth therein question the validity of any of the Loan Documents or any action taken or to be taken pursuant thereto.

     4.17 BROKERS. No broker or finder acting on behalf of Borrower brought about the obtaining, making or closing of the Loan made pursuant to this Agreement, and Borrower has no obligation to any Person in respect of any finder's or brokerage fees in connection with the Loan contemplated by this Agreement.

     4.18 OUTSTANDING STOCK; WARRANTS, ETC. Except as set forth on Schedule 4.18, Borrower has no outstanding rights, options, warrants or agreements pursuant to which it may be required to issue or sell any Stock.

     4.19 EMPLOYMENT AND LABOR AGREEMENTS. Except as set forth on Schedule 4.19, there are no employment agreements covering management of Borrower which provide for compensation in excess of $100,000 per year and there are no collective bargaining agreements or other labor agreements covering any employees of Borrower. A true and complete copy of each agreement listed on
Schedule 4.19 has been furnished to Lender.

     4.20 PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES. Except as would not have a Material Adverse Effect, Borrower owns or has the right to use as they are currently used or contemplated to be used, all licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications and trade names necessary to continue to conduct its business as heretofore conducted by it, now conducted by it and proposed to be conducted by it, each of which is listed, together with Patent and Trademark office application or registration numbers, where applicable, on Schedule 4.20 hereto. To the best of its knowledge, Borrower conducts its business without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of others, except where such infringement or claim of infringement would not have a Material Adverse Effect. To the best of Borrower's knowledge and except as set forth on Schedule 4.20, there is no infringement or claim of infringement by others of any material license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of Borrower.

     4.21 FULL DISCLOSURE. No information contained in this Agreement, the other Loan Documents, the Financials or any written statement furnished by or on behalf of Borrower pursuant to the terms of this Agreement which has previously been delivered to Lender, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which made.

     4.22 LIENS. The Liens granted to Lender pursuant to the Collateral Documents with respect to the Borrower and each Affiliate are (i) valid and continuing first priority perfected security interests in the Concentration Account and in all other Collateral with respect to which a security interest may be perfected by filing pursuant to the UCC prior to all other Liens, except, with respect to Collateral other than the Concentration Account, Liens existing as of the date hereof and the Liens granted to Lender under the Collateral Documents, and (ii) fully perfected Liens in and to the Collateral which is Real Estate, as described therein; provided, however that all Liens related to Eligible Collateral must be fully perfected first priority Liens.

     4.23 NO MATERIAL ADVERSE EFFECT. Except as set forth on Schedule 4.23, no event has occurred since March 31, 1995, and is continuing which has had or could reasonably be expected to have a Material Adverse Effect.

     4.24 ENVIRONMENTAL PROTECTION. To Borrower's knowledge, except as disclosed in Schedule 4.24, (a) no Hazardous Materials are located at, on or under any real property owned, leased, or operated by Borrower in violation of any Environmental Laws, (b) Borrower is in compliance with all Environmental Laws at real property owned, leased or operated by Borrower,
(c) Borrower has not caused or suffered to occur any actual or threatened discharge, disposal, release, migration, spillage, uncontrolled loss, seepage, or filtration of any Hazardous Materials, including, without limitation, chemical liquids, gases or solids, (a "SPILL") from or within any real property owned, leased or operated by

Borrower, (d) Borrower is not aware of any condition, nor is it involved in any operations, which would lead to the imposition of any material liability or Lien against the Borrower under the Environmental Laws, and Borrower has not permitted any tenant or occupant of such real property to engage in any such activity, and (e) Borrower has not caused or allowed any offsite Spill of Hazardous Materials originating from or generated at real property owned, leased, or operated by Borrower.

5. FINANCIAL STATEMENTS AND INFORMATION

5.1 REPORTS AND NOTICES. Borrower covenants and agrees that from and after the date hereof and until the Termination Date, it shall deliver to Lender:

         (a) Within 30 days after the end of each fiscal month, copies of all financial information which has been prepared by Borrower for such month. At any time and from time to time upon the reasonable request of Lender, Borrower shall prepare such financial information on a monthly basis.

         (b) Within 45 days after the end of each fiscal quarter (other than the last fiscal quarter of the fiscal year), (i) a copy of the unaudited consolidated balance sheets and the related consolidated statements of income and retained earnings and cash flows of Borrower as of the close of such quarter and the related consolidated statements of income and retained earnings and cash flows for that portion of the Fiscal Year ending as of the close of such quarter, and (ii) a copy of the unaudited consolidated statements of income of Borrower for such quarter, all prepared in accordance with GAAP (subject to normal year end adjustments), setting forth in comparative form in each case the consolidated figures for such quarter in the prior Fiscal Year, the consolidated figures for that portion of the prior Fiscal Year and projected consolidated figures for such period and accompanied by (A) a statement in reasonable detail showing the calculations used in determining the financial and real estate covenants under Sections 6.3, 7.3, 7.11 and 7.12 hereof, and (B) the certification of the chief executive officer or chief financial officer of Borrower that all such financial statements are complete and correct and present fairly in accordance with GAAP (subject to normal year end adjustments) the consolidated financial position, the consolidated results of operations and cash flow statements of Borrower as at the end of such quarter and for the period ended, and that, to the best of such officer's knowledge and belief, there was no Default or Event of Default in existence as of such time.

         (c) Within 90 days after the close of each Fiscal Year, a copy of the annual audited consolidated financial statements of Borrower consisting of consolidated balance sheets and consolidated statements of income and retained earnings and cash flow, setting forth in comparative form in each case the consolidated figures for the previous Fiscal Year, which financial statements shall be prepared in accordance with GAAP, accompanied by an unqualified auditor's report, from the independent certified public accountants regularly retained by Borrower, or any other firm of independent certified public accountants of recognized national standing selected by Borrower and acceptable to Lender, and accompanied by (i) a schedule in reasonable detail showing the calculations used in determining the financial and real estate covenants under Sections 6.3, 7.3, 7.11 and 7.12 hereof, (ii) a report from such accountants to the effect that in connection with their audit examinations, nothing has come to their attention to cause them to believe that a Default or Event of Default had occurred and (iii) a certification of the chief executive officer or chief financial officer of Borrower that all such financial statements are complete and correct and present fairly in accordance with GAAP the consolidated financial position, the consolidated results of operations and the changes in consolidated financial position of Borrower as at the end of such year and for the period then ended and that, to the best of such officer's knowledge and belief, there was no Default or Event of Default in existence as of such time.

         (d) On or before the fifteenth (15th) day of the third month of each fiscal quarter, projections of Borrower's cash flows for the succeeding fiscal quarter, reported on a monthly basis.

         (e) As soon as practicable, but in any event within two (2) Business Days after Borrower become aware of the existence of any Default or Event of Default, or and in any event within five (5) Business Days after Borrower becomes aware of any development or other information which could reasonably be expected to have a Material Adverse Effect, by telephonic or telegraphic notice specifying the nature of such Default or Event of Default or development or information, including the anticipated effect thereof, which notice shall be promptly confirmed in writing within five (5) days.

         (f) In form and detail satisfactory to Lender, each operating report listed on Schedule 5.1(f) hereof, as prescribed by such Schedule, and each other operating report reasonably requested by Lender.

         (g) Within 30 days prior to the beginning of each Fiscal Year, Borrower's preliminary budget for such Fiscal Year, which shall include:

              (i) projected consolidated balance sheet of Borrower for such Fiscal Year, on a monthly basis;

             (ii) projected consolidated cash flow statements of Borrower, including summary details of cash disbursements, including for Consolidated Capital Expenditures, for such Fiscal Year, on a monthly basis;

            (iii) projected consolidated income statements of Borrower for such Fiscal Year, on a monthly basis; and

             (iv) a summary of key assumptions underlying the projections delivered pursuant to this Section 5.1(g);

together with appropriate supporting details as requested by Lender.

         (h) If requested by Lender, copies of all federal, state, local and foreign tax returns and reports in respect of income, franchise or other taxes on or measured by income (excluding sales, use or like taxes) filed by Borrower.

         (i) As soon as practicable, but in any event, within two (2) Business Days, notice of any change in the management of Borrower by Edward F. Havlik and Virgil W. Owings.

         (j) As requested by Lender from time to time, (i) updated title searches of all Eligible Collateral, (ii) lien releases, waivers, or receipts for payment from all Persons who have performed work or for Eligible Housing Units, (iii) a detailed schedule of all Trade Payables, including Trade Payables aging information, and (iv) a current updated list of all subcontractors and materialmen who have performed work on, or furnished materials for, Eligible Collateral.

         (k) Such other information respecting Borrower's business, financial condition or prospectus as Lender or any Assignee Lender may, from time to time, reasonably request.

     5.2 COMMUNICATION WITH ACCOUNTANTS. Borrower authorized Lender, on behalf of itself and each Assignee Lender, to communicate directly with its independent certified public accountants and authorizes those accountants to disclose any and all financial statements, work papers and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of Borrower to Lender, on behalf of itself and any Assignee Lender, and notifies those accountants that Lender is entitled to rely on such materials.

6. AFFIRMATIVE COVENANTS

     Borrower covenants and agrees that, unless Lender shall otherwise consent in writing from and after the date hereof and until the Termination
Date:

     6.1 MAINTENANCE OF EXISTENCE AND CONDUCT OF BUSINESS. Each entity comprising Borrower shall (a) do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a corporation, and its rights and franchises; (b) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder; (c) at all times maintain, preserve and protect all of its trademarks and trade names, and preserve all the remainder of its property, in use or useful in the conduct of its business and keep the same in good repair, working order and condition (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all needful and proper repairs, renewals and replacements, betterments and improvements thereto consistent with industry practices, so that the business carried on in connection therewith may be properly and advantageously conducted at all times (provided that Borrower shall not be required to replace or improve property constituting Capital Assets if such replacement or improvement would violate the provisions of Section 7.11, unless the requirements of such Section are waived by Lender, in its sole discretion); and (d) transact business in such names as Borrower may from time to time use in conducting its businesses.

     6.2  PAYMENT OF OBLIGATIONS.

          (a) Borrower shall (i) pay and discharge or cause to be paid and discharged all its Indebtedness (other than nonrecourse Indebtedness) including, without limitation, all the Obligations, as and when due and payable by Borrower, except where failure to pay or discharge or cause to be paid or discharged would not be a default under Section 9.1(m) hereof; and
(ii) except as set forth in Section 6.2(b) pay and discharge or cause to be paid and discharged promptly all (A) Charges imposed upon it, its income and profits, or any of its property (real, personal or mixed), and (B) lawful claims for labor, materials, supplies and services before any thereof shall become in default.

          (b) Borrower may in good faith contest, by proper legal actions or proceedings, the validity or amount of any Charges or claims arising under
Section 6.2(a)(ii), provided that, at the time of commencement of any such action or proceeding, and during the pendency thereof (i) no Default or Event of Default shall have occurred, and (ii) adequate Reserves with respect thereto are maintained on the books of Borrower in accordance with GAAP, and
(iii) Borrower obtains a bond with respect to such Charges or claims in form and substance acceptable to Lender.

     6.3  FINANCIAL COVENANTS.  Borrower shall, on a consolidated basis:

          (a) Maintain (such maintenance to be evidenced as at the end of each fiscal quarter specified below) an Adjusted Consolidated Tangible Net Worth equal to or greater than:

                                                                        Adjusted

                                                                    Consolidated
                           Period                                   Tangible Net
                                                                       Worth
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Fiscal quarter ending June 30, 1995                                   $7,500,000
Fiscal quarter ending September 30, 1995                              $7,740,000
Fiscal quarter ending December 31, 1995                               $7,980,000
Fiscal quarter ending March 31, 1996                                  $8,220,000
Fiscal quarter ending June 30, 1996                                   $8,460,000
Fiscal quarter ending September 30, 1996                              $8,700,000
Fiscal quarter ending December 31, 1996                               $8,940,000
Fiscal quarter ending March 31, 1997                                  $9,180,000
Fiscal quarter ending June 30, 1997                                   $9,420,000
Fiscal quarter ending September 30, 1997                              $9,660,000
Fiscal quarter ending December 31, 1997                               $9,900,000
Fiscal quarter ending March 31, 1998 and for each
  quarter thereafter until the Termination Date                      $10,140,000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          (b) Achieve Adjusted Consolidated Operating Profit for each fiscal quarter, equal to or greater than $800,000 (i) for the fiscal quarter ending September 30, 1995 (based on that fiscal quarter), (ii) for the fiscal quarter ending December 31, 1995 (based on an average of that fiscal quarter and the immediately preceding quarter), (iii) for the fiscal quarter ending March 31, 1996 (based on an average of that fiscal quarter and the immediately preceding two fiscal quarters), and (iv) for each fiscal quarter thereafter (based on an average of that fiscal quarter and the preceding three fiscal quarters):

          (c) Maintain (such maintenance to be evidenced as at the end of each fiscal quarter specified below) a Total Indebtedness to Adjusted Consolidated Tangible Net Worth Ratio equal to or less than 5:1.

          (d) Maintain at all times, such maintenance to be evidenced as at the end of each fiscal quarter based on a rolling four quarter period, a Consolidated Fixed Charge Coverage Ratio equal to or greater than 1.5:1.

          (e) Maintain at all times, such maintenance to be evidenced at the end of each fiscal quarter, a ratio of Trade Payables balance to dollar value of housing inventory equal to or less than 15%, reported consistent with and reflected on Borrower's financial statements dated February 28, 1995.

          (f) Maintain at all times, such maintenance to be evidenced at the end of each fiscal quarter, a ratio of selling, general and administrative expenses (excluding, however, amortization of financing costs, capitalized interest and other indirect costs) to total revenues from the "sale of homes," of no more than 15%, reported consistent with and reflected on Borrower's financial statements dated February 28, 1995.

          (g) Maintain on the Financials of Borrower and Guarantor an average ratio based on a rolling four-quarter period of the value of all land on such Financials to the Adjusted Consolidated Tangible Net Worth of not more than (i) 2.5:1 on September 30, 1995 and December 31, 1995, (ii) 2.25:1 on March 31, 1996 and June 30, 1996, (iii) 2.0:1 on September 30, 1996 and December 31, 1996, and (iv) 1.75:1 on March 31, 1996 and on the last day of each calendar quarter thereafter.

     6.4 LENDER'S FEES. Borrower shall pay to Lender, on demand, any and all fees, costs or expenses that Lender shall pay to a bank or other similar institution arising out of or in connection with the forwarding to Borrower or any other Person on behalf of Borrower by Lender of proceeds of the Loan.

     6.5 BOOKS AND RECORDS. Borrower shall keep adequate records and books of account with respect to its business activities, in which proper entries, reflecting all of its financial transactions, are made in accordance with GAAP and on a basis consistent with the Financials referred to in Section 4.5(b) hereof.

     6.6 LITIGATION. Borrower shall notify Lender in writing, promptly upon learning thereof, of any litigation commenced or threatened against Borrower or Guarantor and of the institution against it of any suit or administrative proceeding that may impair the Collateral or if the amount in controversy exceeds $200,000.

     6.7 INSURANCE. Schedule 6.7 lists all insurance of any nature maintained by Borrower as well as a summary of the terms of such insurance. Borrower shall maintain (i) fire, (ii) theft, (iii) burglary, (iv) product liability, (v) workers' compensation, (vi) standard all-risk coverage insurance, (vii) builder's risk coverage insurance policies for properties under construction for the full insurable value of such properties, (viii) flood insurance on those properties that have been identified as being in an area having special flood hazard risks, and (ix) comprehensive general public liability insurance providing for limits of liability of not less than $5,000,000 per occurrence for injury or death to a person or property damage; Borrower shall deliver certified copies of all such policies and such policies shall be enforced on the standard New York (or local equivalent) long-form non-contributory mortgagee clause in the name of Lender with endorsement on all property insurance coverage in favor of Lender as an additional insured or loss payee, as its interest may appear, issued by carriers rated at least A-IX by A.M. Best Company with terms and coverage (in an amount and scope) acceptable to Lender and requiring at least thirty (30) days' notice to Lender prior to cancellation, non-renewal or material change and providing that no act or default of Borrower or any other Person shall affect the right of Lender to recover under such policy in case of loss or damage. Borrower shall pay all insurance premiums.

     6.8 COMPLIANCE WITH LAW. Borrower shall comply with all federal, state and local laws and regulations applicable to it, including, without limitation, ERISA, those regarding the collection, payment and deposit of employees, income, unemployment and social security taxes and those relating to environmental matters, in each case where the failure to comply reasonably could be expected to have a Material Adverse Effect.

     6.9 AGREEMENTS. Borrower shall perform, within all required time periods (after giving effect to any applicable grace periods), all of its obligations and enforce all of its rights under each agreement to which it is a party, including, without limitation, any leases to which it is a party, where the failure to so perform and enforce would have a Material Adverse Effect. Borrower shall not terminate or modify, in any manner adverse to it any provision of any agreement to which it is a party, which termination or modification could reasonably be expected to have a Material Adverse Effect.

     6.10 SUPPLEMENTAL DISCLOSURE.

          (a) From time to time as Lender reasonably may request (in the event that such information is not otherwise delivered by Borrower to Lender pursuant to this Agreement), so long as there are Obligations outstanding hereunder, Borrower will supplement or amend each Schedule or representation herein with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such Schedule or as an exception to such representation or which is necessary to correct any information in such Schedule or representation which has been rendered inaccurate thereby.

          (b) Borrower shall from time to time upon Lenders' request, provide Lender with an updated appraisal, performed by a licensed independent appraiser, of any Finished Building Lot designated as Collateral.

     6.11 EMPLOYEE PLANS.

          (a) With respect to each Qualified Plan (other than a Multiemployer
Plan) hereafter adopted or maintained by the Borrower or any ERISA Affiliate, Borrower shall (i) seek, or cause its ERISA Affiliates to seek, and receive determination letters from the IRS to the effect that such Qualified Plan is qualified within the meaning of Section 401(a) of the IRC; and (ii) from and after the adoption of any such Qualified Plan, cause such plan to be qualified within the meaning of Section 401(a) of the IRC and to be administered in all material respects in accordance with the requirements of ERISA and Section 401(a) of the IRC.

          (b) With respect to each Welfare Plan hereafter adopted or maintained by Borrower or any ERISA Affiliate, Borrower shall comply, or cause its ERISA Affiliates to comply, with the notice and continuation coverage requirements of Section 4980B of the IRC and the regulations thereunder.

          (c) (i) Promptly and in any event within thirty (30) days after Borrower or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred, and (ii) promptly and in any event within ten (10) days after Borrower or any ERISA Affiliate knows or has reason to know that a request for a minimum funding waiver under Section 412 of the IRC has been filed with respect to any Qualified Plan, Borrower shall furnish to Lender a written statement of the chief financial officer or other appropriate officer of Borrower describing such ERISA Event or waiver request and the action, if any, which Borrower or any ERISA Affiliate proposes to take with respect thereto and a copy of any notice filed with the PBGC or the IRS pertaining thereto.

          (d) Promptly upon request by Lender, Borrower shall furnish to Lender a copy of each annual report (Form 5500 Series, including schedules thereto) with respect to each Plan.

          (e) Promptly and in any event within thirty (30) days after receipt thereof, Borrower shall furnish to Lender a copy of any adverse notice, determination letter, ruling or opinion Borrower or any ERISA Affiliate receives from the PBGC, DOL or IRS with respect to any Qualified Plan.

          (f) Promptly and in any event within thirty (30) Business Days after the adoption thereof, Borrower shall furnish to Lender notice of any amendment to any Welfare Plan which Borrower maintains, contributes or has an obligation to contribute to, and which could result or results in an increase in benefits for retirees or new benefits for retirees.

          (g) Promptly and in any event after receipt of written notice of commencement thereof, Borrower shall furnish to Lender notice of any action, suit or proceeding before any court or other governmental authority affecting Borrower or any

ERISA Affiliate with respect to any Plan, except those which, in the aggregate, if adversely determined, could not reasonably be expected to have a Material Adverse Effect.

          (h) Promptly and in any event within thirty (30) days after notice or knowledge thereof, Borrower shall furnish to Lender notice that Borrower becomes subject to the tax on prohibited transactions imposed by Section 4975 of the IRC, together with a copy of Form 5330.

     6.12 SEC FILINGS; CERTAIN OTHER NOTICES. Borrower shall furnish to Lender (i) promptly after the filing thereof with the Securities and Exchange Commission, a copy of each report, notice or other filing, if any, by Borrower with the Securities and Exchange Commission, (ii) a copy of each written communication which either (x) is material or (y) pertains to subject matter outside the ordinary course of business, received by Borrower from or delivered by Borrower to (A) the Securities and Exchange Commission or (B) any holder of publicly held subordinated debt of Borrower, in each case promptly after each such receipt or delivery.

     6.13 LEASES. Upon request of Lender, Borrower shall provide Lender with copies of all leases of real property or personal property (other than DE MINIMIS items of personal property not necessary for the conduct of Borrower's business) or similar agreements (and all amendments thereto) entered into by Borrower after the date hereof, whether as lessor or lessee and which provide for aggregate annual lease payments of $50,000 or greater. Borrower shall (i) provide Lender with a copy of each notice of default received by Borrower under any such lease promptly after receipt of any such notice and deliver to Lender a copy of each notice of default sent by Borrower under any such lease simultaneously with its delivery of such notice under such lease; (ii) notify Lender, not later than 30 days prior to the date of the expiration of the term of any such lease, of its intention either to renew or not renew any such lease, and, if Borrower shall intend to renew such lease, the terms and conditions of such renewal lease; and (iii) notify Lender at least 14 days prior to the date Borrower takes possession of any new leased premises or becomes liable under any lease, whichever is earlier.

     6.14 ENVIRONMENTAL MATTERS.

          (a) Borrower shall, and Borrower shall cause its agents, representatives, tenants or occupants to (i) comply in all material respects with the Environmental Laws applicable to them, (ii) notify Lender promptly, but in any event within thirty (30) days, after knowledge in the event of any Spill of Hazardous Materials upon, under, originating from or generated at any real property owned, leased or operated by Borrower that is likely to result in any actual or potential liability under the Environmental Laws to Borrower, and (iii) promptly forward to Lender a copy of any significant order, notice, permit, or any other communication or report received or prepared by the Borrower relating to the cleanup or abatement of any significant Spill of Hazardous Materials in violation of any applicable Environmental Laws relating to such real property.

       (b) Borrower shall at all times indemnify Lender and hold Lender harmless from and against any loss, claims, suits, actions, obligations, liability, damages or expense, including reasonable attorneys' fees, suffered or incurred by Lender, whether as holder of a deed of trust, as mortgagee in possession, or as successor in interest to Borrower by virtue of foreclosure or acceptance of a deed or other transaction in lieu of foreclosure (i) under or on account of the Environmental Laws, including the assertion of any Lien thereunder, (ii) with respect to any Spill or liability for the use of Hazardous Materials affecting real property owned, leased or operated by Borrower, whether or not the same originates or emanates from such real property or any contiguous real estate, including any loss of value of such real property as a result of such use or Spill of Hazardous Materials, (iii) with respect to the offsite disposal, release or migration of Hazardous Materials originating from or generated by real property owned, leased or operated by Borrower, (iv) with respect to any liability for personal injury or property damage caused by, resulting from, or related to an environmental condition or activity arising under any statutory or common law theory, including, without limitation, damages assessed for the maintenance of public or private nuisance or the carrying on of an abnormally dangerous activity at or near any real property owned, leased or operated by Borrower, and (v) with respect to any costs of removal, remedial or investigative action incurred by Lender, including those costs incurred as a result of actions or claims brought by the United States government, any other government body or agency, or third party, or any costs incurred by Lender as a result of injury to, destruction of, or loss of natural resources, including reasonable costs to investigate and assess such injury, destruction or loss; provided, however, Borrower shall not be liable to Lender for any contamination at, under or from such property to the extent caused or contributed to by actions of the Lender, its agents, representatives or employees.

       (c) In the event of (i) any Spill of Hazardous Materials in violation of any Environmental Laws at, upon, under, or originating or generated from any real property owned, leased or operated by Borrower, or (ii) contamination or violation of Environmental laws resulting from the use of any Hazardous Materials at such real property, Borrower shall, at no cost to Lender, investigate and, as appropriate or necessary under the Environmental Laws or as required by federal, state, or local governmental agencies, remediate or correct such Spill, contamination or violation, or defend against liability therefor. So long as Borrower is diligently pursuing such investigation of, remediation of, correction of, or good faith defense against liability for any such Spill, contamination or violation (together "WORK"), Borrower shall be deemed to be in compliance with subsection (a)(i) above. Nothing herein shall relieve Borrower of any other obligations as set forth in this Section. If Lender believes that Borrower has materially failed to conduct the Work, or is not conducting the Work in material compliance with applicable Environmental Laws, Lender may cause such Work to be performed, including taking any and all actions required under applicable Environmental Laws to remedy such Spill, contamination or violation; provided, however, that Lender shall provide Borrower with written notice of Lender's intent to perform such Work or to take such actions thirty (30) days in advance of so doing. However, in the event that such Spill, contamination or violation poses an imminent and substantial danger or threat under applicable Environmental

Laws, Lender may proceed immediately with such Work, but only to the extent necessary to abate such condition. If Borrower notifies Lender within this 30-day period of Borrower's intent to perform such Work and thereafter diligently proceeds to complete the Work as soon as feasible, any alleged failure thereof shall be deemed cured. Borrower shall cooperate in good faith with the performance of the Work by or for Lender, which shall include providing Lender and its representatives access to the real property to perform the Work. Any Work conducted by or for Lender shall be conducted so as not to unreasonably interfere with the normal operations of Borrower on or with respect to the real property. Any amounts paid by Lender as a result thereof, together with interest thereon at the rate set forth in Section 2.6 hereof, shall be immediately due and payable by Borrower and, until paid, shall be added to the Obligation; provided,however, Borrower shall not be liable to Lender for any amounts incurred as the result of contamination caused, contributed to or exacerbated by Lender, its agents, representatives or employees in performing the Work.

       (d) Borrower shall, upon Lender's request, (i) provide Lender with an Environmental Report necessary to meet the Lender's needs from a consultant mutually acceptable to Lender and Borrower, with respect to any Eligible Collateral or any Real Estate submitted to Lender to be added as Eligible Collateral, and (ii) make available to Lender copies of each Environmental Report that Borrower performs internally or commissions from an outside environmental consulting or engineering firm that are not subject to a claim of privilege with respect to any parcel of Real Estate owned, leased or operated by Borrower.

       6.15 STAY, EXECUTION AND USURY LAWS. Borrower covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law, wherever enacted, now or at any time hereafter in force, that may affect its duty to pay the Obligations, and Borrower (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law insofar as such law applies to the Obligations, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to Lender, but will suffer and permit the execution of every such power as though no such law had been enacted.

       6.16 REAL ESTATE SALES FROM AFFILIATES. All transfers of Real Estate to Borrower from Affiliates of Borrower shall be made at Fair Market Value. The amount to be paid to any Affiliate for such Real Estate (or any Affiliate holders of Liens on such Real Estate) shall be the Fair Market Value of such Real Estate reduced by the sum of (a) the amount of Indebtedness paid by Borrower to non-Affiliates at the time of such transfer to release Liens or obtain subordination of Liens on such Real Estate, plus (b) the amount of any Indebtedness which Borrower assumes or subject to which Borrower takes the Real Estate. Except at such times as the amount of Revolving Credit Advances outstanding is zero (during which Borrower may pay cash, at its sole discretion), such amount so determined shall be payable pursuant to a promissory note in the form of EXHIBIT D attached hereto (the "CARRYBACK PURCHASE NOTE"), and secured by Subordinate Liens in form and substance acceptable to Lender. Borrower shall make payments on Carryback Purchase Notes in accordance with terms and a payment schedule approved by Lender. All payments on the Carryback Purchase Notes shall be applied first to interest and then to principal. In any event, all indebtedness under the Carryback Purchase Notes shall be due and payable 30 days following the Termination Date. Notwithstanding the foregoing, no payments shall be made on Carryback Purchase Notes if, at the time of, or after giving effect to such payments,
(i) a Default or Event of Default exists or would exist, or (ii) a Default or Event of Default exists or would exist under the Guaranty (as such terms are defined in the Guaranty). Not later than the date of making any payments under Section 6.16, Borrower shall deliver to Lender a certificate of Borrower in a form satisfactory to Lender stating that such payment is permitted and setting forth the basis upon which the calculations required by the applicable provisions were computed, which calculations may be based upon Borrower's latest available financial statements.

       6.17 SOLVENCY CERTIFICATE OF AFFILIATE. Prior to any transfer of Real Estate to Borrower from an Affiliate of Borrower, Borrower shall deliver to Lender a certificate signed by the chief financial officer of such Affiliate, satisfactory in form and substance to Lender, stating that after giving effect to such transfer, such Affiliate (i) will be solvent, (ii) will have sufficient assets and capital for its business, and (iii) will have the ability to pay its debts as they become due.

7.     NEGATIVE COVENANTS


       Borrower covenants and agrees that, without Lender's prior written consent, from and after the date hereof and until the Termination Date:

       7.1 MERGERS, ETC. Borrower shall not, directly or indirectly, by operation of law or otherwise, merge with, consolidate with, acquire all or substantially all of the assets or capital stock of, or otherwise combine with, any Person or form any new entity.

       7.2 INVESTMENTS; LOANS AND ADVANCES. Except as otherwise provided herein, Borrower shall not make Investments in, (i) an Affiliate or (ii) any other Person; PROVIDED, HOWEVER, that at any time when the amount of Revolving Credit Advances outstanding is zero, Borrower may make Permitted Investments through the Disbursement Account.

       7.3 PAYMENTS TO AFFILIATES. Borrower shall not make any payments whatsoever (whether by loan, dividend, distributions, for the purchase of Real Estate or other property, for services or otherwise) to or on behalf of Affiliates or make any Restricted Payments, except as follows:

            (a)  Payments pursuant to Carryback Purchase Notes;

            (b) Aggregate compensation and distributions to employees and officers (A) not to increase by more than fifteen percent (15%) per year for any employee or officer whose compensation exceeds $100,000; provided further that compensation and distributions to members of the families of Edward F. Havlik and Virgil W. Owings shall be consistent with compensation to employees and officers with similar responsibilities;

         (c) Payments to Guarantor for federal income tax liability of Borrower and Guarantor;

         (d) Payments for stock repurchases from the ESOP as provided under the ESOP;

         (e) Payment of dividends on preferred stock issued by Guarantor in consideration for the transfer to Guarantor of certain land in Kalamazoo, Michigan; provided (i) that such land has been developed, (ii) that such dividends are payable entirely out of cash flow from such land, and (iii) such dividends shall not exceed $108,000 per year; and

         (f) Payments to United Homes, Inc., an Arizona corporation, United Homes of Illinois, Inc., an Illinois corporation, and United Homes of Michigan, Inc., a Michigan corporation, made in the ordinary course of business and for reasonably equivalent value.

    Notwithstanding the foregoing, no payments shall be permitted (i) under
Section 7.3 if, at the time of, or after giving effect to such payments, a Default or Event of Default exists or would exist under this Agreement, or (ii) under Section 7.3 (a) if, at the time of, or after giving effect to such payments, a Default or Event of Default exists or would exist under the Guaranty (as such terms are defined in the Guaranty).

    Not later than the date of making any payments under Section 7.3 (a), Borrower shall deliver to Lender an Officer's Certificate in a form satisfactory to Lender stating that such payment is permitted and setting forth the basis upon which the calculations required by the applicable provisions were computed, which calculations may be based upon Borrower's latest available financial statements.

    7.4  INDEBTEDNESS.  Except as otherwise expressly permitted by this
Section 7.4 or by any other section of this Agreement, Borrower shall not create, incur, assume or permit to exist any Indebtedness of it on any date, whether recourse or non-recourse, and whether superior or junior, resulting from borrowings, loans, advances or the granting of credit, whether secured or unsecured, unless, after giving effect thereto, the aggregate amount of Other Indebtedness outstanding on such date plus the outstanding Revolving Credit Advances on such date is $55,000,000 or less.

    7.5 RELEASE OR SUBORDINATION OF PERMITTED ENCUMBRANCES. Borrower shall not use any monies advanced by Lender to obtain a release or a subordination of any Permitted Encumbrance in an amount greater than the actual amount required to be paid by Borrower to obtain such release or subordination.

    7.6 CAPITAL STRUCTURE. Borrower shall not make any changes in its capital structure (including, without limitation, in the terms of its outstanding Stock), amend its certificate of incorporation or by-laws, make any changes in any of its business objectives, purposes, or operations which could reasonably be expected to adversely affect the repayment of the obligations or have a Material Adverse Effect. Borrower shall not issue any Stock.

    7.7 MAINTENANCE OF BUSINESS. Borrower shall not engage in any business other than the business currently engaged in by Borrower.

    7.8 TRANSACTIONS WITH AFFILIATES. Except for those transactions described on Schedule 7.8 attached hereto, Borrower shall not enter into or be a party to any transaction with any Affiliate of Borrower except in the ordinary course of, and pursuant to the reasonable requirements of, Borrower's business and upon fair and reasonable terms that are fully disclosed to Lender and are no less favorable to Borrower than Borrower would obtain in a comparable arm's length transaction with a Person not an Affiliate of Borrower.

    7.9 GUARANTEED INDEBTEDNESS. Borrower shall not create, incur, assume or permit to exist any Guaranteed Indebtedness except (i) by endorsement of instruments or items of payment for deposit to the general account of Borrower, and (ii) for Guaranteed Indebtedness incurred for the benefit of Borrower, if the primary obligation is permitted by this Agreement.

    7.10 LIENS. Borrower shall not create or permit any Lien on any of its properties or assets except:

         (a) presently existing or hereinafter created Liens in favor of Lender; and

         (b) Permitted Encumbrances.

    7.11 CAPITAL EXPENDITURES. Borrower shall not make Consolidated Capital Expenditures that, in the aggregate, exceed $200,000 in any Fiscal Year.

    7.12 SALE OF ASSETS. Borrower shall not sell, transfer, convey or otherwise dispose of any assets or properties or engage in any sale-leasebacks or similar transactions involving such assets or properties (collectively referred to as "DISPOSITIONS"), provided, however, that the foregoing shall not prohibit (i) dispositions in the ordinary course of Borrower's business, (ii) dispositions resulting from any casualty or condemnation of assets or properties, (iii) dispositions of those assets and properties listed on Schedule 7.12, or (iv) dispositions of assets or properties out of the ordinary course of Borrower's business at the Fair Market Value of such assets or properties.

    7.13 CANCELLATION OF INDEBTEDNESS. Borrower shall not cancel any claim or debt owing to it, except for commercially reasonable consideration and in the ordinary course of business (other than settlement of intercompany accounts due from Borrower).


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

    7.14 HEDGING TRANSACTIONS. Borrower shall not engage in any speculative interest rate hedging swaps, caps or similar transaction.

    7.15 RESTRICTED PAYMENTS. Borrower shall not make any Restricted Payments, except to the extent such payments are permitted pursuant to
Section 7.3.

    7.16 COMPENSATION AND MANAGEMENT. Borrower, together with Guarantors, shall not pay Compensation to any relatives of Edward F. Havlik and Virgil W. Owings (including relatives by marriage) except those listed on Schedule 7.16, in an amount in excess of $100,000 per year.

    7.17 ERISA. Borrower shall not, and shall not permit any ERISA Affiliate to, directly or indirectly, establish, maintain or become obligated to contribute to any Pension Plan, Title IV Plan, Multiemployer Plan or Retiree Welfare Plan. Borrower shall not establish, maintain or become obligated to contribute to any new Welfare Plan or modify any existing Welfare Plan for retirees, which would result in the present value of future liabilities under any such plans to increase. Borrower shall not, directly or indirectly, and shall not permit any ERISA Affiliate to (a) satisfy any liability under any Qualified Plan by purchasing annuities from an insurance company, or (b) invest the assets of any Qualified Plan with an insurance company, unless, in each case, such insurance company is rated AA by Standard & Poor's Corporation and the equivalent by each other nationally recognized rating agency at the time of the investment.

    7.18 PREPAYMENT OF INDEBTEDNESS. Except for prepayments in connection with Permitted Refinancing Indebtedness, Borrower shall not make any prepayment of principal or interest except prior to the date of the First Revolving Credit Advance or as permitted in Sections 2.2 or 2.3 hereof, on account of any Indebtedness of Borrower in excess of $100,000 in the aggregate in any one calendar year.

    7.19 VENDOR NOTES. Borrower shall not enter into any agreement or arrangement with any vendor to pay for any services or materials provided with respect to any Eligible Collateral on terms other than normal trade credit customarily obtained by Borrower and in no case shall Borrower issue any note for any such obligation or agree to pay any vendor on the sale of Eligible Collateral.

    7.20 ESOP. Borrower shall not amend or permit the amendment of the ESOP without the prior written consent of Lender.

8.  TERM

    8.1 TERMINATION. Subject to the provisions of Section 2 hereof, the financing arrangement contemplated hereby in respect of the Loan shall be in effect until the Commitment Termination Date.


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

    8.2 SURVIVAL OF OBLIGATIONS UPON TERMINATION OF FINANCING ARRANGEMENT. Except as otherwise expressly provided for in the Loan Documents, no termination or cancellation (regardless of cause or procedure) of any financing arrangement under this Agreement shall in any way affect or impair the obligations, duties, or liabilities of Borrower or the rights and powers of Lender relating to any transaction or event occurring prior to such termination. Except as otherwise expressly provided herein or in any other Loan Document, all of Borrower's undertakings, agreements, covenants, warranties and representations contained in the Loan Documents shall survive (with respect to representations and warranties as of the date made or deemed made only) such termination or cancellation and shall continue in full force and effect until all of the obligations have been paid in full in accordance with the terms of the agreements creating such obligations, at which time the same shall terminate.

9.  EVENTS OF DEFAULT;  RIGHTS AND REMEDIES

    9.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute an "EVENT OF DEFAULT" hereunder;

         (a) Borrower shall fail to make any payment of principal of, or interest on or any other amount owing in respect of, the Loan or any of the other Obligations when due and payable or declared due and payable, except that with respect to expenses payable under this Agreement, or other Obligations owing under any Loan Document other than this Agreement, such failure shall have remained unremedied for five (5) days after Borrower has received notice of such failure from Lender.

         (b) Borrower shall fail to perform or observe any of the covenants contained in Articles 5 or 7 of this Agreement.

         (c) Guarantor shall fail to perform or observe any of the covenants contained in the Guaranty.

         (d) Borrower or Guarantor shall contest the validity or priority of any Lien created under the Collateral Documents.

         (e) Borrower shall fail to perform or observe any of the covenants contained in Sections 6.3, 7.2, 7.3, 7.4, 7.9, 7.10, 7.11 or 7.12 of this
Agreement (each a "FINANCIAL COVENANT"). Borrower shall be unable to demonstrate that it has complied with such Financial Covenant as of no later than the end of the second succeeding quarterly period.

         (f) Borrower shall fail or neglect to perform, keep or observe any other provision of this Agreement or of any of the other Loan Documents, and the same shall remain unremedied for a period ending on the first to occur of ten
(10) days after Borrower shall receive written notice of any such failure from any Lender or twenty (20) days after Borrower shall become aware thereof.


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

         (g) Any representation or warranty herein or in any Loan Document or in any other written statement pursuant thereto or hereto, report, financial statement or certificate made or delivered to Lender by Borrower shall be untrue or incorrect in any material respect, as of the date when made or deemed made (including those made or deemed made pursuant to Section 3.2).

         (h) Any other event or condition shall have occurred which would have a Material Adverse Effect and Lender shall have given Borrower at least five (5) days' notice thereof.

         (i) A Change of Control, to which Lender has not consented, shall have occurred.

         (j) Edward F. Havlik or Virgil W. Owings shall cease for any reason to serve actively in such capacity as he serves as of the date hereof (except that it is understood that Edward F. Havlik is serving as chief executive officer of United Homes of Illinois, Inc. on an-interim basis only) and the responsibilities formerly held by Edward F. Havlik or Virgil W. Owings to cease to so serve, as the case may be, shall not be assumed by one or more individuals reasonably acceptable to Lender, in the exercise of its discretion.

         (k) With respect to any Plan, (i) a prohibited transaction with the meaning of Section 4975 of the IRC or Section 406 of ERISA occurs which in the reasonable determination of the Lender could result in direct or indirect liability to the Borrower, (ii) with respect to any Qualified Plan, the Borrower or any ERISA Affiliate shall incur an accumulated funding deficiency or request a funding waiver from the IRS; provided, however, that the events listed in clauses (i) and (ii) hereof shall constitute Events of Default only if the liability, deficiency or waiver request of Borrower or any ERISA Affiliate, whether or not assessed, would have Material Adverse Effect.

         (l) Any material provision of any Collateral Document or the Guaranty, after delivery thereof pursuant to Section 3.1, shall for any reason cease to be valid or enforceable in accordance with its terms, or any Lien created under any Collateral Document shall cease to be a valid and perfected first priority Lien (except as otherwise stated therein and except for Ordinary Course Liens) in any of the Collateral purported to be covered thereby and aggregate value of all such Collateral on which Lender's Lien is so adversely affected exceeds $50,000 at any one time.

         (m) A default other than those defaults existing as of the date hereof and specified on Schedule 4.8 shall occur under any other agreement, document or instrument to which Borrower is a party or by which Borrower or Borrower's property is bound, and such default (i) involves the failure to make any payment (whether of principal, interest or otherwise) due within the grace period provided for in such agreement, document or instrument (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) in respect of an Indebtedness of Borrower in an aggregate amount exceeding

$50,000 (which failure continues beyond any applicable grace period), or (ii) causes Indebtedness of Borrower or a portion thereof in an aggregate amount exceeding $200,000, to become due prior to its stated maturity or prior to its regularly scheduled dates of payment.

         (n) Any of the Collateral (other than the DE MINIMIS amount thereof) subject to any seizure or attachment, or other legal proceedings.

         (o) A judgment shall be entered against Borrower or Guarantor in an amount in excess of $100,000 and such judgment shall become final.

         (p) Borrower shall (i) file a petition seeking relief under the Bankruptcy Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of Borrower or of any substantial part of its properties or (iii) take any corporate action in furtherance of any such action.

         (q) There shall exist outstanding "stop notices" not fully bonded within 10 days of issuance in excess of $50,000, in the aggregate.

         Lender shall have no obligation to make Revolving Credit Advances during any cure period afforded Borrower in this Section 9.1 until Borrower cures the Default.

    9.2 REMEDIES. If any Event of Default shall have occurred and be continuing, Lender may, without notice, (i) terminate this facility with respect to further Revolving Credit Advances whereupon no Revolving Credit Advances may be made or incurred hereunder, (ii) declare all Obligations to be due and payable, whereupon all obligations shall become and be due and payable, without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Borrower and/or (iii) exercise all rights and remedies allowed by applicable laws of the United States and of any state thereof, including, without limitation, the Code; provided, however, upon the occurrence of an Event of Default specified in Sections 9.1(m) or (n) hereof, the Obligations shall become due and payable without declaration, notice or demand by Lender.

    9.3 WAIVERS BY BORROWER. Except as otherwise provided for in this Agreement and applicable law, Borrower waives (i) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Lender or any Assignee Lender on which Borrower may in any way be liable and hereby ratifies and confirms whatever Lender or any Assignee Lender may do in this regard, (ii) all rights to notice and a hearing prior to Lender's taking


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

possession or control of, or to Lender's replevy, attachment or levy upon, the Collateral or any bond or security which might be required by any court prior to allowing Lender to exercise any of its remedies, and (iii) the benefit of all valuation, appraisal and exemption laws. Borrower acknowledges that it has been advised by counsel of its choice with respect to this Agreement, the other Loan Documents and the transactions evidenced by this Agreement and the other Loan Documents.

    9.4 RIGHT OF SET-OFF. Upon the occurrence and during the continuance of any Event of Default, Lender and each Assignee Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held after crediting other indebtedness or amounts of any kind at any time owing by Lender or such Assignee Lender to or for the credit or the account of Borrower against any and all of the Obligations of Borrower now or hereafter existing under this Agreement, and the Note held by Lender or such Assignee Lender, irrespective of whether or not Lender or such Assignee Lender shall have made any demand under this Agreement or the Note and although such obligations may be unmatured.

10.  MISCELLANEOUS

    10.1  COMPLETE AGREEMENT: MODIFICATION OF AGREEMENT: SALE OF INTEREST.
The Loan Documents constitute the complete agreement between the parties with respect to the subject matter hereof and may not be modified, altered or amended except by an agreement in writing signed by Borrower and Lender. Borrower may not sell, assign or transfer any of the Loan Documents or any portion thereof, including, without limitation, Borrower's rights, title, interests, remedies, powers and duties hereunder or thereunder. Lender and each Assignee Lender may undertake the sale of participations, assignment, transfer or other disposition, at any time or times, of any of the Loan Documents or of any portion thereof or interest therein, including, without limitation, Lender's and each Assignee Lender's rights, title, interests, remedies, powers or duties thereunder, whether evidenced by a writing or not and the sale, assignment, transfer or other disposition of all or a portion of the Loan; provided, that (i) neither Lendernor any Assignee Lender shall transfer any interest under this Agreement or in or to the Obligations to any Person that is not (a) a United States resident or citizen or a corporation or partnership formed under the laws of the United States or any of the states and (b) subject to United States taxation with respect to the payments received hereunder and (ii) Lender shall, at all times, retain whatever interest may be necessary in order to give Lender the sole right to grant waivers or consents, declare Events of Default or exercise remedies under any of the Loan Documents. Borrower agrees that it will use its best efforts to assist and cooperate with Lender in any manner reasonably requested by Lender to effect the sale of participations in or assignments of any of the Loan Documents or of any portion thereof or interest therein, including, without limitation, assistance in the preparation of appropriate disclosure documents or placement memoranda.


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

    If Lender or any Assignee Lender assigns or otherwise transfers all or any part of the Note, Borrower shall, upon the request of Lender or such Assignee Lender, issue one or more new Notes, as the case may be, to effectuate such assignment or transfer.

    Lender may sell, assign, transfer or negotiate to one or more other lenders, commercial banks, insurance companies or other financial institutions all or a portion of the rights and obligations under the Note and this Agreement.

    No amendment or waiver of any provision of this Agreement or the Note or any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by Lender and all Assignee Lenders affected thereby do any of the following: (i) increase the Maximum Loan or subject the Lender or any Assignee Lender to any additional obligations, (ii) reduce the principal of, or interest on, the Note or other amounts payable hereunder other than those payable only to Lender which may be reduced by Lender unilaterally, (iii) postpone any date fixed for any payment of principal of, or interest on, the Note or other amounts payable hereunder, other than those payable only to Lender which may be postponed by Lender unilaterally,
(iv) change the aggregate unpaid principal amount of the Note, or the number of Lenders and Assignee Lenders which shall be required for the Lenders and Assignee Lenders or any of them to take any action hereunder, (v) release or discharge any Person liable for the performance of any obligations of any Loan Party hereunder or under any of the Loan Documents, or (vi) amend this Section 10.1; and provided, further, however, that no amendment, waiver or consent shall, unless in writing and signed by all Lenders holding an interest in the Note, increase the Maximum Loan; and provided, further, however, that no amendment, waiver or consent shall, unless in writing and signed by Lender, affect the rights or duties of the Lender under this Agreement, the Note or any Loan Document.

    10.2 FEES AND EXPENSES. Borrower shall, upon execution of this Agreement, and thereafter pay all reasonable out-of-pocket expenses of Lender in connection with the preparation of the Loan Documents (including the reasonable fees and expenses of all of its counsel and advisors retained in connection with the Loan Documents and the transactions contemplated thereby and advice in connection therewith). If, at any time or times, regardless of the existence of an Event of Default (except with respect to subparagraphs (iv) and (v), which shall be subject to an Event of Default having occurred and being continuing), Lender (or in the case of subparagraphs (iv) and (v) below, any Assignee Lender) shall employ counsel or other advisors for advice or other representation or shall incur reasonable legal or other costs and expenses in connection with:

         (i) any sale of participations, assignment, transfer or other disposition of Lender's interest in the Loan or any of the Loan Documents or any portion thereof, but only as to one-half of any such expenses;

         (ii) any amendment, interpretation of, modification or waiver, or consent with respect to, any of the Loan Documents or advice in connection with the administration of the Loans made pursuant hereto or its rights hereunder or thereunder;

        (iii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Lender or any Assignee Lender, Borrower or any other Person) in any way relating to the Collateral, any of the Loan Documents or any other agreements to be executed or delivered in connection herewith;

         (iv) any attempt to enforce any rights of Lender or any Assignee Lender against Borrower or any other Person, that may be obligated to Lender by virtue of any of the Loan Documents;

         (v) any attempt to verify, protect, value, collect, sell, liquidate or otherwise dispose of the Collateral;

then, and in any such event, the attorneys' and other parties' fees arising from such services, including those of any appellate proceedings, and all expenses, costs, charges and other fees incurred by such counsel and others in any way or respect arising in connection with or relating to any of the events or actions described in this Section shall be payable, on demand, by Borrower to Lender
(or as provided above to an Assignee Lender) and shall be additional obligations secured under this Agreement and the other Loan Documents; provided, however, the (a) so long as no Event of Default exists, Borrower shall be responsible for fees, expenses, costs, charges and other fees incurred with respect to subparagraph (ii) above only if Borrower shall have consented to paying for such matters in advance and (b) in any direct action between Borrower and Lender pursuant to subparagraph (iii) or (iv) above, all fees, expenses (including, without limitation, all reasonable attorneys' fees and expenses), costs and charges of the prevailing party (who shall be deemed to be the party who obtains substantially the relief sought by such party, whether by settlement, compromise or judgment) shall be paid by the nonprevailing party. Without limiting the generality of the foregoing, such reasonable expenses, costs, charges and fees may include: appraisers, liquidators, paralegal fees, costs and expenses; accountants' and investment bankers' fees, costs and expenses; photocopying and duplicating expenses; long distance telephone charges; air express charges; telegram charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection with the performance of such legal services.

    10.3 NO WAIVER LENDER. Lender's or any Assignee Lender's failure, at any time or times, to require strict performance by any Loan Party of any provision of this Agreement and any of the other Loan Documents shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Lender or Assignee Lender of an Event of Default by any Loan Party under the Loan Documents shall not suspend, waive or affect any other Event of Default by any Loan Party under this Agreement and any of the other Loan Documents whether the same is prior or


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

subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of any Loan Party contained in this Agreement or any of the other Loan Documents and no Event of Default by Borrower under this Agreement and no defaults by any Loan Party under any of the other Loan Documents shall be deemed to have been suspended or waived by Lender or Assignee Lender, unless such suspension or waiver is by an instrument in writing signed by an officer of Lender and directed to such Loan Party specifying such suspension or waiver.

    10.4 REMEDIES. Lender's and each Assignee Lender's rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies which Lender and Assignee Lenders may have under any other agreement, including without limitation, the Loan Documents, by operation of law or otherwise. Recourse to the Collateral prior to the exercise of other remedies shall not be required.

    10.5 WAIVER OF JURY TRIAL. The parties hereto waive all right to trial by jury in any action or proceeding to enforce or defend any rights under the Loan Documents.

    10.6 SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

    10.7 PARTIES. This Agreement and the other Loan Documents shall be binding upon, and inure to the benefit of, the successors of Borrower, Lender and any Assignee Lender and the assigns, transferees and endorsees of Lender and any Assignee Lender.

    10.8 CONFLICT OF TERMS. Except as otherwise provided in this Agreement or any of the other Loan Documents by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

    10.9 AUTHORIZED SIGNATURE. Until Lender shall be notified by Borrower to the contrary, the signature upon any document or instrument delivered pursuant hereto of an officer of Borrower listed in Schedule 10.9 hereto shall bind Borrower and be deemed to be the act of Borrower affixed pursuant to and in accordance with resolutions duly adopted by Borrower's Board of Directors.

    10.10 GOVERNING LAW. Except as otherwise expressly provided in any of the Loan Documents, in all respects, including all matters of construction, validity and performance, this Agreement and the Obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America. Lender, each Assignee Lender and Borrower agree to submit to personal jurisdiction and to waive any objection as to venue in the County of Cook, State of Illinois. Service of process on Borrower, Lender or any Assignee Lender in any action arising out of or relating to any of the Loan Documents shall be effective if mailed to such party at the address listed in Section 10.11 hereof. Nothing herein shall preclude Lender, any Assignee Lender or Borrower from bringing suit or taking other legal action in any other jurisdiction.

    10.11 NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another or whenever any of the parties desires to give or serve upon another any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or by registered or certified mail, return receipt requested, postage prepaid, or telecopied and confirmed by telecopy answerback addressed as follows:

         (a)  If to Lender at

                        Genel Company, Inc.
                        c/o General Electric Capital Corporation
                        13455 Noel Road
                        Suite 1750
                        Two Galleria Tower, LB24
                        Dallas, Texas 75240
                        Attention: Investment Manager
                        Telecopy No.: (214)788-1775

              With copies to:

                        General Electric Capital Corporation
                        292 Long Ridge Road
                        Stanford, Connecticut 06902
                        Attention: Counsel, Commercial Real Estate Financing Telecopy No.: (203)357-6768

              and

                        Vinson & Elkins L.L.P
                        2001 Ross Avenue, Suite 3700
                        Dallas, Texas 75201-2975
                        Attention: Michael R. Boulden, Esq.
                        Telecopy No.: (214) 220-7716


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

         (b)  If to Borrower, at

                        United Homes, Inc.
                        2100 Golf Road, Suite 110
                        Rolling Meadows, Illinois 60008-4240
                        Attention:   Mr. Edward F. Havlik
                        Telecopy No.: (708) 427-2450

              With copies to:

                        Shefsky & Froelich, Ltd.
                        444 N. Michigan Avenue
                        Chicago, Illinois 60611
                        Attention:   David L. Feltman
                        Telecopy No.: (312) 527-9285

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

    10.12 SURVIVAL. The representations and warranties of Borrower in this Agreement shall survive the execution, delivery and acceptance hereof by the parties hereto and the closing of the transactions described herein or related hereto.

    10.13 SECTION TITLES. The Section titles and Table of Contents contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

    10.14 COUNTERPARTS. This Agreement may be signed in more than one (1) counterpart, each of which shall be considered an original and all of which together shall constitute one agreement.

    10.15 TRANSFER OF NOTE AND LIENS. Lender may transfer the Note and the Liens securing the same at any time without notice to or consent by Borrower.


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

    10.16 JOINT AND SEVERAL LIABILITY. If Borrower consists of more than one person or entity, each shall be jointly and severally liable to Lender for the full and faithful performance of all obligations contemplated by this Agreement.

    10.17 NO ORAL AGREEMENTS. THIS WRITTEN LOAN AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY, NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

    IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.


                                  "Borrower"

                                  UNITED HOMES, INC., an Illinois corporation,


                                  By:/s/ William J Crock
                                    ------------------------------------------
                                         William J Crock, Secretary





                                  "Lender"

                                  GENEL COMPANY, INC., an Oregon corporation


                                  By:/s/ Mark T. LaCourse,
                                    ------------------------------------------
                                         Mark T. LaCourse, Attorney-in-Fact

                                      EXHIBIT A


                                     FORM OF NOTE

$25,000,000.00                                             Chicago, Illinois
                                                           May ____, 1995



    FOR VALUE RECEIVED, the undersigned, UNITED HOMES, INC., an Illinois corporation ("BORROWER") hereby PROMISES TO PAY to the order of GENEL COMPANY, INC., an Oregon corporation ("LENDER") or its assigns, at 13455 Noel Road, Suite 1750, Dallas, Texas 75240 or at such other place as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of TWENTY-FIVE MILLION DOLLARS ($25,000,000), or such lesser principal amount of the Loan (as hereinafter defined) as may be outstanding pursuant to the Credit Agreement
(as hereinafter defined), together with interest on the unpaid principal amount of this Note outstanding from time to time from the date hereof at the rate or rates provided in the Credit Agreement.

    This Note is issued pursuant to that certain Revolving Credit Agreement dated as of May___,1995 between Borrower and Lender (the "CREDIT AGREEMENT") is referred to as the Note in the Credit Agreement and is entitled to the benefit and security of the Loan Documents provided for therein, to which reference is hereby made for a statement of all of the terms and conditions under which the loan evidenced hereby is made. All capitalized terms, unless otherwise defined herein, shall have the meanings ascribed to them in the Credit Agreement.

    The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Credit Agreement.

    If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the applicable rate during such extension.

    If any payment of principal or interest, or any amount due under the Credit Agreement or the other Loan Documents is not timely made and remains overdue and payable after the expiration of any applicable cure period, interest shall thereafter accrue on the principal amount at the Default Rate until such amounts are paid. On the occurrence of an Event of Default (inclusive of any cure periods with respect thereto) under the terms of any Loan Document, Borrower, without notice or demand by Lender, shall thereafter pay interest at the Default Rate until the Event of Default is cured. Borrower recognizes that its default in making payments as provided herein or in the Credit Agreement as agreed to be paid when due, or otherwise causing an Event of Default to occur hereunder or under any other Loan Document, will require Lender to incur additional expense in servicing the Loan, in loss to Lender of the use of the money due and in frustration to Lender in meeting its other financial and loan commitments and that damages caused thereby would be extremely difficult and impractical to ascertain. Borrower agrees that an amount equal to the accrual of interest at the Default Rate is a reasonable estimate of the damage to Lender in the event of late payment and that the accrual of interest at the Default Rate following any other default is a reasonable estimate of the damage to Lender in the event of such other default, regardless of whether there has been an acceleration of the Loan. Nothing in this paragraph shall be construed as an obligation on the part of Lender to accept, at any time, less than the full amount then due hereunder, or as a waiver or limitation of Lender's rights to compel prompt performances.

    During the continuance of an Event of Default, this Note may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

    Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

    This Note has been executed, delivered and accepted at Chicago, Illinois and shall be interpreted, governed by and construed in accordance with, the laws of the State or Illinois.


                                  UNITED HOMES, INC., an Illinois corporation,



                                  By:
                                      -----------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------

                                      EXHIBIT B

                          NOTICE OF REVOLVING CREDIT ADVANCE

                                        [Date]

Genel Company, Inc.
c/o General Electric Capital Corporation
13455 Noel Road, Suite 1750
One Galleria Tower, LB 24
Dallas, Texas  75240
Attention:  Investment Manager

Ladies and Gentlemen:

    The undersigned, United Homes, Inc., an Illinois corporation ("BORROWER"), refers to that certain Revolving Credit Agreement, dated as of May___, 1995 (as amended or modified, the "CREDIT AGREEMENT", the terms defined therein being used herein as therein defined), between Borrower and Genel Company, Inc. and hereby gives you notice, irrevocably, pursuant to
Section 2.1 of the Credit Agreement, that the undersigned hereby requests a Revolving Credit Advance under the Credit Agreement, and in that connection sets forth below the information relating to such Revolving Credit Advance as required by Section 2.1(c) of the Credit Agreement:

         (i) The date of the requested Revolving Credit Advance shall be _________, 199__.

         (ii) The aggregate amount of the requested Revolving Credit Advance is $__________.

    The undersigned hereby certifies that the statements contained in Section
3.2 of the Credit Agreement are true on the date hereof, and will be true on the date of the requested Revolving Credit Advance before and after giving effect thereto and to the application of the proceeds therefrom.

                                  "Borrower"
                                  UNITED HOMES, INC., an Illinois corporation


                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------

                                                                       EXHIBIT C

                                     May __, 1995

VIA CERTIFIED MAIL RECEIPT
NO._______________________
[Name of Bank]
[Address]

    Re:  United Homes, Inc. - Concentration Account Number ___________

Dear Bank Officer:

    Please be advised that, pursuant to that certain Revolving Credit Agreement (the "AGREEMENT") dated as of May __, 1995, between United Homes, Inc. ("BORROWER"), and Genel Company, Inc. ("LENDER"), Borrower has agreed to deposit certain proceeds in the above-referenced account (the "CONCENTRATION ACCOUNT"), in which security interests have also been granted to Lender.

    You are hereby irrevocably directed to transfer, by wire, on each day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the States of Illinois or New York, all collected and available funds on deposit in the Concentration Account to Bankers Trust Company account number _______ in the name of GECC/RCL United, ABA No. 021 001 033 (the "DEPOSITORY ACCOUNT"). You are further directed that any funds remaining in the Concentration Account after the daily transfer to the Depository Account shall be invested overnight in government securities or federal funds. Except as set forth in the two immediately preceding sentences, you are hereby further directed not to transfer any other funds, and not to allow any other withdrawals, from the Concentration Account, except, in either case, pursuant to written instructions received by you from both Lender and Borrower, jointly.

    [NAME OF BANK] (i) confirms that it is not the holder of any pledge or assignment of the Concentration Account and has received no notice of any other pledge or assignment of the Concentration Account and (ii) acknowledges and agrees that any right of offset or claim that it may have against the Concentration Account or any funds, cash, instruments or securities now or hereafter deposited therein shall be subject, junior and subordinate to

------------------------
[Name of Bank]
May __, 1995
Page 2


the interest of Lender in the Concentration Account and all funds, cash, instruments or securities now or hereafter deposited therein.

    Please acknowledge your receipt of this letter and your agreement to its terms by executing this letter in the space provided below and returning an executed copy by facsimile to Lender at fascimile number (214) 788-1775 Attn:
Investment Manager.

                                  Very truly yours,

                                  UNITED HOMES, INC., an Illinois corporation


                                  By:
                                     ----------------------------------------
                                  Name:
                                       --------------------------------------
                                  Title:
                                        -------------------------------------


                                  GENEL COMPANY, INC., an Oregon corporation



                                  By:
                                     ----------------------------------------
                                       Name:
                                            ---------------------------------
                                       Title:
                                             --------------------------------

Agreed and Acknowledged:

[NAME OF COLLECTION ACCOUNT BANK]

By:
   --------------------------------
Name:
     ------------------------------
Title:
     -----------------------------

                                                                       EXHIBIT D

                           FORM OF CARRYBACK PURCHASE NOTE

$___________                                                 _________,Illinois
                                                       __________ _____, 199___


    FOR VALUE RECEIVED, the undersigned, UNITED HOMES, INC., an Illinois corporation, and (hereinafter collectively referred to as "MAKER") hereby PROMISES TO PAY to the order of [___________, a ____________] ("HOLDER") or its registered assigns, at _________________or at such other place as Holder may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of [AMOUNT IN DOLLARS] ($_______________), together with interest on the unpaid principal amount of this Note outstanding from time to time from the date hereof at the rate equal to the Index Rate plus _____ percent (___%) per annum, calculated on the basis of the actual number of days elapsed and on the basis of a 365 day year. This
Note is one of the notes referred to as the "CARRYBACK PURCHASE NOTES" in that certain Revolving Credit Agreement dated as of May ___, 1995 between Maker and General Electric Capital Corporation (as amended or otherwise modified from time to time, the "CREDIT AGREEMENT"). All capitalized terms, unless otherwise defined herein, shall have the meanings ascribed to them in the Credit Agreement.

    Payments of all indebtedness due under this Note shall be due and payable 30 days following the Termination Date; provided, however, that Maker may elect to prepay at any time any portion of indebtedness due under this Note without premium or penalty. To the extent Maker elects to make payments on an earlier date, Maker shall only be entitled to make payments upon such terms and conditions as set forth in the Credit Agreement.

    If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day.

    This Note has been executed, delivered and accepted at Chicago, Illinois and shall be interpreted, governed by and construed in accordance with, the laws of the State of Illinois.



                                  UNITED HOMES, INC., an Illinois corporation


                                  By:
                                     ----------------------------------------
                                  Name:
                                       --------------------------------------
                                  Title:
                                        -------------------------------------

Accepted and acknowledged by:

GENEL COMPANY, INC., any Oregon corporation

By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                     SCHEDULE 1.1


    "BORROWING BASE" shall mean all Eligible Collateral that Lender has not rejected in its sole discretion as constituting a portion of the Borrowing Base and with respect to which (a) Lender has a first priority Lien perfected as contemplated by the terms of this Agreement, subject only to Liens specifically approved in writing by Lender; (b) Lender has received a binding mortgagee's policy of title insurance on ALTA Form B (1970) (or equivalent) and otherwise in form and content satisfactory to Lender, to be obtained at Borrower's expense, insuring that the Lien of the Collateral Documents constitutes a valid Lien encumbering the Real Estate, free and clear of all defects and encumbrances (including any mechanics' liens claims, whether recorded or unrecorded) except for such other Liens as Lender shall approve and naming Lender as insured, issued by a nationally recognized title insurance company acceptable to Lender, with no exceptions or exclusions other than as may be approved by Lender (together with legible copies of all permitted title exceptions), and in an amount not less than the Market Value with the total amount of the title policies to be issued in Lender's favor to be in a maximum aggregate amount equal to the maximum principal amount of $25,000,000. Each title policy shall include such affirmative insurance as Lender may require and shall be in form and substance satisfactory to Lender's legal counsel. The title insurance policy shall be reinsured with such title companies, in such amounts and in such manner and form as shall be acceptable to Lender. In the event that a Lien is filed against any Eligible Collateral subsequent to its admission to the Borrowing Base (whether or not such Lien is subordinate to the Lien perfected by Lender as contemplated by this Agreement), in addition to all other rights and remedies that Lender may have under this Agreement or the other Loan Documents, Lender shall be entitled, in its sole discretion, to remove the Eligible Collateral affected by such Lien from the Borrowing Base, effective immediately.


                                        1.1-1

                                   SCHEDULE 2.9(a)

                                CONCENTRATION ACCOUNT

--------------------------------------------------------------------------------

                                      ACCOUNT                   ACCOUNT
         BANK                          NAME                      NUMBER
--------------------------------------------------------------------------------
AMERICAN NATIONAL BANK            United Homes, Inc.
    AND TRUST COMPANY OF
    CHICAGO
33 North LaSalle Street
Chicago, Illinois  60690
--------------------------------------------------------------------------------

                                   SCHEDULE 2.9(b)

                                DISBURSEMENT ACCOUNTS

--------------------------------------------------------------------------------

                                      ACCOUNT                   ACCOUNT
         BANK                          NAME                      NUMBER
--------------------------------------------------------------------------------
AMERICAN NATIONAL                 United Homes, Inc.
BANK AND TRUST
COMPANY OF CHICAGO
33 North LaSalle Street
Chicago, Illinois  60690
--------------------------------------------------------------------------------
BYRON CENTER STATE                United Homes, Inc.
BANK
2445-84th S.W.
Byron Center, Michigan  49315
--------------------------------------------------------------------------------
BANK OF AMERICA                   United Homes, Inc.
P.O. Box 1165
Carefree, Arizona  85377
--------------------------------------------------------------------------------

                                     SCHEDULE 4.2

                                  EXECUTIVE OFFICES

Illinois:                              2100 Golf Road
                                       Rolling Meadows, Illinois 60008

Michigan:                              4525 Broadmoor
                                       Grand Rapids, Michigan 49512

Arizona:                               3260 North Hayden
                                       Scottsdale, Arizona 85251

                                     SCHEDULE 4.3

                              SUBSIDIARIES AND GUARANTOR

              United Homes, Inc., an Arizona corporation
              United Homes of Illinois, Inc., an Illinois corporation
              United Homes of Michigan, Inc., a Michigan corporation
              United Development Management Company, an Illinois corporation

                                   SCHEDULE 4.5(d)

               MATERIAL ADVERSE CHANGES AND STOCK RELATED TRANSACTIONS
                               SINCE FEBRUARY 28, 1995

                                         None

                               SCHEDULE 4.7(a)

                         ENCUMBRANCES ON REAL ESTATE

                 To be attached from Title Commitments

                               SCHEDULE 4.7(b)

                           RIGHTS OF FIRST REFUSAL

                                     None

                               SCHEDULE 4.7(d)

               PENDING OR THREATENED CONDEMNATION PROCEEDINGS

                                     None

                               SCHEDULE 4.7(e)

                      CASUALTY AND FLOOD HAZARD AREA

                                    None

                                 SCHEDULE 4.8

                                   DEFAULTS

                                     None

                                SCHEDULE 4.11

                                OTHER VENTURES

             PARTNERSHIP:

                            The Gilberts Associates United Partnership
                            The Williams Glens Partnership
                            United/RBG II L.P.
                            The Red Dog Ranch Limited Partnership

                               SCHEDULE 4.14

                                TAX MATTERS

                              Nothing Pending

                               SCHEDULE 4.15

                                   ERISA

                                   None

                               SCHEDULE 4.16

                                 LITIGATION

                               SCHEDULE 4.18

                            OUTSTANDING OPTIONS

                                   None

                               SCHEDULE 4.19

                            EMPLOYMENT MATTERS

                                   None

                               SCHEDULE 4.20

                           PATENTS AND TRADEMARKS

                                    None

                                SCHEDULE 4.23

                           MATERIAL ADVERSE EFFECT

                                    None

                                SCHEDULE 4.24

                            ENVIRONMENTAL MATTERS

                                    None

                               SCHEDULE 5.1(f)

                              OPERATING REPORTS


                 Audited financial statement as of September 30, 1994

                 Unaudited financial as of February 28, 1995

                                   SCHEDULE 6.7

                                    INSURANCE

             Certificate of Insurance dated May 12, 1995, from Arthur
             J. Gallagher & Co.

                                  [describe insurance]

                CERTIFICATE OF INSURANCE                            ISSUE DATE
                                                                    //05/23/95

PRODUCER                              THE CERTIFICATE IS ISSUED AS A MATTER
ARTHUR J. GALLAGHER & CO              OF INFORMATION ONLY AND CONFERS NO RIGHTS
ATTN: MARY WRAY                       UPON THE CERTIFICATE HOLDER. THE
(708) 517-3906                        CERTIFICATE DOES NOT AMEND, EXTEND OR
1450 E. AMERICAN LANE                 ALTER THE COVERAGE AFFORDED BY THE POLICY
SCHAUMBURG IL 60173                   BELOW
                                   --------------------------------------------
                                         COMPANIES AFFORDING COVERAGE
------------------------------------------------------------------------------
INSURED                           COMPANY A
UNITED HOMES, INC                 LETTER    NORTHBROOK PROPERTY & CASUALTY
2100 GOLF ROAD                    --------------------------------------------
SUITE 110                         COMPANY B
ROLLING MEADOWS, IL 60008         LETTER    COMMERCIAL UNDERWRITERS (J. NEBEL)
                                  --------------------------------------------
                                  COMPANY C
                                  LETTER    FEDERAL INSURANCE COMPANY (CHUBB)
                                  --------------------------------------------
                                  COMPANY D
                                  LETTER
                                  --------------------------------------------
                                  COMPANY E
                                  LETTER
                                  --------------------------------------------
------------------------------------------------------------------------------
COVERAGE
------------------------------------------------------------------------------
 THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THE CERTIFICATE MAY BE ISSUED OR MAY PERTAIN. THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, COLLECTIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE
 BEEN REDUCED BY PAID CLAIM.
------------------------------------------------------------------------------


                                                   POLICY EFFECTIVE  POLICY EXPIRATION
    TYPE OF INSURANCE               POLICY NUMBER   DATE (MM/DD/YY)   DATE (MM/DD/YY)             ALL LIMITS IN THOUSANDS
-----------------------------       -------------- ----------------- ------------------  -------------------------------------

A  GENERAL LIABILITY                91453316       02/01/95          02/01/96            GENERAL AGGREGATE             $  2,000
B  /X/ COMMERCIAL GENERAL LIABILITY EWC1000034     02/01/95          02/01/96            PRODUCTS-COMP/OPS/AGGR.       $  1,000
   / / CLAIMS MADE /X/ OCCUR                                                             PERSONAL & ADVERTISING INJURY $  1,000
   / / OWNERS & CONTRACTOR'S PROT.                                                       EACH OCCURRANCE               $  1,000
      -----------------                                                                  FIRE DAMAGE (ANY ONE FIRE)    $     50
----------------------------------------------------------------------------------------------------------------------------
A AUTOMOBILE LIABILITY              CA0437484-95   02/01/95          02/01/96            COMBINED SINGLE LIST          $  1,000
 / /ANY AUTO                                                                             BODILY INJURY (PER PERSON)    $
 / /ALL OWNED AUTOS                                                                      BODILY INJURY (PER ???)       $
 /X/SCHEDULED AUTOS                                                                      PROPERTY DAMAGE               $
 /X/HIRED AUTOS
 /X/NON-OWNED AUTOS
 / /GARAGE LIABILITY
 /X/PHYSICAL DAMAGE
----------------------------------------------------------------------------------------------------------------------------
C EXCESS LIABILITY                  9679714773     02/01/95          02/01/96
 /X/Y UMBRELLA FORM                                                                      EACH OCCUR                    $10,000
    OTHER THAN UMBRELLA FORM                                                             AGGREGATE                     $10,000
----------------------------------------------------------------------------------------------------------------------------
A WORKER'S COMPENSATION             91-453320      02/01/95          02/01/96            STATUTORY
        AND                                                                           //  500 (EACH ACCOUNT)
  EMPLOYERS' LIABILITY                                                                //  500 (COVERAGE POLICY LIMIT)
                                                                                      //  500 (PURCHASE-EACH EMPLOYED)
----------------------------------------------------------------------------------------------------------------------------
A OTH. ALL RISK PROP.               IM91439992     02/01/95          02/01/96                       $17,469
       REAL & PERSONAL              IM91437876     02/01/95          02/01/96                       (IN 1,000)
       AND BUILDERS                                                                                 $10,000 PER
       RISK COVERAGES                                                                               SITE & OCCUR.
----------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF OPERATION/LOCATION/VEHICLES/SPECIAL/ITEMS

THE CERTIFICATE HOLDER, AS LENDER, IS ADDITIONAL INSURED ON GENERAL LIABILITY & LOSS PAYEE/MORTGAGEE ON PROPERTY & BUILDER'S RISK WITH REGARD TO THEIR INTERESTS, ALL POLICY TERMS & CONDITIONS APPLY.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
GE CAPITAL                         SHOULD ANY OF THE ABOVE DESCRIBED POLICIES
1750 TWO GALLERIA TOWER            BE CANCELLED BEFORE THE EXPIRATION DATE
13455 NOEL ROAD                    THEREOF, THE ISSUED COMPANY WILL ENDEAVOR
DALLAS, TX 75240                   TO MAIL 30 DAYS WRITTEN NOTICE TO THE
--------------------------------   CERTIFICATE HOLDER NAMED TO THE LEFT.

                                   ------------------------------------------
AUTHORIZED REPRESENTATIVE

 /S/ ILLEGIBLE
-------------------------

                                      SCHEDULE 7.8

                               TRANSACTIONS WITH AFFILIATES

                None, except as to United Development Management Company

                                 SCHEDULE 7.16

                     EMPLOYEES AND OFFICERS WHOSE ANNUAL
                        COMPENSATION EXCEEDS $100,000

                                     None

                                 SCHEDULE 10.9

                             AUTHORIZED SIGNATURES

                             William J. Crock, Jr.

TUESDAY, MAY 30, 1995          AVAILABILITY BY SUBDIVISION               Page 1

BORROWER:  UNITED HOMES  RECORDED SUBVISIONS AS OF   5/30/95


---------------------------------------------------------------------------------------------------------------------------------
DIVISION      COUNTY  MASTER- SUB-            NO.      LOT      BUILD-     CONST     AVAILABILITY     MAXIMUM       CURRENT
                      PLAN    DIVISION        OF      AVAIL      OUT       AVAIL       SUBTOTAL        AVAIL         AVAIL
                                             LOTS               AVAIL
---------------------------------------------------------------------------------------------------------------------------------
CHICAGO       N/A     N/A     BRISTOL PARK-1    4    $65,937.00 $0.00    $443,126.00    $509,063.00    $525,375.00   $500,4343.75
CHICAGO       N/A     N/A     BRISTOL PARK-1   37   $609,917.25 $0.00  $2,342,548.45  $2,952,465.70  $4,214,124.50  $2,938,426.35
CHICAGO       N/A     N/A     HARVEST RUN       5   $206,250.00 $0.00    $582,208.40    $788,459.40    $929,399.25          $0.00
CHICAGO       N/A     N/A     PRAIRIE VILLAGE  33   $590,700.00 $0.00    $411,253,05  $1,001,953.05  $2,676,412.40          $0.00
CHICAGO       N/A     N/A     ROYAL HILL       27   $752,605.00 $0.00  $2,743,001.20  $3,495,608.20  $4,045,957.50  $3,213,007.95
CHICAGO       N/A     N/A     ROYAL HILL #8     4    $76,000.00 $0.00    $494,395.00    $570,395.00    $589,875.00    $564,679.00
CHICAGO       N/A     N/A     WILLIAMS GLEN    32   $912,000.00 $0.00  $1,646,244.95  $2,558,244.95  $4,179,221.50          $0.00
CHICAGO       N/A     N/A     WILLOW LAKE      32   $625,700.00 $0.00  $2,135,738.05  $2,761,438.05  $3,525,872.50  $2,698,695.50
GRAND RAPIDS  N/A     N/A     BAYBERRY FARM    18   $398,000.00 $0.00    $318,600.00    $714,000.00  $1,885,968.00    $881,425.00
GRAND RAPIDS  N/A     N/A     WINDCREST        17   $127,500.00 $0.00    $249,300.00    $376,600.00  $1,145,373.25    $376,800.00
PHOENIX       N/A     N/A     ARISSONA          3   $202,500.00 $0.00    $162,926.70    $385,426.70    $799,683.75    $385,426.70
PHOENIX       N/A     N/A     AUTUMN RIDGE     17   $261,375.00 $0.00    $256,975.50    $518,350.50  $1,111,423.00    $502,551.30
PHOENIX       N/A     N/A     DESERT WINDS     18   $290,250.00 $0.00    $427,339.20    $717,589.20  $1,254,353.25    $519,810.45
PHOENIX       N/A     N/A     RED DOG RANCH    12   $747,600.00 $0.00    $320,481.45  $1,068,081.45  $2,503,429.50  $1,068,081.45
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        259 $5,864,334.25 $0.00 $12,534,138.95 $16,396,473.20 $29,366,488.40 $13,529,338.45
OUTSTANDING LOAN BALANCE                                                                                                    $0.00

NET AVAILABILITY                                                                                                   $13,529,338.45


TUESDAY, MAY 30, 1995                 AVAILABILITY REPORT                 Page 1

Borrower:  UNITED HOMES

Division:  CHICAGO        Masterplan:  N/A        Subdivision: BRISTOL PARK - I

County:    N/A            State:       IL

--------------------------------------------------------------------------------
TRACT  PH.  BLOCK  LOT  BLDG  UNIT    LOT       LOT          LOT         LOT
                                    RESIDUAL  APPRAISED      BOOK       AVAIL
                                     SUBTTL    SUBTTL       SUBTTL
--------------------------------------------------------------------------------
N/A    N/A  N/A    N/A  007   025      $0.00  $16,484.25  $22,000.00  $16,484.25
N/A    N/A  N/A    N/A  007   026      $0.00  $16,484.25  $22,000.00  $16,484.25
N/A    N/A  N/A    N/A  007   027      $0.00  $16,484.25  $22,000.00  $16,484.25
N/A    N/A  N/A    N/A  007   028      $0.00  $16,484.25  $22,000.00  $16,484.25
--------------------------------------------------------------------------------
TOTAL              4                   $0.00  $65,937.00  $88,000.00  $85,937.00




------------------------------------------------------------------------
TRACT  BUILDOUT     CONST        UNIT        MAXIMUM       UNIT      ST
        AVAIL       AVAIL        AVAIL        AVAIL       CURRENT     G
                                SUBTOTAL                   AVAIL     RPT
------------------------------------------------------------------------
N/A       $0.00  $122,270.00  $138,764.25  $148,125.00  $138,754.25   9
N/A       $0.00  $105,883.00  $122,367.25  $131,250.00  $122,367.25   9
N/A       $0.00  $102,829.00  $119,313.25  $126,000.00  $119,313.25   9
N/A       $0.00  $112,144.00  $128,628.25  $120,000.00  $120,000.00   9
------------------------------------------------------------------------
TOTAL     $0.00  $443,126.00  $509,083.00  $525,375.00  $500,434.75


TUESDAY, MAY 30, 1995                 AVAILABILITY REPORT

Borrower:  UNITED HOMES

Division:  CHICAGO        Masterplan:  N/A        Subdivision: BRISTOL PARK - II

County:    N/A            State:       IL

---------------------------------------------------------------------------------
TRACT  PH.  BLOCK  LOT  BLDG   UNIT    LOT       LOT          LOT         LOT
                                     RESIDUAL  APPRAISED      BOOK       AVAIL
                                      SUBTTL    SUBTTL       SUBTTL
---------------------------------------------------------------------------------
N/A    N/A  N/A    N/A  198-B  135      $0.00  $16,484.25  $28,000.00  $16,484.25
N/A    N/A  N/A    N/A  198-B  136      $0.00  $16,484.25  $28,000.00  $16,484.25
N/A    N/A  N/A    N/A  198-B  137      $0.00  $16,484.25  $28,000.00  $16,484.25
N/A    N/A  N/A    N/A  198-B  138      $0.00  $16,484.25  $28,000.00  $16,484.25
N/A    N/A  N/A    N/A  198-C  139      $0.00  $16,484.25  $28,000.00  $16,484.25
N/A    N/A  N/A    N/A  198-C  140      $0.00  $16,484.25  $28,000.00  $16,484.25
N/A    N/A  N/A    N/A  198-C  141      $0.00  $16,484.25  $28,000.00  $16,484.25
N/A    N/A  N/A    N/A  198-C  142      $0.00  $16,484.25  $28,000.00  $16,484.25
N/A    N/A  N/A    N/A  216    057      $0.00  $16,484.25  $28,000.00  $16,484.25
N/A    N/A  N/A    N/A  216    058      $0.00  $16,484.25  $28,000.00  $16,484.25
N/A    N/A  N/A    N/A  216    059      $0.00  $16,484.25  $28,000.00  $16,484.25
N/A    N/A  N/A    N/A  216    060      $0.00  $16,484.25  $28,000.00  $16,484.25
N/A    N/A  N/A    N/A  217    061      $0.00  $16,484.25  $28,000.00  $16,484.25
N/A    N/A  N/A    N/A  217    062      $0.00  $16,484.25  $28,000.00  $16,484.25
N/A    N/A  N/A    N/A  217    063      $0.00  $16,484.25  $28,000.00  $16,484.25
N/A    N/A  N/A    N/A  218    064      $0.00  $16,484.25  $28,000.00  $16,484.25
N/A    N/A  N/A    N/A  218    065      $0.00  $16,484.25  $28,000.00  $16,484.25
N/A    N/A  N/A    N/A  218    066      $0.00  $16,484.25  $28,000.00  $16,484.25
N/A    N/A  N/A    N/A  218    067      $0.00  $16,484.25  $28,000.00  $16,484.25
N/A    N/A  N/A    N/A  219    068      $0.00  $16,484.25  $28,000.00  $16,484.25
N/A    N/A  N/A    N/A  219    069      $0.00  $16,484.25  $28,000.00  $16,484.25
N/A    N/A  N/A    N/A  219    070      $0.00  $16,484.25  $28,000.00  $16,484.25
N/A    N/A  N/A    N/A  219    071      $0.00  $16,484.25  $28,000.00  $16,484.25
N/A    N/A  N/A    N/A  220    072      $0.00  $16,484.25  $28,000.00  $16,484.25
N/A    N/A  N/A    N/A  220    073      $0.00  $16,484.25  $28,000.00  $16,484.25
N/A    N/A  N/A    N/A  220    074      $0.00  $16,484.25  $28,000.00  $16,484.25
N/A    N/A  N/A    N/A  221    075      $0.00  $16,484.25  $28,000.00  $16,484.25
N/A    N/A  N/A    N/A  221    076      $0.00  $16,484.25  $28,000.00  $16,484.25
N/A    N/A  N/A    N/A  221    077      $0.00  $16,484.25  $28,000.00  $16,484.25
N/A    N/A  N/A    N/A  221    078      $0.00  $16,484.25  $28,000.00  $16,484.25
N/A    N/A  N/A    N/A  222    079      $0.00  $16,484.25  $28,000.00  $16,484.25
N/A    N/A  N/A    N/A  222    080      $0.00  $16,484.25  $28,000.00  $16,484.25
N/A    N/A  N/A    N/A  222    081      $0.00  $16,484.25  $28,000.00  $16,484.25
N/A    N/A  N/A    N/A  223    082      $0.00  $16,484.25  $28,000.00  $16,484.25
N/A    N/A  N/A    N/A  223    083      $0.00  $16,484.25  $28,000.00  $16,484.25
N/A    N/A  N/A    N/A  223    084      $0.00  $16,484.25  $28,000.00  $16,484.25
---------------------------------------------------------------------------------


-----------------------------------------------------------------------
TRACT  BUILDOUT     CONST       UNIT        MAXIMUM       UNIT      ST
        AVAIL       AVAIL       AVAIL        AVAIL       CURRENT     G
                               SUBTOTAL                   AVAIL     RPT
-----------------------------------------------------------------------
N/A       $0.00  $97,816.00  $114,300.25  $142,579.50  $114,300.25   5
N/A       $0.00  $84,706.40  $101,190.65  $125,156.25  $101,190.65   5
N/A       $0.00  $82,283.20   $98,747.45  $119,706.00   $98,747.45   5
N/A       $0.00  $89,715.20  $106,199.45  $116,390.50  $106,199.45   5
N/A       $0.00  $16,340.50   $34,824.75  $129,322.50   $34,824.75   1
N/A       $0.00  $15,882.45   $32,365.70  $107,992.50   $32,365.70   1
N/A       $0.00  $15,882.45   $32,365.70   $92,943.50   $32,365.70   1
N/A       $0.00  $16,340.50   $34,824.75  $132,453.00   $34,824.75   1
N/A       $0.00  $36,681.00   $53,165.25  $130,514.25   $53,165.25   2
N/A       $0.00  $31,764.90   $48,248.15   $92,943.50   $48,248.15   2
N/A       $0.00  $30,848.70   $47,332.95  $111,315.00   $47,332.95   2
N/A       $0.00  $33,843.20   $50,127.45  $121,417.50   $50,127.45   2
N/A       $0.00  $36,681.00   $53,165.25  $110,688.50   $53,165.25   2
N/A       $0.00  $31,764.90   $48,249.15   $92,943.50   $48,249.15   2
N/A       $0.00  $33,643.20   $50,127.45  $114,221.25   $50,127.45   2
N/A       $0.00  $61,135.00   $77,619.25  $125,036.25   $77,619.25   3
N/A       $0.00  $52,941.50   $69,425.75  $109,467.00   $69,425.75   3
N/A       $0.00  $51,414.50   $67,898.75  $109,511.25   $67,898.75   3
N/A       $0.00  $56,072.00   $72,556.25  $112,143.75   $72,556.25   3
N/A       $0.00  $73,362.00   $89,846.25  $128,370.75   $89,846.25   4
N/A       $0.00  $63,529.80   $80,014.05  $112,986.00   $80,014.05   4
N/A       $0.00  $63,529.80   $80,014.05  $107,242.50   $80,014.05   4
N/A       $0.00  $67,992.60   $84,476.85  $116,905.00   $84,476.85   4
N/A       $0.00  $67,992.80   $84,476.85  $117,210.00   $84,476.85   4
N/A       $0.00  $63,529.80   $80,014.05   $92,943.50   $80,014.05   4
N/A       $0.00  $67,286.40   $83,770.65   $92,943.50   $83,770.65   4
N/A       $0.00  $97,816.00  $114,300.25  $131,871.75  $114,300.25   5
N/A       $0.00  $84,706.40  $101,190.65  $113,261.25  $101,190.65   5
N/A       $0.00  $82,263.20   $98,747.45  $109,594.50   $98,747.45   5
N/A       $0.00  $89,715.20  $105,199.45   $92,943.50   $92,943.50   5
N/A       $0.00  $97,816.00  $114,300.25  $120,292.50  $114,300.25   5
N/A       $0.00  $84,706.40  $101,190.65  $120,030.75  $101,190.65   5
N/A       $0.00  $89,715.20  $106,199.45  $107,242.50  $106,199.45   5
N/A       $0.00  $96,322.85  $112,807.10  $116,100.00  $112,807.10   6
N/A       $0.00  $90,000.55  $106,484.80  $111,217.50  $106,484.80   6
N/A       $0.00  $87,404.65  $103,888.90  $111,200.25  $103,888.90   6
-----------------------------------------------------------------------


TUESDAY, MAY 30, 1995                 AVAILABILITY REPORT               Page 3

Borrower:  UNITED HOMES

Division:  CHICAGO        Masterplan:  N/A        Subdivision: HARVEST RUN

County:    N/A            State:       IL

-----------------------------------------------------------------------------------
TRACT  PH.  BLOCK  LOT  BLDG  UNIT    LOT       LOT            LOT          LOT
                                    RESIDUAL  APPRAISED        BOOK        AVAIL
                                     SUBTTL    SUBTTL         SUBTTL
-----------------------------------------------------------------------------------
N/A    1    N/A    101  N/A   N/A      $0.00   $41,250.00   $42,066.00   $41,250.00
N/A    1    N/A    102  N/A   N/A      $0.00   $41,250.00   $42,066.00   $41,250.00
N/A    1    N/A    103  N/A   N/A      $0.00   $41,250.00   $42,066.00   $41,250.00
N/A    1    N/A    138  N/A   N/A      $0.00   $41,250.00   $42,066.00   $41,250.00
N/A    1    N/A    139  N/A   N/A      $0.00   $41,250.00   $42,066.00   $41,250.00
-----------------------------------------------------------------------------------
TOTAL              5                   $0.00  $206,250.00  $210,330.00  $206,250.00


----------------------------------------------------------------------
TRACT  BUILDOUT     CONST        UNIT        MAXIMUM       UNIT    ST
        AVAIL       AVAIL        AVAIL        AVAIL       CURRENT   G
                                SUBTOTAL                   AVAIL   RPT
----------------------------------------------------------------------
N/A    $0.00     $207,490.50  $248,740.50   $251,250.00     $0.00    7
N/A    $0.00     $160,561.00  $191,811.00   $174,000.00     $0.00    7
N/A    $0.00     $154,761.30  $196,011.30   $175,500.00     $0.00    7
N/A    $0.00      $44,634.00   $85,884.00   $148,196.25     $0.00    2
N/A    $0.00      $24,762.60   $68,012.60   $180,453.00     $0.00    1
----------------------------------------------------------------------
TOTAL  $0.00     $582,209.40  $788,459.40   $929,399.25     $0.00


TUESDAY, MAY 30, 1995            AVAILABILITY REPORT

Borrower:     UNITED HOMES

Division:     CHICAGO       Masterplan:    N/A   Subdivision:   PRAIRIE VILLAGE

County:       N/A           State:         IL


--------------------------------------------------------------------------------------------------------------
TRACT   PH.   BLOCK   LOT   BLDG   UNIT        LOT         LOT          LOT              LOT        BUILDOUT
                                             RESIDUAL    APPRAISED      BOOK            AVAIL         AVAIL
                                              SUBTTL       SUBTTL      SUBTTL
--------------------------------------------------------------------------------------------------------------

N/A   N/A     N/A     N/A   014    062       $0.00     $21,528.00    $17,900.00      $17,900.00      $0.00
N/A   N/A     N/A     N/A   014    063       $0.00     $21,528.00    $17,900.00      $17,900.00      $0.00
N/A   N/A     N/A     N/A   014    064       $0.00     $21,528.00    $17,900.00      $17,900.00      $0.00
N/A   N/A     N/A     N/A   014    065       $0.00     $21,528.00    $17,900.00      $17,900.00      $0.00
N/A   N/A     N/A     N/A   014    066       $0.00     $21,528.00    $17,900.00      $17,900.00      $0.00
N/A   N/A     N/A     N/A   015    067       $0.00     $21,528.00    $17,900.00      $17,900.00      $0.00
N/A   N/A     N/A     N/A   015    068       $0.00     $21,528.00    $17,900.00      $17,900.00      $0.00
N/A   N/A     N/A     N/A   015    069       $0.00     $21,528.00    $17,900.00      $17,900.00      $0.00
N/A   N/A     N/A     N/A   015    070       $0.00     $21,528.00    $17,900.00      $17,900.00      $0.00
N/A   N/A     N/A     N/A   015    071       $0.00     $21,528.00    $17,900.00      $17,900.00      $0.00
N/A   N/A     N/A     N/A   015    072       $0.00     $21,528.00    $17,900.00      $17,900.00      $0.00
N/A   N/A     N/A     N/A   016    073       $0.00     $21,528.00    $17,900.00      $17,900.00      $0.00
N/A   N/A     N/A     N/A   016    074       $0.00     $21,528.00    $17,900.00      $17,900.00      $0.00
N/A   N/A     N/A     N/A   016    075       $0.00     $21,528.00    $17,900.00      $17,900.00      $0.00
N/A   N/A     N/A     N/A   016    076       $0.00     $21,528.00    $17,900.00      $17,900.00      $0.00
N/A   N/A     N/A     N/A   016    077       $0.00     $21,528.00    $17,900.00      $17,900.00      $0.00
N/A   N/A     N/A     N/A   016    078       $0.00     $21,528.00    $17,900.00      $17,900.00      $0.00
N/A   N/A     N/A     N/A   017    079       $0.00     $21,528.00    $17,900.00      $17,900.00      $0.00
N/A   N/A     N/A     N/A   017    080       $0.00     $21,528.00    $17,900.00      $17,900.00      $0.00
N/A   N/A     N/A     N/A   017    081       $0.00     $21,528.00    $17,900.00      $17,900.00      $0.00
N/A   N/A     N/A     N/A   017    082       $0.00     $21,528.00    $17,900.00      $17,900.00      $0.00
N/A   N/A     N/A     N/A   018    083       $0.00     $21,528.00    $17,900.00      $17,900.00      $0.00
N/A   N/A     N/A     N/A   018    084       $0.00     $21,528.00    $17,900.00      $17,900.00      $0.00
N/A   N/A     N/A     N/A   018    085       $0.00     $21,528.00    $17,900.00      $17,900.00      $0.00
N/A   N/A     N/A     N/A   018    086       $0.00     $21,528.00    $17,900.00      $17,900.00      $0.00
N/A   N/A     N/A     N/A   018    087       $0.00     $21,528.00    $17,900.00      $17,900.00      $0.00
N/A   N/A     N/A     N/A   018    088       $0.00     $21,528.00    $17,900.00      $17,900.00      $0.00
N/A   N/A     N/A     N/A   019    089       $0.00     $21,528.00    $17,900.00      $17,900.00      $0.00
N/A   N/A     N/A     N/A   019    090       $0.00     $21,528.00    $17,900.00      $17,900.00      $0.00
N/A   N/A     N/A     N/A   019    091       $0.00     $21,528.00    $17,900.00      $17,900.00      $0.00
N/A   N/A     N/A     N/A   019    092       $0.00     $21,528.00    $17,900.00      $17,900.00      $0.00
N/A   N/A     N/A     N/A   019    093       $0.00     $21,528.00    $17,900.00      $17,900.00      $0.00
N/A   N/A     N/A     N/A   019    094       $0.00     $21,528.00    $17,900.00      $17,900.00      $0.00
-------------------------------------------------------------------------------------------------------------

TOTAL                  33                    $0.00    $710,424.00   $590,700.00     $590,700.00      $0.00


--------------------------------------------------------------------------------
  CONST                 UNIT              MAXIMUM             UNIT           ST
  AVAIL                 AVAIL              AVAIL             CURRENT          G
                      SUBTOTAL                                AVAIL          RPT
--------------------------------------------------------------------------------

 $13,547.25        $31,447.25          $96,675.00             $0.00          1
 $10,636.95        $28,536.95          $87,425.00             $0.00          1
 $12,204.60        $30,104.60          $82,425.00             $0.00          1
 $12,493.95        $30,393.95          $74,685.00             $0.00          1
 $13,656.45        $31,556.45          $88,425.00             $0.00          1
 $13,656.45        $31,556.45          $90,307.50             $0.00          1
 $12,204.60        $30,104.60          $82,425.00             $0.00          1
 $12,493.95        $30,393.95          $87,675.00             $0.00          1
 $11,683.70        $29,583.70          $74,926.00             $0.00          1
 $10,636.95        $28,536.95          $60,642.40             $0.00          1
 $13,547.25        $31,447.25          $96,675.00             $0.00          1
 $13,656.45        $31,556.45          $88,425.00             $0.00          1
 $12,204.60        $30,104.60          $83,771.25             $0.00          1
 $12,493.95        $30,393.95          $86,175.00             $0.00          1
 $11,683.70        $29,583.70          $74,925.00             $0.00          1
 $10,636.95        $28,536.95          $67,425.00             $0.00          1
 $13,547.25        $31,447.25          $95,550.00             $0.00          1
 $13,547.25        $31,447.25          $92,550.00             $0.00          1
 $12,204.60        $30,104.60          $84,896.25             $0.00          1
 $12,493.95        $30,393.95          $87,300.00             $0.00          1
 $13,656.45        $31,556.45          $89,550.00             $0.00          1
 $13,656.45        $31,556.45          $89,550.00             $0.00          1
 $12,204.60        $30,104.60          $83,550.00             $0.00          1
 $12,493.95        $30,393.95          $74,685.00             $0.00          1
 $11,663.70        $29,563.70          $75,675.00             $0.00          1
 $10,636.95        $28,536.95          $59,085.00             $0.00          1
 $13,547.25        $31,447.25          $79,235.00             $0.00          1
 $13,656.45        $31,556.45          $89,550.00             $0.00          1
 $12,204.60        $30,104.60          $83,550.00             $0.00          1
 $12,493.95        $30,393.95          $74,685.00             $0.00          1
 $11,663.70        $29,563.70          $75,675.00             $0.00          1
 $10,636.95        $28,536.95          $59,085.00             $0.00          1
 $13,547.25        $31,447.25          $79,235.00             $0.00          1
--------------------------------------------------------------------------------

$411,253.05     $1,001,953.05       $2,876,412.40             $0.00


TUESDAY, MAY 30, 1995            AVAILABILITY REPORT

Borrower:     UNITED HOMES

Division:     CHICAGO      Masterplan:    N/A    Subdivision:   ROYAL HILL

County:       N/A          State:         IL


-------------------------------------------------------------------------------------------------------------------------
TRACT   PH.   BLOCK  LOT   BLDG    UNIT        LOT         LOT          LOT           LOT        BUILDOUT       CONST
                                             RESIDUAL    APPRAISED      BOOK         AVAIL         AVAIL        AVAIL
                                              SUBTTL       SUBTTL      SUBTTL
-------------------------------------------------------------------------------------------------------------------------
N/A   011      N/A   610    N/A     N/A      $0.00      $31,855.50    $19,862.00   $19,862.00     $0.00      $127,066.00
N/A   011      N/A   649    N/A     N/A      $0.00      $31,855.50    $19,862.00   $19,862.00     $0.00      $141,338.70
N/A   011      N/A   663    N/A     N/A      $0.00      $31,855.50    $19,862.00   $19,862.00     $0.00      $153,569.70
N/A   011      N/A   665    N/A     N/A      $0.00      $31,855.50    $19,862.00   $19,862.00     $0.00      $152,689.00
N/A   011      N/A   679    N/A     N/A      $0.00      $31,855.50    $19,862.00   $19,862.00     $0.00      $127,068.00
N/A   012      N/A   759    N/A     N/A      $0.00      $31,045.50    $31,131.00   $31,045.50     $0.00       $23,338.50
N/A   012      N/A   760    N/A     N/A      $0.00      $31,045.50    $31,131.00   $31,045.50     $0.00       $25,422.60
N/A   012      N/A   762    N/A     N/A      $0.00      $31,045.50    $31,131.00   $31,045.50     $0.00      $106,612.80
N/A   012      N/A   763    N/A     N/A      $0.00      $31,045.50    $31,131.00   $31,045.50     $0.00      $119,320.20
N/A   012      N/A   765    N/A     N/A      $0.00      $31,045.50    $31,131.00   $31,045.50     $0.00       $19,886.70
N/A   012      N/A   772    N/A     N/A      $0.00      $31,045.50    $31,131.00   $31,045.50     $0.00      $129,960.75
N/A   012      N/A   774    N/A     N/A      $0.00      $31,045.50    $31,131.00   $31,045.50     $0.00       $79,548.80
N/A   012      N/A   776    N/A     N/A      $0.00      $31,045.50    $31,131.00   $31,045.50     $0.00       $93,590.40
N/A   012      N/A   780    N/A     N/A      $0.00      $31,045.50    $31,131.00   $31,045.50     $0.00       $35,098.40
N/A   012      N/A   783    N/A     N/A      $0.00      $31,045.50    $31,131.00   $31,045.50     $0.00       $47,257.10
N/A   013      N/A   684    N/A     N/A      $0.00      $31,087.50    $28,570.00   $28,570.00     $0.00      $179,480.00
N/A   013      N/A   685    N/A     N/A      $0.00      $31,087.50    $28,570.00   $28,570.00     $0.00      $157,043.00
N/A   013      N/A   686    N/A     N/A      $0.00      $31,087.50    $28,570.00   $28,570.00     $0.00      $161,314.00
N/A   013      N/A   687    N/A     N/A      $0.00      $31,087.50    $28,570.00   $28,570.00     $0.00      $127,070.00
N/A   013      N/A   695    N/A     N/A      $0.00      $31,087.50    $28,570.00   $28,570.00     $0.00       $24,197.10
N/A   013      N/A   698    N/A     N/A      $0.00      $31,087.50    $28,570.00   $28,570.00     $0.00      $161,314.00
N/A   013      N/A   702    N/A     N/A      $0.00      $31,087.50    $28,570.00   $28,570.00     $0.00      $114,363.00
N/A   013      N/A   712    N/A     N/A      $0.00      $31,087.50    $28,570.00   $28,570.00     $0.00       $45,806.70
N/A   013      N/A   713    N/A     N/A      $0.00      $31,087.50    $28,570.00   $28,570.00     $0.00      $108,009.50
N/A   013      N/A   714    N/A     N/A      $0.00      $31,087.50    $28,570.00   $28,570.00     $0.00      $101,656.00
N/A   013      N/A   716    N/A     N/A      $0.00      $31,087.50    $28,570.00   $28,570.00     $0.00      $161,314.00
N/A   013      N/A   717    N/A     N/A      $0.00      $31,087.50    $28,570.00   $28,570.00     $0.00       $19,658.25
-------------------------------------------------------------------------------------------------------------------------

TOTAL                  27                    $0.00     $842,782.50   $753,460.00  $752,605.00     $0.00    $2,743,001.20

--------------------------------------------------------------
   UNIT               MAXIMUM              UNIT            ST
   AVAIL               AVAIL              CURRENT           G
 SUBTOTAL                                  AVAIL          RPT
--------------------------------------------------------------

  $148,930.00       $115,842.75         $115,842.75         9
  $161,200.70       $159,911.25         $159,911.25         7
  $173,431.70       $163,361.25         $163,361.25         7
  $172,551.00       $134,485.00         $134,485.00         9
  $146,930.00       $140,458.50         $140,458.50         9
   $54,384.00       $168,408.75          $54,384.00         1
   $58,478.10       $179,161.50          $56,458.10         1
  $137,658.30       $137,847.75         $137,658.30         5
  $150,365.70       $149,162.25         $149,162.25         7
   $50,932.20       $140,062.50          $50,932.20         1
  $161,006.25       $163,871.25         $161,006.25         6
  $110,592.30       $197,096.25         $110,592.30         4
  $124,635.90       $118,113.75         $118,113.75         5
   $66,141.90       $126,221.25          $66,141.90         2
   $78,312.60       $156,703.50          $78,312.60         2
  $208,050.00       $181,050.00         $181,050.00         9
  $185,613.00       $170,100.00         $170,100.00         9
  $189,884.00       $160,350.00         $160,350.00         9
  $155,640.00       $138,825.00         $138,825.00         9
   $52,767.10       $164,475.00          $52,767.10         1
  $189,884.00       $154,731.00         $154,731.00         9
  $142,933.00       $114,530.00         $114,530.00         7
  $ 74,376.70       $157,590.00          $74,376.70         2
  $136,579.50       $139,261.50         $136,579.50         6
  $130,226.00       $119,258.25         $119,258.25         5
  $189,884.00       $165,381.75         $165,381.75         9
   $46,228.25       $129,697.50          $48,228.25         1
-------------------------------------------------------------

$3,495,606.20     $4,045,957.50       $3,213,007.95


TUESDAY, MAY 30, 1995            AVAILABILITY REPORT

Borrower:     UNITED HOMES

Division:     CHICAGO     Masterplan:    N/A     Subdivision:   ROYAL HILL  #8

County:       N/A         State:         IL



-------------------------------------------------------------------------------------------------------------------------
TRACT   PH.   BLOCK   LOT   BLDG   UNIT        LOT         LOT          LOT           LOT        BUILDOUT       CONST
                                             RESIDUAL    APPRAISED      BOOK         AVAIL         AVAIL        AVAIL
                                              SUBTTL       SUBTTL      SUBTTL
-------------------------------------------------------------------------------------------------------------------------

N/A    8      N/A   487    N/A     N/A      $0.00      $30,000.00    $19,000.00   $19,000.00     $0.00      $108,059.00
N/A    8      N/A   488    N/A     N/A      $0.00      $30,000.00    $19,000.00   $19,000.00     $0.00      $104,559.00
N/A    8      N/A   489    N/A     N/A      $0.00      $30,000.00    $19,000.00   $19,000.00     $0.00      $140,466.00
N/A    8      N/A   490    N/A     N/A      $0.00      $30,000.00    $19,000.00   $19,000.00     $0.00      $141,311.00
-------------------------------------------------------------------------------------------------------------------------

TOTAL                  4                    $0.00     $120,000.00    $76,000.00   $76,000.00     $0.00      $494,395.00


--------------------------------------------------------------
   UNIT               MAXIMUM              UNIT            ST
   AVAIL               AVAIL              CURRENT           G
 SUBTOTAL                                  AVAIL          RPT
--------------------------------------------------------------

$127,059.00       $136,675.00         $127,059.00         9
$123,559.00       $134,250.00         $123,559.00         9
$159,466.00       $153,750.00         $153,750.00         9
$160,311.00       $165,000.00         $160,311.00         9
--------------------------------------------------------------

$570,395.00       $589,675.00         $584,679.00


TUESDAY, MAY 30, 1995                AVAILABILITY REPORT                 Page 7

Borrower:  UNITED HOMES

Division:  CHICAGO      Masterplan:  N/A        Subdivision:  WILLIAMS GLEN

County:    N/A          State:       IL

-----------------------------------------------------------------
TRACT PH. BLOCK LOT BLDG UNIT     LOT         LOT       LOT
                                RESIDUAL   APPRAISED    BOOK
                                 SUBTTL     SUBTTL     SUBTTL
-----------------------------------------------------------------
N/A   4    012   043 N/A  N/A      $0.00  $28,500.00  $29,000.00
N/A   4    012   047 N/A  N/A      $0.00  $28,500.00  $29,000.00
N/A   4A   013   017 N/A  N/A      $0.00  $28,500.00  $29,000.00
N/A   5A   013   006 N/A  N/A      $0.00  $28,500.00  $29,000.00
N/A   5B   012   002 N/A  N/A      $0.00  $28,500.00  $29,000.00
N/A   5B   012   003 N/A  N/A      $0.00  $28,500.00  $29,000.00
N/A   5B   012   004 N/A  N/A      $0.00  $28,500.00  $29,000.00
N/A   5B   012   005 N/A  N/A      $0.00  $28,500.00  $29,000.00
N/A   5B   012   007 N/A  N/A      $0.00  $28,500.00  $29,000.00
N/A   5B   012   008 N/A  N/A      $0.00  $28,500.00  $29,000.00
N/A   5B   012   009 N/A  N/A      $0.00  $28,500.00  $29,000.00
N/A   5B   012   016 N/A  N/A      $0.00  $28,500.00  $29,000.00
N/A   5B   012   017 N/A  N/A      $0.00  $28,500.00  $29,000.00
N/A   5B   012   025 N/A  N/A      $0.00  $28,500.00  $29,000.00
N/A   5B   012   027 N/A  N/A      $0.00  $28,500.00  $29,000.00
N/A   5B   012   028 N/A  N/A      $0.00  $28,500.00  $29,000.00
N/A   5B   012   029 N/A  N/A      $0.00  $28,500.00  $29,000.00
N/A   5B   012   030 N/A  N/A      $0.00  $28,500.00  $29,000.00
N/A   5B   012   032 N/A  N/A      $0.00  $28,500.00  $29,000.00
N/A   5B   014   002 N/A  N/A      $0.00  $28,500.00  $29,000.00
N/A   5B   014   003 N/A  N/A      $0.00  $28,500.00  $29,000.00
N/A   5B   014   004 N/A  N/A      $0.00  $28,500.00  $29,000.00
N/A   5B   014   005 N/A  N/A      $0.00  $28,500.00  $29,000.00
N/A   5B   014   006 N/A  N/A      $0.00  $28,500.00  $29,000.00
N/A   5B   015   001 N/A  N/A      $0.00  $28,500.00  $29,000.00
N/A   5B   016   004 N/A  N/A      $0.00  $28,500.00  $29,000.00
N/A   5C   015   009 N/A  N/A      $0.00  $28,500.00  $29,000.00
N/A   5C   016   011 N/A  N/A      $0.00  $28,500.00  $29,000.00
N/A   5C   016   014 N/A  N/A      $0.00  $28,500.00  $29,000.00
N/A   5C   016   016 N/A  N/A      $0.00  $28,500.00  $29,000.00
N/A   5C   016   018 N/A  N/A      $0.00  $28,500.00  $29,000.00
N/A   5C   016   019 N/A  N/A      $0.00  $28,500.00  $29,000.00
-----------------------------------------------------------------
TOTAL            32                $0.00 $912,000.00 $928,000.00

----------------------------------------------------------------------
    LOT     BUILDOUT    CONST       UNIT          MAXIMUM   UNIT   ST
   AVAIL     AVAIL     AVAIL        AVAIL          AVAIL   CURRENT  G
                                   SUBTOTAL                 AVAIL  RPT
----------------------------------------------------------------------
 $28,500.00 $0.00    $36,482.10    $64,982.10   $139,227.00 $0.00  2
 $28,500.00 $0.00    $17,862,75    $46,362.75   $126,240.25 $0.00  1
 $28,500.00 $0.00    $41,629,80    $70,129.80   $131,175.00 $0.00  2
 $28,500.00 $0.00   $121,560.00   $150,060.00         $0.00 $0.00  5
 $28,500.00 $0.00    $17,881.80    $46,381.60   $116,725.00 $0.00  1
 $28,500.00 $0.00    $33,131.70    $51,631.70   $126,666.25 $0.00  2
 $28,500.00 $0.00    $18,014.10    $48,514.10   $134,628.75 $0.00  1
 $28,500.00 $0.00    $22,615.00    $51,315.90   $162,727.50 $0.00  1
 $28,500.00 $0.00    $59,542.50    $88,042.50   $131,622.75 $0.00  3
 $28,500.00 $0.00    $18,773.55    $47,273.55   $129,466.75 $0.00  1
 $28,500.00 $0.00    $16,565.86    $45,066.85   $115,929.75 $0.00  1
 $28,500.00 $0.00    $18,241.05    $45,741.05   $113,035.00 $0.00  1
 $28,500.00 $0.00    $18.014.10    $46,514.10   $129,931.50 $0.00  1
 $28,500.00 $0.00    $21,911.85    $50,411.65   $175,974.75 $0.00  1
 $28,500.00 $0.00    $37,743.00    $86,243.00   $134,049.75 $0.00  2
 $28,500.00 $0.00   $136,755.00   $165,255.00   $145,050.00 $0.00  7
 $28,500.00 $0.00    $17,885.80    $46,366.60   $125,052.00 $0.00  1
 $28,500.00 $0.00    $66,958.00    $95,458.00   $129,432.00 $0.00  3
 $28,500.00 $0.00    $38,482.10    $64,982.10   $126,665.25 $0.00  2
 $28,500.00 $0.00   $119,085.00   $147,585.00   $131,662.75 $0.00  9
 $28,500.00 $0.00   $134,128.00   $182,628.00   $149,991.00 $0.00  9
 $28,500.00 $0.00   $146,079.00   $174,579.00   $145,717.50 $0.00  9
 $28,500.00 $0.00    $91,283.60   $119,763.80   $162,727.50 $0.00  4
 $28,500.00 $0.00    $17,666.80    $46,366.80   $124,302.00 $0.00  1
 $28,500.00 $0.00   $131,471.10   $159,971.10   $146,717.50 $0.00  7
 $28,500.00 $0.00    $35,725.50    $54,225.50   $131,622.76 $0.00  2
 $28,500.00 $0.00    $35,733.60    $64,233.60   $124,302.00 $0.00  2
 $28,500.00 $0.00    $43,823.70    $72,323.70   $163,703.25 $0.00  2
 $28,500.00 $0.00    $17,888.80    $48,366.80   $124,302.00 $0.00  1
 $28,500.00 $0.00    $17,888.80    $48,366.80   $124,567.50 $0.00  1
 $28,500.00 $0.00    $37,547.10    $56,047.10   $130,975.50 $0.00  2
 $28,500.00 $0.00    $59,556.00    $88,058.00   $125,052.00 $0.00  3
--------------------------------------------------------------------
$912,000.00 $0.00 $1,646,244.95 $2,558,244.95 $4,179,221.50 $0.00


TUESDAY, MAY 30, 1995                AVAILABILITY REPORT                 Page 8

Borrower:  UNITED HOMES

Division:  CHICAGO      Masterplan:  N/A        Subdivision:  WILLOW LAKE

County:    N/A          State:       IL

-----------------------------------------------------------------
TRACT PH. BLOCK LOT BLDG UNIT     LOT         LOT        LOT
                                RESIDUAL   APPRAISED     BOOK
                                 SUBTTL     SUBTTL      SUBTTL
-----------------------------------------------------------------
N/A   001  N/A   020 N/A  N/A      $0.00  $21,022.50   $9,152.00
N/A   001  N/A   021 N/A  N/A      $0.00  $21,022.50   $9,152.00
N/A   001  N/A   022 N/A  N/A      $0.00  $21,022.50   $9,152.00
N/A   001  N/A   025 N/A  N/A      $0.00  $21,022.50   $9,152.00
N/A   002  N/A   057 N/A  N/A      $0.00  $21,039.00  $26,684.00
N/A   002  N/A   064 N/A  N/A      $0.00  $21,039.00  $26,684.00
N/A   002  N/A   065 N/A  N/A      $0.00  $21,039.00  $26,684.00
N/A   002  N/A   066 N/A  N/A      $0.00  $21,039.00  $26,684.00
N/A   002  N/A   070 N/A  N/A      $0.00  $21,039.00  $26,684.00
N/A   002  N/A   073 N/A  N/A      $0.00  $21,039.00  $26,684.00
N/A   002  N/A   074 N/A  N/A      $0.00  $21,039.00  $26,684.00
N/A   002  N/A   075 N/A  N/A      $0.00  $21,039.00  $26,684.00
N/A   002  N/A   076 N/A  N/A      $0.00  $21,039.00  $26,684.00
N/A   002  N/A   077 N/A  N/A      $0.00  $21,039.00  $26,684.00
N/A   002  N/A   078 N/A  N/A      $0.00  $21,039.00  $26,684.00
N/A   002  N/A   079 N/A  N/A      $0.00  $21,039.00  $26,684.00
N/A   002  N/A   083 N/A  N/A      $0.00  $21,039.00  $26,684.00
N/A   002  N/A   086 N/A  N/A      $0.00  $21,039.00  $26,684.00
N/A   002  N/A   087 N/A  N/A      $0.00  $21,039.00  $26,684.00
N/A   002  N/A   088 N/A  N/A      $0.00  $21,039.00  $26,684.00
N/A   002  N/A   114 N/A  N/A      $0.00  $21,039.00  $26,684.00
N/A   002  N/A   116 N/A  N/A      $0.00  $21,039.00  $26,684.00
N/A   002  N/A   120 N/A  N/A      $0.00  $21,039.00  $26,684.00
N/A   002  N/A   131 N/A  N/A      $0.00  $21,039.00  $26,684.00
N/A   002  N/A   134 N/A  N/A      $0.00  $21,039.00  $26,684.00
N/A   002  N/A   138 N/A  N/A      $0.00  $21,039.00  $26,684.00
N/A   002  N/A   139 N/A  N/A      $0.00  $21,039.00  $26,684.00
N/A   002  N/A   140 N/A  N/A      $0.00  $21,039.00  $26,684.00
N/A   002  N/A   141 N/A  N/A      $0.00  $21,039.00  $26,684.00
N/A   002  N/A   142 N/A  N/A      $0.00  $21,039.00  $26,684.00
N/A   002  N/A   153 N/A  N/A      $0.00  $21,039.00  $26,684.00
N/A   002  N/A   154 N/A  N/A      $0.00  $21,039.00  $26,684.00
-----------------------------------------------------------------
TOTAL            32                $0.00 $673,162.00 $783,760.00

-----------------------------------------------------------------------------
    LOT    BUILDOUT    CONST        UNIT        MAXIMUM         UNIT      ST
   AVAIL    AVAIL      AVAIL        AVAIL        AVAIL         CURRENT     G
                                  SUBTOTAL                      AVAIL     RPT
-----------------------------------------------------------------------------
  $9,152.00 $0.00   $107,443.00   $116,585.00   $118,749.75   $116,586.00 9
  $9,152.00 $0.00   $110,244.00   $119,396.00   $116,749.75   $116,749.75 9
  $9,152.00 $0.00   $107,102.00   $116,254.00   $116,749.75   $116,254.00 9
 $21,039.00 $0.00    $27,691.50    $36,843.50    $84,500.00    $36,843.50 2
 $21,039.00 $0.00    $85,355.30   $106,394.30    $90,350.00    $90,350.00 6
 $21,039.00 $0.00    $85,946.40   $106,985.40   $121,353.00   $106,985.40 5
 $21,039.00 $0.00    $29,601.30    $50,540.30   $105,470.00    $50,640.30 2
 $21,039.00 $0.00   $107,102.00   $128,141.00   $109,697.50   $109,697.50 9
 $21,039.00 $0.00    $91,038.70   $112,075.70   $113,718.75   $112,075.70 8
 $21,039.00 $0.00    $30,125.40    $51,164.40   $118,987.50    $51,164.40 2
 $21,039.00 $0.00    $91,036.70    $94,583.00   $104,976.75   $112,075.70 6
 $21,039.00 $0.00    $31,484.70   $107,888.60   $117,495.00   $107.888.60 5
 $21,039.00 $0.00    $73,844.00   $112,075.70   $118,053.00   $112,075.70 6
 $21,039.00 $0.00    $86,849.60   $107,888.60   $117,495.00   $107,888.60 5
 $21,039.00 $0.00    $91,038.70    $50,640.30   $103,987.50    $50,640.30 2
 $21,039.00 $0.00    $86,849.60   $113,344.00   $101,940.00   $101,940.00 9
 $21,039.00 $0.00    $29,601.30   $122,785.90   $112,351.50   $112,351.60 9
 $21,039.00 $0.00    $92,305.00    $94,883.00   $100,352.25    $94,863.00 2
 $21,039.00 $0.00   $101,746.90   $128,472.00   $132,699.00   $128,472.00 9
 $21,039.00 $0.00    $73,844.00    $67,191.50   $108,371.25    $57,191.50 3
 $21,039.00 $0.00   $107,433.00    $34,884.75   $104,426.25    $34,884.75 1
 $21,039.00 $0.00    $48,152.50    $52,523.70   $113,955.00    $52,523.70 2
 $21,039.00 $0.00    $13,645.75    $53,159.50   $107,502.00    $53,160.00 2
 $21,039.00 $0.00    $31,484.70    $94,683.00   $100,256.25    $94,883.00 5
 $21,039.00 $0.00    $32,130.00   $106,720.00   $100,750.50   $100,750.50 5
 $21,039.00 $0.00    $73,844.00    $53,034.60   $104,667.75    $53,169.60 2
 $21,039.00 $0.00    $85,681.00    $53,159.50   $118,650.25    $94,883.00 5
 $21,039.00 $0.00    $31,995.00    $76,161.00   $110,196.75    $53,034.60 2
 $21,039.00 $0.00    $32,130.60    $53,159.60   $118,650.25    $53,169.60 2
 $21,039.00 $0.00    $55,122.00    $76,161.00   $110,196.75    $76,161.00 3
 $21,039.00 $0.00    $53,551.00    $74,590.00   $108,437.25    $74,590.00 3
 $21,039.00 $0.00    $32,130.00    $53,169.60   $103,922.25    $53,169.00 2
-----------------------------------------------------------------------------
$625,700.00 $0.00 $2,135,738.05 $2,761,438.05 $3,525,872.50 $2,698,695.50



TUESDAY, MAY 30, 1995                AVAILABILITY REPORT                 Page 9

Borrower: UNITED HOMES

Division: GRAND RAPIDS    Masterplan:  N/A        Subdivision:  BAYBERRY FARMS

County:   N/A             State:       MI

-----------------------------------------------------------------
TRACT PH. BLOCK LOT BLDG UNIT     LOT         LOT       LOT
                                RESIDUAL   APPRAISED    BOOK
                                 SUBTTL     SUBTTL     SUBTTL
-----------------------------------------------------------------
N/A   N/A  N/A   002 N/A  N/A      $0.00  $22,500.00  $22,000.00
N/A   N/A  N/A   003 N/A  N/A      $0.00  $22,500.00  $22,000.00
N/A   N/A  N/A   005 N/A  N/A      $0.00  $22,500.00  $22,000.00
N/A   N/A  N/A   007 N/A  N/A      $0.00  $22,500.00  $22,000.00
N/A   N/A  N/A   009 N/A  N/A      $0.00  $22,500.00  $22,000.00
N/A   N/A  N/A   010 N/A  N/A      $0.00  $22,500.00  $22,000.00
N/A   N/A  N/A   011 N/A  N/A      $0.00  $22,500.00  $22,000.00
N/A   N/A  N/A   012 N/A  N/A      $0.00  $22,500.00  $22,000.00
N/A   N/A  N/A   013 N/A  N/A      $0.00  $22,500.00  $22,000.00
N/A   N/A  N/A   014 N/A  N/A      $0.00  $22,500.00  $22,000.00
N/A   N/A  N/A   015 N/A  N/A      $0.00  $22,500.00  $22,000.00
N/A   N/A  N/A   016 N/A  N/A      $0.00  $22,500.00  $22,000.00
N/A   N/A  N/A   020 N/A  N/A      $0.00  $22,500.00  $22,000.00
N/A   N/A  N/A   021 N/A  N/A      $0.00  $22,500.00  $22,000.00
N/A   N/A  N/A   027 N/A  N/A      $0.00  $22,500.00  $22,000.00
N/A   N/A  N/A   028 N/A  N/A      $0.00  $22,500.00  $22,000.00
N/A   N/A  N/A   029 N/A  N/A      $0.00  $22,500.00  $22,000.00
N/A   N/A  N/A   030 N/A  N/A      $0.00  $22,500.00  $22,000.00
-----------------------------------------------------------------
TOTAL            18                $0.00 $406,000.00 $395,000.00

-----------------------------------------------------------------------
    LOT   BUILDOUT    CONST     UNIT          MAXIMUM      UNIT     ST
   AVAIL    AVAIL     AVAIL     AVAIL          AVAIL      CURRENT    G
                               SUBTOTAL                    AVAIL    RPT
-----------------------------------------------------------------------
 $22,000.00 $0.00 $102,000.00 $124,000.00   $106,125.00 $106,125.00 9
 $22,000.00 $0.00 $104,000.00 $126,000.00   $110,700.00 $110,700.00 9
 $22,000.00 $0.00       $0.00  $22,000.00   $110,250.00  $22,000.00 0
 $22,000.00 $0.00  $12,900.00  $34,900.00    $90,750.00  $34,900.00 1
 $22,000.00 $0.00       $0.00  $22,000.00   $119,175.00  $22,000.00 0
 $22,000.00 $0.00       $0.00  $22,000.00   $105,750.00  $22,000.00 0
 $22,000.00 $0.00       $0.00  $22,000.00   $103,500.00  $22,000.00 0
 $22,000.00 $0.00  $47,500.00  $59,500.00    $93,535.00  $69,500.00 3
 $22,000.00 $0.00  $28,500.00  $22,000.00   $101,250.00  $50,000.00 2
 $22,000.00 $0.00       $0.00  $45,400.00   $108,750.00  $22,000.00 0
 $22,000.00 $0.00  $23,400.00  $22,000.00    $74,685.00  $45,000.00 2
 $22,000.00 $0.00       $0.00  $22,000.00   $114,675.00  $22,000.00 0
 $22,000.00 $0.00       $0.00  $22,000.00   $110,250.00  $22,000.00 0
 $22,000.00 $0.00       $0.00  $22,000.00   $110,175.00  $22,000.00 0
 $22,000.00 $0.00       $0.00  $22,000.00   $102,123.00  $22,000.00 0
 $22,000.00 $0.00       $0.00  $22,000.00   $101,175.00  $22,000.00 0
 $22,000.00 $0.00       $0.00  $22,000.00    $96,675.00  $22,000.00 0
 $22,000.00 $0.00       $0.00  $22,000.00   $106,425.00  $22,000.00 0
-----------------------------------------------------------------------
$396,000.00 $0.00 $316,600.00 $714,600.00 $1,865,956.00 $881,425.00



TUESDAY, MAY 30, 1995         AVAILABILITY REPORT                        Page 10

 Borrower: UNITED HOMES

 Division: GRAND RAPIDS       Masterplan: N/A            Subdivision: WINDCREST

 County:   N/A                State:      MI


-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 TRACT   PH.    BLOCK    LOT    BLDG   UNIT      LOT            LOT        LOT           LOT
                                               RESIDUAL      APPRAISED     BOOK         AVAIL
                                                SUBTTL        SUBTTL      SUBTTL
-------------------------------------------------------------------------------------------------
N/A      N/A    N/A      N/A    A       003       $0.00     $7,500.00     $10,000.00    $7,500.00
N/A      N/A    N/A      N/A    A       004       $0.00     $7,500.00     $10,000.00    $7,500.00
N/A      N/A    N/A      N/A    B       005       $0.00     $7,500.00     $10,000.00    $7,500.00
N/A      N/A    N/A      N/A    B       006       $0.00     $7,500.00     $10,000.00    $7,500.00
N/A      N/A    N/A      N/A    B       007       $0.00     $7,500.00     $10,000.00    $7,500.00
N/A      N/A    N/A      N/A    B       008       $0.00     $7,500.00     $10,000.00    $7,500.00
N/A      N/A    N/A      N/A    G       025       $0.00     $7,500.00     $10,000.00    $7,500.00
N/A      N/A    N/A      N/A    G       026       $0.00     $7,500.00     $10,000.00    $7,500.00
N/A      N/A    N/A      N/A    G       027       $0.00     $7,500.00     $10,000.00    $7,500.00
N/A      N/A    N/A      N/A    G       028       $0.00     $7,500.00     $10,000.00    $7,500.00
N/A      N/A    N/A      N/A    H       029       $0.00     $7,500.00     $10,000.00    $7,500.00
N/A      N/A    N/A      N/A    H       030       $0.00     $7,500.00     $10,000.00    $7,500.00
N/A      N/A    N/A      N/A    H       031       $0.00     $7,500.00     $10,000.00    $7,500.00
N/A      N/A    N/A      N/A    H       032       $0.00     $7,500.00     $10,000.00    $7,500.00
N/A      N/A    N/A      N/A    I       033       $0.00     $7,500.00     $10,000.00    $7,500.00
N/A      N/A    N/A      N/A    I       034       $0.00     $7,500.00     $10,000.00    $7,500.00
N/A      N/A    N/A      N/A    I       035       $0.00     $7,500.00     $10,000.00    $7,500.00
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

TOTAL                    17                       $0.00   $127,500.00    $170,000.00  $127,500.00


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TRACT   BUILDOUT  CONST            UNIT         MAXIMUM        UNIT          ST
        AVAIL     AVAIL           AVAIL          AVAIL        CURRENT        G
                                 SUBTOTAL                      AVAIL        RPT
-------------------------------------------------------------------------------
N/A     $0.00    $22,500.00      $30,000.00      $84,935.00    $30,000.00    2
N/A     $0.00    $23,400.00      $30,900.00      $71,435.00    $30,900.00    2
N/A     $0.00    $23,400.00      $30,900.00      $89,250.00    $30,900.00    2
N/A     $0.00    $22,500.00      $30,000.00      $90,750.00    $30,000.00    2
N/A     $0.00         $0.00       $7,500.00      $85,500.00     $7,500.00    2
N/A     $0.00    $23,400.00      $30,900.00      $71,435.00    $30,900.00    2
N/A     $0.00         $0.00       $7,500.00       $7,500.00     $7,500.00    0
N/A     $0.00         $0.00       $7,500.00       $7,500.00     $7,500.00    0
N/A     $0.00         $0.00       $7,500.00       $7,500.00     $7,500.00    0
N/A     $0.00         $0.00       $7,500.00      $97,659.00     $7,500.00    0
N/A     $0.00         $0.00       $7,500.00      $83,250.00     $7,500.00    0
N/A     $0.00         $0.00       $7,500.00      $88,500.00     $7,500.00    0
N/A     $0.00         $0.00       $7,500.00      $89,250.00     $7,500.00    0
N/A     $0.00         $0.00       $7,500.00       $7,500.00     $7,500.00    0
N/A     $0.00    $74,100.00      $81,600.00     $100,184.25    $81,600.00    8
N/A     $0.00    $60,000.00      $87,600.00      $91,500.00    $87,500.00    5
N/A     $0.00         $0.00       $7,500.00      $91,725.00     $7,500.00    5
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

TOTAL   $0.00   $249,300.00     $376,600.00   $1,145,373.25   $376,800.00


TUESDAY, MAY 30, 1995         AVAILABILITY REPORT                        Page 13

 Borrower: UNITED HOMES

 Division: PHOENIX            Masterplan: N/A         Subdivision:  DESERT WINDS

 County:   N/A                State:      AZ


--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 TRACT   PH.    BLOCK    LOT    BLDG   UNIT      LOT            LOT        LOT            LOT
                                               RESIDUAL      APPRAISED     BOOK          AVAIL
                                                SUBTTL        SUBTTL      SUBTTL
--------------------------------------------------------------------------------------------------
N/A      N/A    N/A      010    N/A    N/A       $0.00       $16,125.00   $16,690.00    $16,125.00
N/A      N/A    N/A      011    N/A    N/A       $0.00       $16,125.00   $16,690.00    $16,125.00
N/A      N/A    N/A      040    N/A    N/A       $0.00       $16,125.00   $16,690.00    $16,125.00
N/A      N/A    N/A      045    N/A    N/A       $0.00       $16,125.00   $16,690.00    $16,125.00
N/A      N/A    N/A      046    N/A    N/A       $0.00       $16,125.00   $16,690.00    $16,125.00
N/A      N/A    N/A      051    N/A    N/A       $0.00       $16,125.00   $16,690.00    $16,125.00
N/A      N/A    N/A      052    N/A    N/A       $0.00       $16,125.00   $16,690.00    $16,125.00
N/A      N/A    N/A      053    N/A    N/A       $0.00       $16,125.00   $16,690.00    $16,125.00
N/A      N/A    N/A      054    N/A    N/A       $0.00       $16,125.00   $16,690.00    $16,125.00
N/A      N/A    N/A      055    N/A    N/A       $0.00       $16,125.00   $16,690.00    $16,125.00
N/A      N/A    N/A      056    N/A    N/A       $0.00       $16,125.00   $16,690.00    $16,125.00
N/A      N/A    N/A      057    N/A    N/A       $0.00       $16,125.00   $16,690.00    $16,125.00
N/A      N/A    N/A      060    N/A    N/A       $0.00       $16,125.00   $16,690.00    $16,125.00
N/A      N/A    N/A      068    N/A    N/A       $0.00       $16,125.00   $16,690.00    $16,125.00
N/A      N/A    N/A      071    N/A    N/A       $0.00       $16,125.00   $16,690.00    $16,125.00
N/A      N/A    N/A      077    N/A    N/A       $0.00       $16,125.00   $16,690.00    $16,125.00
N/A      N/A    N/A      080    N/A    N/A       $0.00       $16,125.00   $16,690.00    $16,125.00
N/A      N/A    N/A      101    N/A    N/A       $0.00       $16,125.00   $16,690.00    $16,125.00
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

TOTAL                    18                      $0.00      $290,250.00  $304,020.00   $290,250.00


----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
 TRACT  BUILDOUT         CONST            UNIT         MAXIMUM          UNIT          ST
        AVAIL            AVAIL           AVAIL          AVAIL          CURRENT        G
                                        SUBTOTAL                        AVAIL        RPT
----------------------------------------------------------------------------------------
N/A         $0.00       $11,241.30      $27,366.30      $74,437.50      $27,366.30    1
N/A         $0.00       $10,736.20      $28,860.20      $28,962.50      $28,850.20    1
N/A         $0.00       $84,480.30      $80,605.30           $0.00           $0.00    8
N/A         $0.00       $74,935.00      $91,060.00      $82,298.25      $82,298.25    9
N/A         $0.00       $10,697.25      $26,822.25      $70,494.00      $28,822.25    1
N/A         $0.00       $11,708.10      $27,833.10      $78,225.00      $27,833.10    1
N/A         $0.00       $21,425.40      $37,550.40      $69,712.50      $37,550.40    2
N/A         $0.00       $10,697.25      $26,822.25      $69,712.50      $28,822.25    1
N/A         $0.00       $10,708.20      $26,833.20      $71,962.50      $26,833.20    1
N/A         $0.00       $58,953.60      $76,078.60      $76,650.00      $78,078.60    5
N/A         $0.00       $64,249.20      $80,374.20      $71,962.50      $71,962.50    7
N/A         $0.00       $10,712.70      $26,837.70      $71,212.50      $26,837.70    1
N/A         $0.00       $10,712.70      $26,837.70      $70,462.50      $26,837.70    1
N/A         $0.00       $10,712.70      $26,837.70      $71,775.00      $26,837.70    1
N/A         $0.00       $10,708.20      $26,833.20      $74,154.00      $26,833.20    1
N/A         $0.00       $11,708.10      $27,833.10      $82,032.00      $27,833.10    1
N/A         $0.00       $11,241.30      $27,366.30      $78,087.50      $27,366.30    1
N/A         $0.00       $10,712.70      $26,837.70      $71,212.50      $26,837.70    1
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

TOTAL       $0.00      $427,339.20     $717,589.20   $1,254,363.25     $619,810.46


TUESDAY, MAY 30, 1995         AVAILABILITY REPORT                        Page 11

 Borrower: UNITED HOMES

 Division: PHOENIX            Masterplan: N/A            Subdivision:   ARISSONA

 County:   N/A                State:      AZ



--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 TRACT   PH.    BLOCK    LOT    BLDG   UNIT      LOT            LOT        LOT            LOT
                                               RESIDUAL      APPRAISED     BOOK          AVAIL
                                                SUBTTL        SUBTTL      SUBTTL
--------------------------------------------------------------------------------------------------
N/A      N/A    N/A      001    N/A    N/A       $0.00       $67,500.00   $90,000.00    $67,500.00
N/A      N/A    N/A      003    N/A    N/A       $0.00       $67,500.00   $90,000.00    $67,500.00
N/A      N/A    N/A      004    N/A    N/A       $0.00       $67,500.00   $90,000.00    $67,500.00
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

TOTAL                    3                       $0.00      $202,500.00  $270,000.00   $202,500.00


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRACT   BUILDOUT      CONST          UNIT         MAXIMUM      UNIT          ST
         AVAIL         AVAIL         AVAIL          AVAIL      CURRENT        G
                                    SUBTOTAL                    AVAIL        RPT
--------------------------------------------------------------------------------
N/A         $0.00    $117,616.60   $185,016.60    $275,672.25  $185,018.60    7
N/A         $0.00     $22,705.05    $90,205.05    $273,085.25   $90,205.05    1
N/A         $0.00     $22,705.05    $90,205.05    $260,946.25   $90,205.05    1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TOTAL       $0.00    $162,928.70   $365,426.70    $799,683.75  $385,426.70


TUESDAY, MAY 30, 1995               AVAILABILITY REPORT                 PAGE 12

BORROWER: UNITED HOMES

DIVISION: PHOENIX               MASTERPLAN: N/A       SUBDIVISION: AUTUMN RIDGE

COUNTY:   N/A                   STATE: AZ

----------------------------------------------------------------------------------------
TRACT  PH.   BLOCK   LOT   BLDG   UNIT     LOT       LOT          LOT           LOT
                                         RESIDUAL  APPRAISED      BOOK         AVAIL
                                          SUBTTL     SUBTTL      SUBTTL
----------------------------------------------------------------------------------------
N/A    N/A    N/A    030    N/A    N/A     $0.00   $15,375.00   $17,000.00   $15,375.00
N/A    N/A    N/A    032    N/A    N/A     $0.00   $15,375.00   $17,000.00   $15,375.00
N/A    N/A    N/A    034    N/A    N/A     $0.00   $15,375.00   $17,000.00   $15,375.00
N/A    N/A    N/A    036    N/A    N/A     $0.00   $15,375.00   $17,000.00   $15,375.00
N/A    N/A    N/A    045    N/A    N/A     $0.00   $15,375.00   $17,000.00   $15,375.00
N/A    N/A    N/A    046    N/A    N/A     $0.00   $15,375.00   $17,000.00   $15,375.00
N/A    N/A    N/A    047    N/A    N/A     $0.00   $15,375.00   $17,000.00   $15,375.00
N/A    N/A    N/A    048    N/A    N/A     $0.00   $15,375.00   $17,000.00   $15,375.00
N/A    N/A    N/A    049    N/A    N/A     $0.00   $15,375.00   $17,000.00   $15,375.00
N/A    N/A    N/A    051    N/A    N/A     $0.00   $15,375.00   $17,000.00   $15,375.00
N/A    N/A    N/A    052    N/A    N/A     $0.00   $15,375.00   $17,000.00   $15,375.00
N/A    N/A    N/A    053    N/A    N/A     $0.00   $15,375.00   $17,000.00   $15,375.00
N/A    N/A    N/A    056    N/A    N/A     $0.00   $15,375.00   $17,000.00   $15,375.00
N/A    N/A    N/A    057    N/A    N/A     $0.00   $15,375.00   $17,000.00   $15,375.00
N/A    N/A    N/A    060    N/A    N/A     $0.00   $15,375.00   $17,000.00   $15,375.00
N/A    N/A    N/A    061    N/A    N/A     $0.00   $15,375.00   $17,000.00   $15,375.00
N/A    N/A    N/A    063    N/A    N/A     $0.00   $15,375.00   $17,000.00   $15,375.00
----------------------------------------------------------------------------------------
Total                 17                   $0.00  $261,375.00  $269,000.00  $261,375.00


-----------------------------------------------------------------
BUILDOUT   CONST        UNIT         MAXIMUM      UNIT        ST
 AVAIL     AVAIL       AVAIL.         AVAIL      CURRENT       G
                      SUBTOTAL                    AVAIL       RPT
-----------------------------------------------------------------
$0.00   $ 7,485.90   $22,860.90    $63,300.00   $22,860.90    1
$0.00   $10,130.70   $25,505.70    $66,541.00   $25,505.70    1
$0.00   $11,467.50   $26,842.50    $63,310.00   $26,642.50    1
$0.00    $9,687.75   $25,062.75    $66,949.50   $25,062.75    1
$0.00   $10,473.15   $25,848.15    $71,188.50   $25,848.15    1
$0.00    $9,251.25   $24,626.25    $64,074.75   $24,626.25    1
$0.00    $9,251.25   $24,626.25    $60,423.00   $24,626.25    1
$0.00   $63,297.00   $78,672.00    $66,119.25   $66,119.25    7
$0.00    $8,598.75   $23,973.75    $68,541.00   $23,973.75    1
$0.00    $8,598.75   $23,973.75    $67,425.00   $23,973.75    1
$0.00    $8,616.75   $23,991.75    $67,600.00   $23,991.75    1
$0.00    $7,485.90   $22,860.90    $61,622.50   $22,860.90    1
$0.00    $8,598.75   $23,973.75    $68,741.25   $23,973.75    1
$0.00   $56,798.70   $72,173.70    $68,927.25   $68,927.25    6
$0.00    $9,687.75   $25,062.75    $69,710.25   $25,062.75    1
$0.00    $7,910.70   $23,285.70    $66,675.00   $23,285.70    1
$0.00    $9,634.95   $25,009.95    $48,174.75   $25,009.95    1
-----------------------------------------------------------------
$0.00  $258,975.50  $518,350.50 $1,111,423.00  $502,551.30


TUESDAY, MAY 30, 1995               AVAILABILITY REPORT                  PAGE 12

BORROWER: UNITED HOMES

DIVISION: PHOENIX               MASTERPLAN: N/A       SUBDIVISION: RED DOG RANCH

COUNTY:   N/A                   STATE:      AZ

------------------------------------------------------------------------------------
TRACT PH.  BLOCK  LOT  BLDG  UNIT    LOT          LOT          LOT          LOT
                                   RESIDUAL    APPRAISED       BOOK        AVAIL
                                    SUBTTL      SUBTTL        SUBTTL
------------------------------------------------------------------------------------
N/A   N/A   N/A   015   N/A   N/A    $0.00     $86,250.00   $62,300.00   $62,300.00
N/A   N/A   N/A   016   N/A   N/A    $0.00     $86,250.00   $62,300.00   $62,300.00
N/A   N/A   N/A   025   N/A   N/A    $0.00     $86,250.00   $62,300.00   $62,300.00
N/A   N/A   N/A   026   N/A   N/A    $0.00     $86,250.00   $62,300.00   $62,300.00
N/A   N/A   N/A   027   N/A   N/A    $0.00     $86,250.00   $62,300.00   $62,300.00
N/A   N/A   N/A   029   N/A   N/A    $0.00     $86,250.00   $62,300.00   $62,300.00
N/A   N/A   N/A   030   N/A   N/A    $0.00     $86,250.00   $62,300.00   $62,300.00
N/A   N/A   N/A   041   N/A   N/A    $0.00     $86,250.00   $62,300.00   $62,300.00
N/A   N/A   N/A   042   N/A   N/A    $0.00     $86,250.00   $62,300.00   $62,300.00
N/A   N/A   N/A   043   N/A   N/A    $0.00     $86,250.00   $62,300.00   $62,300.00
N/A   N/A   N/A   048   N/A   N/A    $0.00     $86,250.00   $62,300.00   $62,300.00
N/A   N/A   N/A   050   N/A   N/A    $0.00     $86,250.00   $62,300.00   $62,300.00
------------------------------------------------------------------------------------
Total              12                $0.00  $1,035,000.00  $747,600.00  $747,600.00


----------------------------------------------------------------------------
TRACT  BUILDOUT   CONST           UNIT         MAXIMUM         UNIT      ST
        AVAIL     AVAIL           AVAIL         AVAIL         CURRENT     G
                                SUBTOTAL                       AVAIL     RPT
----------------------------------------------------------------------------
N/A     $0.00   $27,656.10     $89,868.10    $203,743.50     $89,858.10   1
N/A     $0.00   $22,994.85     $85,294.85    $208,557.75     $85,294.85   1
N/A     $0.00   $29,568.00     $91,868.00    $228,618.00     $91,658.00   1
N/A     $0.00   $22,894.85     $85,294.85    $212,319.00     $85,294.85   1
N/A     $0.00   $22,994.85     $85,294.85    $183,180.00     $85,294.85   1
N/A     $0.00   $25,694.85     $87,994.85    $210,517.50     $87,994.85   1
N/A     $0.00   $27,401.10     $89,701.10    $224,017.50     $89,701.10   1
N/A     $0.00   $29,568.00     $91,868.00    $204,051.75     $91,668.00   1
N/A     $0.00   $29,568.00     $91,868.00    $206,231.25     $91,668.00   1
N/A     $0.00   $29,568.00     $91,868.00    $220,922.25     $91,658.00   1
N/A     $0.00   $22,994.85     $85,294.85    $197,325.00     $85,294.85   1
N/A     $0.00   $29,568.00     $91,868.00    $203,946.00     $91,868.00   1
----------------------------------------------------------------------------
Total   $0.00  $320,481.45  $1,068,081.45  $2,503,429.50  $1,068,081.45
